                                                                   EXHIBIT 10.19

================================================================================




                             CONTRIBUTION AGREEMENT




                                 BY AND BETWEEN




                              ROBERT F. MAGUIRE III
                    AND THE CONTRIBUTORS LISTED ON EXHIBIT A




                                       AND




                            MAGUIRE PROPERTIES, L.P.,
                         A MARYLAND LIMITED PARTNERSHIP




                          DATED AS OF NOVEMBER 11, 2002




================================================================================

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
RECITALS.......................................................................1
ARTICLE 1. CONTRIBUTION OF PARTNERSHIP INTERESTS  AND EXCHANGE FOR
           PARTNERSHIP UNITS...................................................2
   Section 1.1   Contribution of Partnership Interests.........................2
   Section 1.2   Contribution of Assets........................................3
   Section 1.3   Excluded Assets...............................................3
   Section 1.4   Assumed Liabilities...........................................3
   Section 1.5   Consideration and Exchange of Partnership Units...............3
   Section 1.6   Adjusted Consideration........................................4
   Section 1.7   Treatment as Contribution.....................................4
   Section 1.8   Allocation of Total Consideration.............................4
   Section 1.9   Term of Agreement.............................................5
   Section 1.10  Final Year Allocations........................................5
   Section 1.11  Sale Limitations and Debt Guarantees..........................5

ARTICLE 2. CLOSING.............................................................6
   Section 2.1   Conditions Precedent..........................................6
   Section 2.2   Time and Place................................................7
   Section 2.3   Closing Deliveries............................................7
   Section 2.4   Closing Costs.................................................8

ARTICLE 3. REPRESENTATIONS AND WARRANTIES AND INDEMNITIES......................8
   Section 3.1   Representations and Warranties of the Operating Partnership...8
   Section 3.2   Representations and Warranties of Contributor.................9
   Section 3.3   Indemnification...............................................9

ARTICLE 4. COVENANTS..........................................................10
   Section 4.1   Covenants of Contributors....................................10
   Section 4.2   Tax Covenants................................................11

ARTICLE 5. RELEASES AND WAIVERS...............................................12
   Section 5.1   General Release of Operating Partnership.....................12
   Section 5.2   General Release of Contributors..............................12
   Section 5.3   Waiver of Section 1542 Protections...........................12
   Section 5.4   Waiver of Rights Under Partnership Agreements; Consents
                 With Respect to Partnership Interests........................13

ARTICLE 6. POWER OF ATTORNEY..................................................14
   Section 6.1   Grant of Power of Attorney...................................14
   Section 6.2   Limitation on Liability......................................15
   Section 6.3   Ratification; Third Party Reliance...........................15

ARTICLE 7. MISCELLANEOUS......................................................16
   Section 7.1   Dispute Resolution...........................................16
   Section 7.2   Further Assurances...........................................17
   Section 7.3   Counterparts.................................................17
   Section 7.4   Governing Law................................................17
   Section 7.5   Amendment; Waiver............................................17




   Section 7.6   Entire Agreement.............................................17
   Section 7.7   Assignability................................................17
   Section 7.8   Titles.......................................................17
   Section 7.9   Third Party Beneficiary......................................17
   Section 7.10  Severability.................................................18
   Section 7.11  Equitable Remedies...........................................18
   Section 7.12  Confidentiality..............................................18
   Section 7.13  Time Of The Essence..........................................18
   Section 7.14  Reliance.....................................................18
   Section 7.15  Survival.....................................................18
   Section 7.16  Notice.......................................................19

                                  EXHIBIT LIST

                                                                   SECTION FIRST
EXHIBITS                                                             REFERENCED
--------                                                           -------------
 A     Contributors' Partnership Interests and Contributed Assets......Recital D

 B-1   Contribution and Assumption Agreement...........................1.1

 B-2   Contribution and Assumption Agreement...........................1.2

 C     Form of Quitclaim...............................................1.1

 D     Representations, Warranties and Indemnities of Contributor......3.2

 E     Power of Attorney...............................................2.3(e)

 F     Sale Limitations and Debt Guarantee.............................1.12

 G     Form of Pledge Agreement........................................2.3(f)

 H     Form of Estoppel Certificate....................................2.3(k)


SCHEDULES

 1.1    List of Excluded Notes and Related Agreements..................1.1

 1.2    List of Contributed Assets.....................................1.2

 1.4    List of Assumed Liabilities....................................1.4

 2.1(e) List of Tenant Estoppels.......................................2.1(e)



APPENDICES

 A      Disclosure Schedule............................................3.2

                             CONTRIBUTION AGREEMENT

        THIS CONTRIBUTION AGREEMENT (including all exhibits, hereinafter referred to as this "Agreement") is made and entered into as of November 11, 2002 by and between Maguire Properties, L.P., a Maryland limited partnership (the "Operating Partnership"), and Robert F. Maguire III, an individual ("RFM"), each of the entities listed on Exhibit A attached hereto (each, a "Contributor" and collectively, the "Contributors") and the other entities listed thereon.

                                    RECITALS

        A. The Operating Partnership desires to consolidate the ownership of a portfolio of office and other properties (the "Participating Properties") located in Southern California and Texas through a series of transactions (the "Formation Transactions") whereby the Operating Partnership will acquire direct or indirect interests in the Participating Properties by acquiring direct interests in the Participating Properties (the "Property Interests") or, directly or indirectly, some or all of the interests in certain limited partnerships, certain limited liability companies and certain other entities (collectively, the "Participating Partnerships") which currently own directly or indirectly the Participating Properties, or a combination of the foregoing.

        B. The Formation Transactions relate to the proposed initial public offering (the "Public Offering") of the common stock of Maguire Properties, Inc., a Maryland corporation (the "Company"), which will operate as a self-administered and self-managed real estate investment trust ("REIT") within the meaning of Section 856 of the Internal Revenue Code of 1986, as amended (the "Code") and which is the sole general partner of the Operating Partnership.

        C. The owners of the Property Interests and the partners and members of the Participating Partnerships will either transfer their unencumbered Property Interests or unencumbered interests in the Participating Partnerships, as applicable, to the Operating Partnership in exchange for cash or contribute such unencumbered interests directly to the Operating Partnership in exchange for units of limited partnership interest ("Partnership Units") in the Operating Partnership.

        D. Each Contributor owns interests in certain of the Participating Partnerships as set forth on Exhibit A (each, a "Partnership", and collectively, the "Partnerships") which Partnerships own directly or indirectly interests in certain of the Participating Properties as set forth on Exhibit A (each, a "Property" and together the "Properties"). As used herein, "Partnership Agreement" means the respective partnership agreement, limited liability company agreement or membership agreement, as applicable, under which each Partnership was formed (including all amendments or restatements).

        E. Each Contributor desires to, and the Operating Partnership desires each Contributor to, contribute to the Operating Partnership, all of its right, title and interest, free and clear of all Liens (as defined in Exhibit D), as a partner or member in each of the Partnerships, including, without limitation, all of its voting rights and interests in the capital, profits and losses of the Partnerships or any property distributable therefrom, constituting all of its interests in and to the Partnerships (such right, title and interest in and to the Partnerships are hereinafter collectively referred to as the "Partnership Interests"), in exchange for Partnership Units, on the terms and subject to the conditions set forth herein.

        F. Each Contributor acknowledges that the Operating Partnership may decide that, rather than acquiring all of the direct and indirect interests in the entity that owns a certain Property or acquiring a Partnership Interest by direct transfer, it is more desirable for the Operating Partnership to acquire a particular Property by a direct contribution of such Property from the Partnership that owns such Property (a "Direct Contribution"), or by a merger of such Contributor (if such Contributor is an entity) or a Partnership with and into the Company, the Operating Partnership or an affiliate of either of them (a "Merger"), or to divide a Partnership into more than one partnership to facilitate the Formation Transactions (a "Division"); and each Contributor desires to give the Operating Partnership the right, in the Operating Partnership's sole discretion, to engage in any Direct Contribution, Merger or Division on the terms and conditions described herein without the need to seek any further consent or action of such Contributor, and will give hereby an irrevocable power of attorney as set forth in Article 6 hereof and irrevocable consents as set forth in Section 5.4 hereof.

        G. In addition to the contribution of Partnership Interests contemplated hereby, as part of the Formation Transactions, one of the Contributors, Maguire Partners Development, Ltd. (formerly Maguire/Thomas Partners Development, Ltd.) ("Development") desires to contribute certain management assets, including contracts and employees, and liabilities to the Operating Partnership in exchange for Partnership Units, and the Operating Partnership desires to acquire such assets and liabilities. It is presently intended that the Operating Partnership will contribute certain of these assets and liabilities to a taxable REIT subsidiary within the meaning of Section 856(1) of the Code in exchange for capital stock of such corporation.

        H. The parties acknowledge that the Operating Partnership's acquisition of the Partnership Interests, the Contributed Assets (as defined in Section 1.2(a) below) and the Assumed Agreements (as defined below), and the assumption of the Assumed Liabilities (as defined in Section 1.4 below) is in connection with and subject to the consummation of the Formation Transactions and the Public Offering. It is understood that the Operating Partnership may acquire interests in additional properties with the proceeds of the Public Offering.

        NOW, THEREFORE, for and in consideration of the foregoing premises, and the mutual undertakings set forth below, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                               TERMS OF AGREEMENT

                                   ARTICLE 1.
                      CONTRIBUTION OF PARTNERSHIP INTERESTS
                       AND EXCHANGE FOR PARTNERSHIP UNITS

     Section 1.1 Contribution of Partnership Interests.

        At the Closing (as defined in Section 2.2 herein) and subject to the terms and conditions contained in this Agreement, each Contributor shall contribute, transfer, assign, convey and deliver to the Operating Partnership, absolutely and unconditionally, and free and clear of all Liens, all of its Partnership Interests and Property Interests (if any), including all of such Contributor's rights and interests to the Partnerships and all rights to indemnification in favor of such Contributor under the agreements pursuant to which such Contributor or its affiliates acquired the Partnership Interests and Property Interests (if any) transferred pursuant to this Agreement; provided however, that the Contributors are not contributing any of the related promissory notes and other side letters and ancillary agreements listed on
Schedule 1.1. The contribution of each Contributor's Partnership Interests shall be evidenced by a Contribution and Assumption Agreement in substantially the form of Exhibit B-1 attached hereto. Furthermore, each Contributor shall execute or shall cause each of its individual constituent partners and/or members (as applicable) to execute and have duly acknowledged an individual quitclaim deed for each Property in the form of Exhibit C quitclaiming to the Operating Partnership any direct or indirect ownership interest in and to the Properties; provided, however, any direct transfer of title to a Property shall be made by way of a grant deed. The parties shall take such additional actions and execute such additional documentation as may be required by each relevant Partnership Agreement and the Amended and Restated Agreement of Limited Partnership of the Operating Partnership (the "OP Agreement") or as requested in the reasonable judgment of counsel to the Operating Partnership in order to effect the transactions contemplated hereby.

     Section 1.2 Contribution of Assets. At the Closing and subject to the terms and conditions contained in this Agreement:

        (a) Development shall contribute, transfer, assign convey and deliver to the Operating Partnership, and the Operating Partnership shall acquire and accept, all of Development's right, title and interest in and to those certain properties, assets and rights (contractual and otherwise) listed on Schedule 1.2, free and clear of any and all Liens (the "Contributed Assets");

        (b) Maguire Partners - WFC Holdings, LLC shall contribute and assign to the Operating Partnership all of its right, title and interest in, under and to the Membership Interest Transfer Agreement and Joint Escrow Instructions made and entered into as of May 8, 2002 with GD&C Trust (the "Membership Interest Transfer Agreement");

        (c) Robert F. Maguire III shall contribute and assign to the Operating Partnership all of his right, title and interest in, under and to the specific portion of those certain Option Agreements identified on Exhibit A (the "Option Agreements," and together with the Membership Interest Transfer
Agreement, the "Assumed Agreements"); and

        (d) Maguire Partners -- Hope Place, Ltd. and Maguire Partners BGHS, LLC will cause Bunker Hill Equity, LLC, upon the prior consent of all of the members of Bunker Hill Equity, including the preferred equity member, to restructure and contribute certain assets to the Operating Partnership in exchange for Partnership Units.

            The contribution of the Contributed Assets and the Assumed Agreements and the assumption of all obligations thereunder shall be evidenced by a Contribution and Assumption Agreement in substantially the form of Exhibit B-2 attached hereto. The parties shall take such additional actions and execute such additional documentation as may be required by the OP Agreement or as requested in the reasonable judgment of counsel to the Operating Partnership in order to effect the transactions contemplated hereby.

     Section 1.3 Excluded Assets. Notwithstanding anything contained in this Agreement, the parties expressly acknowledge and agree that all assets and properties of Development which are not identified herein as Contributed Assets shall be "Excluded Assets."

     Section 1.4 Assumed Liabilities. On the terms and subject to the conditions set forth in this Agreement, at the Closing, the Operating Partnership shall assume from Development and thereafter pay, perform or discharge in accordance with their terms all of the liabilities of Development listed on Schedule 1.4 (the "Assumed Liabilities"). All liabilities of Development other than the Assumed Liabilities are collectively referred to as the "Excluded Liabilities."


     Section 1.5 Consideration and Exchange of Partnership Units.

        Subject to Section 1.6, the Operating Partnership shall, in exchange for the Partnership Interests, the Property Interests (if any), the Contributed Assets, the Assumed Liabilities and the Assumed Agreements, transfer to each Contributor the number of Partnership Units having a value, based on one Partnership Unit being equal in value to the Public Offering price for one share of the Company's common stock, equal to the value of such Contributor's Total Consideration indicated on Exhibit A. The transfer of the Partnership Units to each Contributor shall be evidenced by either an amendment (the "Amendment") to the OP Agreement or by certificates relating to such Partnership Units (the "Certificates") in either case, as determined by the Operating Partnership, in such form as shall be reasonably acceptable to each such Contributor. The parties shall take such additional actions and execute such additional documentation as may be required by the relevant Partnership Agreements and the OP Agreement in order to effect the transactions contemplated hereby.

     Section 1.6 Adjusted Consideration.

        The Operating Partnership reserves the right not to acquire any particular interest that constitutes part of the Partnership Interests, if in good faith the Operating Partnership determines that the ownership of such interest or the underlying Property would be inappropriate for the Operating Partnership. Each Contributor hereby agrees that, in such event, such Contributor's Total Consideration as indicated on Exhibit A may be reduced by an amount determined in accordance with Exhibit A.

        The risk of loss relating to each Contributor's Partnership Interests and the underlying Properties prior to Closing shall be borne by such Contributor. If, prior to the Closing, any Property is partially or totally destroyed or damaged by fire or other casualty, or is taken by eminent domain or through condemnation proceedings, then the Operating Partnership may, at its option, determine not to acquire the particular interest in the Partnership that directly or indirectly owns the Property that has been partially or totally destroyed, damaged or taken. After the occurrence of any such casualty or condemnation affecting a Property, the Operating Partnership may also, at its option, elect to (a) acquire each Contributor's particular interest in any such Partnership that directly or indirectly owns the affected Property, (b) direct each Contributor to pay or cause to be paid to the Operating Partnership any sums collected under any policies of insurance or award proceeds relating to such casualty or condemnation and otherwise assign to the Operating Partnership all rights to collect such sums as may then be uncollected, and/or (c) adjust or settle any insurance claim or condemnation proceeding. Under such circumstances, such Contributor's Total Consideration shall be reduced by its pro rata share of the amount of any deductibles under the applicable insurance policies or award. Insurance on the transferred Partnership Interests shall be assigned to the Operating Partnership at the Closing.

     Section 1.7 Treatment as Contribution.

        The transfer, assignment and exchange effectuated pursuant to this Agreement shall constitute a "Capital Contribution" to the Operating Partnership pursuant to Article 4 of the OP Agreement and is intended to be governed by
Section 721(a) of the Code, and each Contributor (including any transferor in connection with a Direct Contribution, if any, as provided hereunder) hereby consents to such treatment.

     Section 1.8 Allocation of Total Consideration.

        The Total Consideration shall be allocated in a manner reasonably agreed upon by the Operating Partnership and each Contributor. The Operating Partnership and each Contributor agree to (i) be bound by the allocation, (ii) act in accordance with the allocation in the preparation of financial statements and filing of all tax returns and in the course of any tax audit, tax review or tax litigation relating thereto and (iii) take no position and cause their affiliates to take no position inconsistent with the allocation for income tax purposes.

     Section 1.9 Term of Agreement.

        If the Closing does not occur by June 30, 2003 (the "Termination Date"), this Agreement shall be deemed terminated and shall be of no further force and effect and neither the Operating Partnership nor any Contributor shall have any further obligations hereunder except as specifically set forth herein.

     Section 1.10 Final Year Allocations.

        To the extent a Partnership Agreement does not provide for final year tax allocations, the parties hereto agree to use the "interim closing of the books" method as provided in Section 706 of the Code to allocate income and loss for the year.

     Section 1.11 Sale Limitations and Debt Guarantees.

        In connection with the Formation Transactions, the Operating Partnership has agreed to certain limitations on its ability to sell its direct or indirect interests in the Participating Properties and to make certain debt available to be guaranteed by certain Contributors, as set forth on Exhibit F.

     Section 1.12 Pre-Closing Transactions.

        Attached to Schedule 1.2 hereto is a schedule of intercompany obligations of Development, its affiliates, and certain individuals and other entities, as of September 30, 2002 (the "Intercompany Schedule"). Contemporaneously with or prior to the Closing Date, all accounts receivable or payable from or to a Participating Partnership or Entity (as defined in Exhibit
D) that will be owned in whole (denoted by "I" on the attached Intercompany Schedule) or in part (denoted by "%"on the attached Intercompany Schedule), directly or indirectly, by the Operating Partnership upon consummation of the Formation Transactions, on the one hand, to or from a partnership, entity or RFM or his affiliates that will not be owned in whole or in part, directly or indirectly, by the Operating Partnership upon consummation of the Formation Transactions (denoted by "O" on the attached Intercompany Schedule), on the other hand, will be contributed/distributed, contributed, paid, merged, satisfied, written-off or forgiven, to the extent such action would be shown on an intercompany schedule updated as of the Closing Date, based on the principles used in and the method of preparation of the Intercompany Schedule as attached hereto (the "Closing Intercompany Schedule"). Notwithstanding anything to the contrary in this Agreement, the Operating Partnership shall have no right to acquire, directly or indirectly, any receivable that will result in a direct or indirect extension of credit, in the form of a personal loan, to or for any director or executive officer of the Company within the meaning of Section 402 of the Sarbanes-Oxley Act of 2002, and any such receivable not previously satisfied or distributed shall be deemed to have been distributed by the relevant Participating Partnership or Entity to its owners immediately prior to the Closing, or if necessary, shall be forgiven effective as of the Closing. Contributors each acknowledge that no accounts payable, that the Operating Partnership, directly or indirectly, will assume immediately following consummation of the Formation Transactions, after taking into account all contributions, distributions, payments, mergers, satisfactions, write-offs or other forgiveness, will be owed to RFM or any of his affiliates (including the other Contributors).

                                   ARTICLE 2.
                                     CLOSING

     Section 2.1 Conditions Precedent.

            The effectiveness of the Company's registration statement to be filed with the Securities and Exchange Commission on Form S-11 (the "Registration Statement") after the execution of this Agreement is a condition precedent to the obligations of all parties to this Agreement to effect the transactions contemplated by this Agreement on the Closing Date (as defined below).

            The obligations of the Operating Partnership to effect the transactions contemplated hereby shall be subject to the following additional conditions precedent:

        (a) The representations and warranties of each Contributor contained in this Agreement shall have been true and correct in all material respects on the date such representations and warranties were made, and shall be true and correct in all material respects on the Closing Date as if made at and as of such date;

        (b) The obligations of each Contributor contained in this Agreement to be performed by it shall have been duly performed by it on or before the Closing Date and such Contributor shall not have breached any of its covenants contained herein in any material respect;

        (c) Concurrently with the Closing, each Contributor, directly or through the Attorney-in-Fact, shall have executed and delivered to the Operating Partnership the documents required to be delivered pursuant to Section 2.3 hereof;

        (d) Each Contributor shall have obtained and delivered to the Operating Partnership any consents or approvals of any Governmental Entity (as defined in Exhibit D) or third parties (including, without limitation, any lenders and lessors) required to consummate the transactions contemplated hereby and the Formation Transactions as listed in the Disclosure Schedule;

        (e) No order, statute, rule, regulation, executive order, injunction, stay, decree or restraining order shall have been enacted, entered, promulgated or enforced by any court of competent jurisdiction or Governmental Entity that prohibits the consummation of the transactions contemplated hereby, and no litigation or governmental proceeding seeking such an order shall be pending or threatened;

        (f) There shall not have occurred between the date hereof and the Closing Date any material adverse change in any of the assets, business, financial condition, results or prospects of operation of the Partnerships and the Participating Properties, taken as a whole;

        (g) The contribution of the Partnership Interests and Property Interests (if any) is approved by the Participating Partnerships' respective partners and members to the extent such approval is required by the applicable limited partnership agreements and limited liability company operating agreements; and

        (h) All employment agreements (whether written or oral) between the employees and the Participating Partnerships or Development shall have been terminated in writing, and except to the extent liabilities thereunder have been assumed by the Operating Partnership, all obligations thereunder shall have been satisfied.

            Any or all of the foregoing conditions may be waived by the Operating Partnership in its sole and absolute discretion.

     Section 2.2 Time and Place.

            The date, time and place of the transactions contemplated hereunder shall be the day the Operating Partnership receives the proceeds from the Public Offering from the underwriter(s), at 10:00 a.m. in the office of Latham & Watkins, 633 West Fifth Street, Sixth Floor, Los Angeles, California (the "Closing" or "Closing Date"). The transfers of assets and the assumption of liabilities described in Article 1 of this Agreement, all closing deliveries and the consummation of the Public Offering shall be deemed concurrent for all purposes.

     Section 2.3 Closing Deliveries.

            At the Closing, the parties shall make, execute, acknowledge and deliver, or cause to be made, executed, acknowledged and delivered through the Attorney-in-Fact (see Section 6.1 below), the legal documents and other items (collectively the "Closing Documents") necessary to carry out the intention of this Agreement, which Closing Documents and other items shall include, without limitation, the following:

        (a) A Contribution and Assumption Agreement for each Contributor's Partnership Interests in the form attached hereto as Exhibit B-1;

        (b) A Contribution and Assumption Agreement for the Contributed Assets, the Assumed Agreements and the Assumed Liabilities in the form attached hereto as Exhibit B-2;

        (c) An individual quitclaim deed for each Property fully executed and duly acknowledged by each Contributor, if an individual, or by each of the individual constituent partners and/or members of such Contributor in the form attached hereto as Exhibit C;

        (d) The Amendment or the Certificates evidencing the transfer of Partnership Units to each Contributor;

        (e) A Power of Attorney fully executed and duly acknowledged from each Contributor substantially in the form attached hereto as Exhibit E;

        (f) A Pledge Agreement fully executed by one or more Contributors in the form attached hereto as Exhibit G;

        (g) All books and records, title insurance policies, leases, lease files, contracts, stock certificates, original promissory notes, and other indicia of ownership with respect to each Partnership (and any subsidiary Participating Partnership) which are in each Contributor's possession or which can be obtained through such Contributor's reasonable efforts;

        (h) An affidavit from each Contributor, stating under penalty of perjury, such Contributor's United States Taxpayer Identification Number and that such Contributor is not a foreign person pursuant to Section 1445(b)(2) of the Code and a comparable affidavit satisfying California and any other withholding requirements;

        (i) Any other documents reasonably requested by the Operating Partnership or reasonably necessary or desirable to assign, transfer, convey, contribute and deliver such Contributor's

Partnership Interests or, if the Operating Partnership elects, the Properties directly, free and clear of all Liens (subject to the Permitted Liens if the Properties are transferred directly) and effectuate the transactions contemplated hereby, including, without limitation, and only to the extent applicable, quitclaim deeds and/or grant deeds (if transferred directly), assignments of ground leases, air space leases and space leases, bills of sale, assignments, and such documents as may be necessary to enable a title insurance company (acceptable to the Operating Partnership in its sole discretion) to issue to the Operating Partnership at Closing an ALTA owner or leasehold policies of title insurance with such endorsements the Operating Partnership may reasonably request (including, without limitation, non-imputation endorsements to the extent available) with an aggregate of eighty percent (80%) coverage for each of the Properties (with a tie-in endorsement with respect to the Properties located in California) and levels of reinsurance for the Properties as reasonably acceptable to the Operating Partnership, insuring fee simple and/or leasehold title to all real property and improvements comprising all or any part of the Property Interests to the Operating Partnership as the Operating Partnership may designate, subject only to the Permitted Liens (collectively, the "Title Policies"), and all state and local transfer tax returns and any filings with any applicable governmental jurisdiction in which the Operating Partnership is required to file its partnership documentation or the recording of the Contribution and Assumption Agreement or deed or other Property Interests transfer documents is required;

        (j) If requested by the Operating Partnership, a certified copy of all appropriate corporate resolutions or partnership actions authorizing the execution, delivery and performance by each Contributor of this Agreement, any related documents and the documents listed in this Section 2.3;

        (k) Estoppel certificates from the tenants listed on Schedule 2.1(e), substantially in the form of Exhibit H attached hereto; and

        (l) Option Agreements with respect to the "option properties" identified in the Prospectus (as defined in Exhibit D), duly executed by the relevant Contributors (the "Option Agreements") and substantially in the form of Exhibit I attached hereto.

     Section 2.4 Closing Costs.

            The Operating Partnership shall pay any documentary transfer taxes, escrow charges, title charges and recording taxes or fees incurred in connection with the transactions contemplated hereby. Each Contributor shall be responsible for its own legal costs.

                                   ARTICLE 3.
                 REPRESENTATIONS AND WARRANTIES AND INDEMNITIES

     Section 3.1 Representations and Warranties of the Operating Partnership.

            The Operating Partnership hereby represents and warrants to and covenants with each Contributor that:

        (a) Organization; Authority. The Operating Partnership has been duly formed and is validly existing under the laws of the jurisdiction of its formation, and has all requisite power and authority to enter this Agreement, each agreement contemplated hereby and to carry out the transactions contemplated hereby and thereby, and own, lease or operate its property and to carry on its business as presently conducted and, to the extent required under applicable law, is qualified to do business and is in good standing in each jurisdiction in which the nature of its business or the character of its property make such qualification necessary.

        (b) Due Authorization. The execution, delivery and performance of this Agreement by the Operating Partnership has been duly and validly authorized by all necessary action of the Operating Partnership. This Agreement and each agreement, document and instrument executed and delivered by or on behalf of the Operating Partnership pursuant to this Agreement constitutes, or when executed and delivered will constitute, the legal, valid and binding obligation of the Operating Partnership, each enforceable against the Operating Partnership in accordance with its terms, as such enforceability may be limited by bankruptcy or the application of equitable principles.

        (c) Consents and Approvals. Except in connection with the Public Offering, no consent, waiver, approval or authorization of any third party or governmental authority or agency is required to be obtained by the Operating Partnership in connection with the execution, delivery and performance of this Agreement and the transactions contemplated hereby, except any of the foregoing that shall have been satisfied prior to the Closing Date.

     Section 3.2 Representations and Warranties of Contributor.

            Each Contributor jointly and severally represents and warrants to the Operating Partnership as provided in Exhibit D attached hereto (subject to qualification by the disclosures in the disclosure schedule attached hereto as Appendix A (the "Disclosure Schedule") and the Prospectus, including, without limitation, any matters for which a reserve has been established as reflected in the pro forma financial statements contained in the Prospectus), and acknowledges and agrees to be bound by the indemnification provisions contained therein. Each Contributor hereby agrees promptly to give the Operating Partnership written notice of any information which makes any representation or warranty made by such Contributor hereunder on the date hereof untrue, and in any event no later than five (5) business days of obtaining such information.

     Section 3.3 Indemnification.

            From and after the Closing Date, the Operating Partnership shall indemnify and hold harmless each Contributor and each Contributor's directors, officers, employees, agents, representatives and affiliates (each of which is an "Indemnified Contributor Party") from and against any and all claims, losses, damages, liabilities and expenses, including without limitation, amounts paid in settlement, reasonable attorneys' fees, costs of investigation, costs of investigative judicial or administrative proceedings or appeals therefrom and costs of attachment or similar bonds (collectively, "Losses,") asserted against, imposed upon or incurred by the Indemnified Contributor Party in connection with or as a result of: (i) any breach of a representation, warranty or covenant of the Operating Partnership contained in this Agreement or in any agreement, Schedule, Exhibit, certificate or affidavit, or in any other document delivered by the Operating Partnership pursuant to this Agreement, (ii) all fees, costs and expenses of the Operating Partnership in connection with the transactions contemplated by this Agreement, including without limitation any and all costs associated with the transfers contemplated herein, (iii) the ownership of any of the Properties after the Closing Date, (iv) the failure of the Operating Partnership after the Closing Date to perform any obligation required to be performed pursuant to any contract or obligation assigned to and assumed by the Operating Partnership (including the Assumed Agreements), (v) the operation of the business of the Company, the Operating Partnership and their subsidiaries and affiliates subsequent to the Closing Date, and (vi) the Assumed Liabilities.

            Section 3.4 Gross Negligence, Willful Misconduct. Notwithstanding anything in this Agreement to the contrary, the Operating Partnership shall have no obligation under this Agreement to indemnify or hold harmless any Contributor from (i) any Losses arising as a direct result of such Contributor's breach of this Agreement, gross negligence, willful misconduct or fraud or (ii) any Losses arising as a result of the operation of the business to be conducted by the Operating Partnership or the ownership and operation of the Properties, outside of the ordinary course of Contributors' business prior to the Closing Date.

                                   ARTICLE 4.
                                    COVENANTS

     Section 4.1 Covenants of Contributors.

        (a) From the date hereof through the Closing, and except in connection with the Formation Transactions, no Contributor shall:

            (i) Sell, transfer (or agree to sell or transfer) or otherwise dispose of, or cause the sale, transfer or disposition of (or agree to do any of the foregoing) all or any portion of its Partnership Interests or Contributed Assets;

            (ii) Sell, transfer or otherwise dispose of, or cause the sale, transfer or disposition of (or agree to do any of the foregoing) all or any portion of the Properties or the Property Interests; or

            (iii) Except as otherwise disclosed in the Disclosure Schedule or Prospectus, mortgage, pledge or encumber (or permit to become encumbered) all or any portion of its Partnership Interests or Contributed Assets.

        (b) From the date hereof through the Closing, and except in connection with the Formation Transactions, each Contributor, shall to the extent within his or its control, conduct the Partnership's business in the ordinary course of business, consistent with past practice, and shall, to the extent within his or its control, not permit any Partnership, without the prior written consent of the Operating Partnership, to:

            (i) Enter into any material transaction not in the ordinary course of business with respect to the Partnership Interest;

            (ii) Sell, transfer or dispose of, or cause the sale, transfer or disposition of (or agree to do any of the foregoing) any assets of such Partnership, except in the ordinary course of business consistent with past practice;

            (iii) Except as otherwise disclosed in the Disclosure Schedule or Prospectus, mortgage, pledge or encumber (or permit to become encumbered) any assets of such Partnership, except (A) liens for taxes not due, (B) purchase money security interests in the ordinary course of such Partnership's business, and (C) mechanics' liens being disputed by such Partnership in good faith and by appropriate proceeding in the ordinary course of such Partnership's business (provided such mechanics liens are released from the Property Interest prior to or on the Closing Date at no cost to the Operating Partnership);

            (iv) Amend, modify or terminate any lease, contract or other instruments relating to the Partnership Interests or the Property Interests to which such Partnership is a party, except in the ordinary course of the Partnership's business consistent with past practice;

            (v) Cause or permit any Partnership to change the existing use of any Property;

            (vi) Cause or permit any Partnership to enter into any new lease or terminate any existing Lease except in the ordinary course of the Partnership's business consistent with past practice;

            (vii) Cause or take any action that would render any of the representations or warranties regarding the Properties as set forth herein untrue in any material respect;

            (viii) Terminate or amend any existing insurance policies affecting the Properties that results in a material reduction in insurance coverage for one or more Properties;

            (ix) Knowingly cause or permit the Partnership to violate or fail to use commercially reasonable efforts to cure any violation of any applicable laws;

            (x) Materially alter the manner of keeping such Partnership's books, accounts or records or the accounting practices therein reflected; or

            (xi) Make any distribution to its partners, except in the ordinary course of business consistent with past practices or as disclosed in the financial statements or pro forma financial statements included in the Prospectus.

        (c) From the date hereof and subsequent to the Closing, each Contributor agrees to provide the Operating Partnership with such tax information relating to the Partnership Interests as reasonably requested by the Operating Partnership and to cooperate with the Operating Partnership with respect to its filing of tax returns.

        (d) Notwithstanding anything to the contrary contained herein, any failure by any Contributor to comply with or fulfill the covenants contained in this Section 4.1 shall not constitute an indemnifiable claim under Article 3 of Exhibit D attached hereto, but shall constitute an unfulfilled condition precedent pursuant to Section 2.1(b), provided such failure is identified to or otherwise becomes known to the Operating Partnership prior to Closing.

     Section 4.2 Tax Covenants.

        (a) Each Contributor and the Operating Partnership shall provide each other with such cooperation and information relating to any of the Partnership Interests as the parties reasonably may request in (i) filing any tax return, amended tax return or claim for tax refund, (ii) determining any liability for taxes or a right to a tax refund, or (iii) conducting or defending any proceeding in respect of taxes. The Operating Partnership shall promptly notify the applicable Contributor in writing upon receipt by the Operating Partnership or any of its affiliates of notice of (i) any pending or threatened tax audits or assessments with respect to the Partnerships and (ii) any pending or threatened federal, state, local or foreign tax audits or assessments of the Operating Partnership or any of its affiliates, in each case which may affect the liabilities for taxes of such Contributor with respect to any tax period ending on or before the Closing Date. Each Contributor shall promptly notify the Operating Partnership in writing upon receipt by such Contributor of notice of any pending or threatened federal, state, local or foreign tax audits or assessments relating to the income, properties or operations of any of the Partnerships. Each of the Operating Partnership, and each Contributor may participate at its own expense in the prosecution of any claim or audit with respect to taxes attributable to any taxable period ending on or before the Closing Date, provided, that such Contributor shall have the right to control the conduct of any such audit or proceeding or portion thereof for which such Contributor (or its owners) has acknowledged liability (except as a partner of the Operating Partnership) for the payment of any additional tax liability, and the Operating Partnership shall have the right to control any other audits and proceedings. Notwithstanding the foregoing, neither the Operating Partnership nor any

Contributor may settle or otherwise resolve any such claim, suit or proceeding which could have an adverse tax effect on the other party or its owners without the consent of the other party, such consent not to be unreasonably withheld. Each Contributor and the Operating Partnership shall retain all tax returns, schedules and work papers, and all material records and other documents relating thereto, until the expiration of the statute of limitations (and, to the extent notified by any party, any extensions thereof) of the taxable years to which such tax returns and other documents relate and until the final determination of any tax in respect of such years.

        (b) With respect to each Property that is contributed to the Operating Partnership pursuant to this Agreement, the Operating Partnership and each Contributor agrees that the Operating Partnership shall use the "traditional method", as described in Regulations Section 1.704-3(b), to make allocations of taxable income and loss among the partners of the Operating Partnership.

                                   ARTICLE 5.
                              RELEASES AND WAIVERS

            Each of the releases and waivers enumerated in this Article 5 shall become effective only upon the Closing of the contribution and exchange of the Partnership Interests pursuant to Articles 1 and 2 herein.

     Section 5.1 General Release of Operating Partnership.

            As of the Closing, each Contributor irrevocably waives, releases and forever discharges the Operating Partnership and the Operating Partnership's affiliates, partners (including the Company), agents, attorneys, successors and assigns of and from, any and all charges, complaints, claims, liabilities, damages, actions, causes of action, losses and costs of any nature whatsoever (collectively, "Contributor Claims"), known or unknown, suspected or unsuspected, arising out of or relating to any Partnership Agreement, the Properties or any other matter which exists at the Closing, except for Contributor Claims arising from the Assumed Liabilities or from the breach of any representation, warranty, covenant or obligation by the Operating Partnership under this Agreement (including, without limitation, Section 1.12), any agreement contemplated hereby or the governing documents of the Operating Partnership and the Company.

     Section 5.2 General Release of Contributors.

            As of the Closing, the Operating Partnership irrevocably waives, releases and forever discharges each Contributor and each Contributor's agents, attorneys, successors and assigns of and from, any and all charges, complaints, claims, liabilities, damages, actions, causes of action, losses and costs of any nature whatsoever (collectively, "Operating Partnership Claims"), known or unknown, suspected or unsuspected, arising out of or relating to any Partnership Agreement, the Properties or any other matter which exists at the Closing, except for Operating Partnership Claims arising from any Excluded Liabilities or from the breach of any representation, warranty, covenant or obligation by any Contributor under this Agreement, any agreement contemplated hereby, any agreement pursuant to which such Contributor guarantees debt of the Operating Partnership or its affiliates or the governing documents of the Operating Partnership and the Company.

     Section 5.3 Waiver of Section 1542 Protections.

            As of the Closing, each Contributor and the Operating Partnership expressly acknowledge that it has had, or has had and waived, the opportunity to be advised by independent legal counsel and hereby waives and relinquishes all rights and benefits afforded by Section 1542 of the

California Civil Code and does so understanding and acknowledging the significance and consequence of such specific waiver of Section 1542 which provides:

            A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED THE SETTLEMENT WITH THE DEBTOR.

     Section 5.4 Waiver of Rights Under Partnership Agreements; Consents With Respect to Partnership Interests.

        (a) As of the Closing, each Contributor waives and relinquishes all rights and benefits otherwise afforded to such Contributor under any Partnership Agreement including, without limitation, any rights of appraisal, rights of first offer or first refusal, buy/sell agreements, and any right to consent to or approve of the sale or contribution by the other partners or members of each Partnership of their Partnership Interests to the Operating Partnership, the Company or any direct or indirect subsidiary thereof. Each Contributor acknowledges that the agreements contained herein and the transactions contemplated hereby and any actions taken in contemplation of the transactions contemplated hereby may conflict with, and may not have been contemplated by, certain Partnership Agreements or other agreements among one or more holders of such Partnership Interests or one or more of the partners of any such Partnership. With respect to each Partnership and each Property in which a Partnership Interest of such Contributor represents a direct or indirect interest, such Contributor expressly gives all Consents (and any consents necessary to authorize the proper parties in interest to give all Consents) and Waivers necessary or desirable to (i) facilitate any Conveyance Action (as hereinafter defined) relating to such Partnership or Property, (ii) cause the Partnership to have authority to transfer the Partnership Interests or Properties to the Operating Partnership, and (iii) receive Partnership Units directly from the Partnership if the Partnership or one or more of the Partnership's subsidiaries transfers assets or interests directly to the Operating Partnership (rather than such Contributor contributing its or his Partnership Interests hereunder) and to reduce the consideration otherwise payable by the Operating Partnership hereunder as a result of such direct transfer by the Partnership or its subsidiaries on account of such Contributor receiving any amount reduced hereunder from such Partnership or its subsidiaries making such direct transfer. In addition, if the transaction occurs this Agreement shall be deemed to be an amendment to any Partnership Agreement to the extent the terms herein conflict with the terms thereof, including without limitation, terms with respect to allocations, distributions and the like. In the event the transactions contemplated by this Agreement do not occur, nothing in this Agreement shall be deemed to or construed as an amendment or modification of, or commitment of any kind to amend or modify, the Partnership Agreements, which shall remain in full force and effect without modification.

        (b) As used herein, the term "Conveyance Action" means, with respect to any Partnership having a direct or indirect ownership interest in any Property Interest, (i) the transfer, conveyance or agreement to convey by a partner thereof or by any holder of an indirect interest therein (whether or not such partner or holder is the Contributor hereunder) directly, by Direct Contribution, Merger, Division or otherwise of its direct or indirect interest in such Partnership or Property to the Operating Partnership or the Company or
(ii) the entering into by any such partner or holder any agreement relating to
(x) the formation of the Operating Partnership or the Company, or (y) the direct or indirect acquisition by the Operating Partnership or the Company of any such direct or indirect interest or (iii) the taking by any such partner or holder of any action necessary or desirable to facilitate any of the foregoing, including, without limitation, the following (provided that the same are taken in furtherance of the foregoing): any sale or distribution to any Person of a direct or indirect interest in such Partnership or Property, the entering into any agreement with any Person that grants to such Person the right to purchase a direct or indirect interest in such

Partnership or Property, and the giving of the Consents and Waivers contained in this Section or consents or waivers similar thereto in form or purpose.

        (c) As used herein, the term "Consents" means, with respect to any such Partnership or Property, any consent necessary or desirable under any Partnership Agreement or any other agreement among all or any of the holders of interests therein or any other agreement relating thereto or referred to therein
(i) to cause the Partnership to have authority to permit any and all Conveyance Actions relating to such Partnership or Property or to amend any such Partnership Agreement and/or other agreements so that no provision thereof prohibits, restricts, impairs or interferes with any Conveyance Action (such amendments to include, without limitation, the deletion of provisions which cause a default under such agreement if interests therein are transferred for cash), (ii) to admit the Operating Partnership as a substitute limited partner or general partner of such Partnership upon the Operating Partnership's acquisition of a limited or general Partnership Interest therein, respectively, and to adopt such amendment as is necessary or desirable to effect such admission, (iii) to adopt any amendment to a Partnership Agreement as may be deemed desirable by the Operating Partnership, either simultaneously with or immediately prior to the acquisition of any interest therein, and (iv) to continue such Partnership following the transfer of interest therein to the Operating Partnership.

        (d) As used herein, the term "Waivers" means, with respect to a Partnership or a Property of which a Partnership Interest of such Contributor represents a direct or indirect interest, the waiving of any and all rights that such Contributor may have with respect to, and (to the extent possible) that any other Person may have with respect to, or that may accrue to such Contributor or other Person upon the occurrence of, a Conveyance Action relating to such Partnership or Property, including, but not limited to, the following rights: rights of notice, rights to response periods, rights to purchase the direct or indirect interests of another partner in such Partnership or Property or to sell such Contributor's or other Person's direct or indirect interest therein to another partner, rights to sell such Contributor's or other Person's direct or indirect interest therein at a price other than as provided herein, or rights to prohibit, limit, invalidate, otherwise restrict or impair any such Conveyance Action or to cause a termination or dissolution of such Partnership because of such Conveyance Action. Each Contributor further covenants that such Contributor will take no action to enjoin, or seek damages resulting from, any Conveyance Action by any holder of a direct or indirect interest in a Partnership or a Property in which a Partnership Interest of such Contributor represents a direct or indirect interest.

        (e) The Waivers and Consents contained in this Section shall terminate upon the termination of this Agreement, except as to transactions completed hereunder prior to termination.

                                   ARTICLE 6.
                                POWER OF ATTORNEY

     Section 6.1 Grant of Power of Attorney.

            Each Contributor hereby irrevocably appoints the Operating Partnership (or its designee) and any successor thereof from time to time (such Operating Partnership or designee or any such successor of any of them acting in his, her or its capacity as attorney-in-fact pursuant hereto, the "Attorney-In-Fact") as the true and lawful attorney-in-fact and agent of such Contributor, to act in the name, place and stead of such Contributor to make, execute, acknowledge and deliver all such other deeds (including grant deeds if applicable), assignments, contracts, orders, receipts, notices, requests, instructions, certificates, consents, letters and other writings (including without limitation the execution of any Closing Documents or other documents relating to the acquisition by the Operating Partnership of such Contributor's Partnership Interests, the Contributed Assets, the Assumed Agreements or the Assumed Liabilities including, but not limited to, any registration rights agreements and any lock-up agreements), to provide information to the Securities and Exchange Commission and others about the transactions contemplated hereby and, in general, to do all things and to take all actions which the Attorney-in-Fact in its sole discretion may consider necessary or proper in connection with or to carry out the transactions contemplated by this Agreement, as fully as could such Contributor if personally present and acting (the "Power of Attorney"). Further, each Contributor hereby grants to Attorney-in-Fact a proxy (the "Proxy") to vote such Contributor's Partnership Interests on any matter related to the Formation Transactions presented to any of the Partnerships' partners for a vote, including, but not limited to, the transfer of interests in any Partnership by the other partners.

            Each of the Power of Attorney and Proxy and all authority granted hereby shall be coupled with an interest and therefore shall be irrevocable and shall not be terminated by any act of such Contributor, by operation of law or by the occurrence of any other event or events, and if any other such act or events shall occur before the completion of the transactions contemplated by this Agreement, the Attorney-in-Fact shall nevertheless be authorized and directed to complete all such transactions as if such other act or events had not occurred and regardless of notice thereof. Each Contributor agrees that, at the request of Operating Partnership it will promptly execute and deliver to the Operating Partnership a separate power of attorney and proxy on the same terms set forth in this Article 6, such execution to be witnessed and notarized, and in recordable form (if necessary). Each Contributor hereby authorizes the reliance of third parties on each of the Power of Attorney and Proxy.

            Each Contributor acknowledges that the Operating Partnership has, and any designee or successor thereof acting as Attorney-in-Fact may have, an economic interest in the transactions contemplated by this Agreement.

     Section 6.2 Limitation on Liability.

            It is understood that the Attorney-in-Fact assumes no responsibility or liability to any person by virtue of the Power of Attorney or Proxy granted by each Contributor hereby. The Attorney-in-Fact makes no representations with respect to and shall have no responsibility for the Formation Transactions or the Public Offering, or the acquisition of the Partnership Interests, the Contributed Assets or the Assumed Agreements by the Operating Partnership or the assumption of the Assumed Liabilities by the Operating Partnership and shall not be liable for any error or judgment or for any act done or omitted or for any mistake of fact or law except for its own gross negligence or bad faith. Each Contributor agrees to indemnify the Attorney-in-Fact for and to hold the Attorney-in-Fact harmless against any loss, claim, damage or liability (including reasonably attorneys' fees) incurred on its part arising out of or in connection with it acting as the Attorney-in-Fact under the Power of Attorney or Proxy created by such Contributor hereby, as well as the cost and expense of investigating and defending against any such loss, claim, damage or liability, except to the extent such loss, claim, damage or liability is due to the gross negligence or bad faith of the Attorney-in-Fact. Each Contributor agrees that the Attorney-in-Fact may consult with counsel of its own choice (who may be counsel for Operating Partnership or its successors or affiliates), and it shall have full and complete authorization and protection for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel. It is understood that the Attorney-in-Fact may, without breaching any express or implied obligation to such Contributor hereunder, release, amend or modify any other power of attorney or proxy granted by any other person under any related agreement.

     Section 6.3 Ratification; Third Party Reliance.

            Each Contributor hereby ratifies and confirms that the Attorney-in-Fact shall lawfully do or cause to be done by virtue of the exercise of the powers granted unto it by such Contributor under this

Article 6, and each Contributor authorizes the reliance of third parties on this Power of Attorney and waives its rights, if any, as against any such third party for its reliance hereon.

                                   ARTICLE 7.
                                  MISCELLANEOUS

     Section 7.1 Dispute Resolution.

            The parties hereby agree that, in order to obtain prompt and expeditious resolution of any disputes under this Agreement, each claim, dispute or controversy of whatever nature, arising out of, in connection with, or in relation to the interpretation, performance or breach of this Agreement (or any other agreement contemplated by or related to this Agreement or any other agreement between the parties), including without limitation any claim based on contract, tort or statute, or the arbitrability of any claim hereunder (an "Arbitrable Claim"), shall, subject to Section 7.1(i) below, be settled by final and binding arbitration conducted in Los Angeles, California. The arbitrability of any Arbitrable Claims under this Agreement shall be resolved in accordance with a two-step dispute resolution process administered by Judicial Arbitration & Mediation Services, Inc. ("JAMS") involving, first, mediation before a retired judge from the JAMS panel, followed, if necessary, by final and binding arbitration before the same, or if requested by either party, another JAMS panelist. Such dispute resolution process shall be confidential and shall be conducted in accordance with California Evidence Code Section 1119.

            (i) Mediation. In the event any Arbitrable Claim is not resolved by an informal negotiation between the parties within fifteen (15) days after either party receives written notice that a Arbitrable Claim exists, the matter shall be referred to the Los Angeles, California office of JAMS, or any other office agreed to by the parties, for an informal, non-binding mediation consisting of one or more conferences between the parties in which a retired judge will seek to guide the parties to a resolution of the Arbitrable Claims. The parties shall select a mutually acceptable neutral arbitrator from among the JAMS panel of mediators. In the event the parties cannot agree on a mediator, the Administrator of JAMS will appoint a mediator. The mediation process shall continue until the earliest to occur of the following: (i) the Arbitrable Claims are resolved, (ii) the mediator makes a finding that there is no possibility of resolution through mediation, or (iii) thirty (30) days have elapsed since the Arbitrable Claim was first scheduled for mediation.

            (ii) Arbitration. Should any Arbitrable Claims remain after the completion of the mediation process described above, the parties agree to submit all remaining Arbitrable Claims to final and binding arbitration administered by JAMS in accordance with the then existing JAMS Arbitration Rules. Neither party nor the arbitrator shall disclose the existence, content, or results of any arbitration hereunder without the prior written consent of all parties. Except as provided herein, the California Arbitration Act shall govern the interpretation, enforcement and all proceedings pursuant to this subparagraph. The arbitrator is without jurisdiction to apply any substantive law other than the laws selected or otherwise expressly provided in this Agreement. The arbitrator shall render an award and a written, reasoned opinion in support thereof. Such award may include reasonable attorneys' fees to the prevailing party. Judgment upon the award may be entered in any court having jurisdiction thereof.

            (iii) Costs. The parties shall bear their respective costs incurred in connection with the procedures described in this Section 7.1, except that the parties shall equally share the fees and expenses of the mediator or arbitrator and the costs of the facility for the hearing.

            (iv) Survivability. This dispute resolution process shall survive the termination of this Agreement. The parties expressly acknowledge that by signing this Agreement, they are giving up their respective right to a jury trial.

     Section 7.2 Further Assurances.

            Each Contributor shall take such other actions and execute such additional documents following the Closing as the Operating Partnership may reasonably request in order to effect the transactions contemplated hereby.

     Section 7.3 Counterparts.

            This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     Section 7.4 Governing Law.

            This Agreement shall be governed by the internal laws of the State of California, without regard to the choice of laws provisions thereof.

     Section 7.5 Amendment; Waiver.

            Any amendment hereto shall be in writing and signed by all parties hereto. No waiver of any provisions of this Agreement shall be valid unless in writing and signed by the party against whom enforcement is sought.

     Section 7.6 Entire Agreement.

            This Agreement and all related agreements referred to herein constitute the entire agreement and supersede conflicting provisions set forth in all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

     Section 7.7 Assignability.

            This Agreement shall be binding upon, and shall be enforceable by and inure to the benefit of, the parties hereto and their respective heirs, legal representatives, successors and assigns; provided, however, that this Agreement may not be assigned (except by operation of law) by any party without the prior written consent of the other parties, and any attempted assignment without such consent shall be void and of no effect, except that the Operating Partnership, may assign its rights and obligations hereunder to an affiliate.

     Section 7.8 Titles.

            The titles and captions of the Articles, Sections and paragraphs of this Agreement are included for convenience of reference only and shall have no effect on the construction or meaning of this Agreement.

     Section 7.9 Third Party Beneficiary.

            Except as may be expressly provided in any other agreement to which the Contributors are a party, no provision of this Agreement is intended, nor shall it be interpreted, to provide or create any third party beneficiary rights or any other rights of any kind in any customer, affiliate, stockholder, partner, member, director, officer or employee of any party hereto or any other person or entity.

     Section 7.10 Severability.

            If any provision of this Agreement, or the application thereof, is for any reason held to any extent to be invalid or unenforceable, the remainder of this Agreement and application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provision and to execute any amendment, consent or agreement deemed necessary or desirable by the Operating Partnership to effect such replacement.

     Section 7.11 Equitable Remedies.

            Each Contributor agrees that irreparable damage would occur to the Operating Partnership in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the Operating Partnership shall be entitled to an injunction or injunctions to prevent breaches of this Agreement by such Contributor and to enforce specifically the terms and provisions hereof in any federal or state court located in California (as to which the parties agree to submit to jurisdiction for the purposes of such action), this being in addition to any other remedy to which the Operating Partnership is entitled under this Agreement or otherwise at law or in equity. Notwithstanding the foregoing, this Agreement shall not bar any equitable remedies available to Contributor with respect to the terms and provisions contained in Exhibit F.

     Section 7.12 Confidentiality.

            All press releases or other public communications of any kind relating to the Public Offering or the transactions contemplated herein, and the method and timing of release for publication thereof, will be subject to the prior written approval of the Operating Partnership.

     Section 7.13 Time Of The Essence.

            TIME IS OF THE ESSENCE with respect to all obligations of each Contributor under this Agreement.

     Section 7.14 Reliance.

            Each party to this Agreement acknowledges and agrees that it is not relying on tax advice or other advice from the other party to this Agreement, and that it has or will consult with its own advisors.

     Section 7.15 Survival.

            It is the express intention and agreement of the parties hereto that the representations, warranties and covenants of each Contributor and the Operating Partnership set forth in this Agreement shall survive the consummation of the transactions contemplated hereby. The provisions of this Agreement that contemplate performance after the Closing and the obligations of the parties not fully performed at the Closing shall survive the Closing and shall not be deemed to be merged into or waived by the instruments of Closing.

     Section 7.16 Notice.

            Any notice to be given hereunder by any party to the other shall be given in writing by either (i) personal delivery, (ii) registered or certified mail, postage prepaid, return receipt requested, or (iii) facsimile transmission (provided such facsimile is followed by an original of such notice by mail or personal delivery as provided herein), and any such notice shall be deemed communicated as of the date of delivery (including delivery by overnight courier, certified mail or facsimile). Mailed notices shall be addressed as set forth below, but any party may change the address set forth below by written notice to other parties in accordance with this paragraph.

            To any Contributor:

            Robert F. Maguire III
            c/o Maguire Partners
            555 West Fifth Street, Suite 5000
            Los Angeles, California 90013
            Phone:  (213) 626-3300
            Facsimile:  (213) 533-5100

            To the Operating Partnership:

            Maguire Properties, L.P.
            c/o Maguire Partners
            555 West Fifth Street, Suite 5000
            Los Angeles, California 90013
            Phone:  (213) 626-3300
            Facsimile:  (213) 533-5100
            Attn:  Mark Lammas


                           [signature page to follow]

        IN WITNESS WHEREOF, the parties have executed this Contribution Agreement as of the date first written above.

                                      "OPERATING PARTNERSHIP"

                                      Maguire Properties, L.P.,
                                      a Maryland limited partnership

                                      By: Maguire Properties, Inc.,
                                      a Maryland corporation
                                      Its:  General Partner


                                         By: /s/ DALLAS LUCAS
                                             -----------------------------------
                                             Dallas Lucas
                                             Chief Financial Officer


                                      "CONTRIBUTOR"


                                      /s/  ROBERT F. MAGUIRE III
                                      ------------------------------------------
                                      Robert F. Maguire III

                                      MAGUIRE PARTNERS, INC.,
                                      a California corporation


                                      By: /s/  ROBERT F. MAGUIRE III
                                          --------------------------------------
                                          Robert F. Maguire III
                                          Title:


                                      MAGUIRE PARTNERS SCS, INC.,
                                      a California corporation


                                      By: /s/  ROBERT F. MAGUIRE III
                                          --------------------------------------
                                          Robert F. Maguire III
                                          Title:


                                      MAGUIRE PARTNERS BGHS, LLC,
                                      a California limited liability company


                                      By: /s/  ROBERT F. MAGUIRE III
                                          --------------------------------------
                                          Robert F. Maguire III
                                          Title:

                                      MAGUIRE PARTNERS PASADENA GEN-PAR, INC., a Delaware corporation


                                      By: /s/  ROBERT F. MAGUIRE III
                                          --------------------------------------
                                          Robert F. Maguire III
                                          Title:


                                      MAGUIRE PARTNERS DEVELOPMENT, LTD.,
                                      a California limited partnership


                                      By: /s/  ROBERT F. MAGUIRE III
                                          --------------------------------------
                                          Robert F. Maguire III
                                          Title:


                                      MAGUIRE PARTNERS -- WFC HOLDINGS, LLC,
                                      a Delaware limited liability company


                                      By: /s/  ROBERT F. MAGUIRE III
                                          --------------------------------------
                                          Robert F. Maguire III
                                          Title:

                                      MAGUIRE/THOMAS PARTNERS INVESTMENTS,
                                      a California limited partnership
                                      (which intends to convert to Maguire
                                      Partners - Investments, LLC, a California limited liability company prior to or contemporaneously with the Closing)


                                      By: /s/  ROBERT F. MAGUIRE III
                                          --------------------------------------
                                          Robert F. Maguire III
                                          Title:

                                      "OTHER PARTY"

                                      MAGUIRE PARTNERS -- HOPE PLACE, LTD.,
                                      a California limited partnership


                                      By: /s/  ROBERT F. MAGUIRE III
                                          --------------------------------------
                                          Robert F. Maguire III
                                          Title:

                                    EXHIBIT A
                                       TO
                             CONTRIBUTION AGREEMENT

                       CONTRIBUTORS' PARTNERSHIP INTERESTS
                             AND CONTRIBUTED ASSETS

         Set forth below is a list of those Properties, Partnerships and other assets which are subject to this Agreement. Subject to the terms and conditions of the Contribution Agreement, each Contributor shall contribute all of its right, title and interest in the entities or assets described in this Exhibit A under its name.

                       MAGUIRE PARTNERS DEVELOPMENT, LTD.

         Maguire Partners Development, Ltd. will contribute all of the Contributed Assets and the Assumed Liabilities to the Operating Partnership. The "Total Consideration" for the Contributed Assets and the assumption of the Assumed Liabilities shall be the number of Partnership Units having a minimum value of $1,000. In the event that at the Closing additional Partnership Units are available to the Contributors after satisfaction of all amounts due to other contributors under their respective contribution agreements, then such Partnership Units shall be allocated among the Contributors based upon the relative values of the Partnership Interests contributed by each Contributor, as reasonably determined by Robert F. Maguire III.

                              ROBERT F. MAGUIRE III

---------------------------------------------------------------------------------------------------------------------
                     PROPERTIES                                                   PARTNERSHIP
---------------------------------------------------------------------------------------------------------------------
Library Tower (formerly First Interstate World Tower)          Maguire/Thomas Partners - 3424 Wilshire, Ltd.

---------------------------------------------------------------------------------------------------------------------
Library Tower (formerly First Interstate World Tower)          Maguire Partners - Hope Place, Ltd.

---------------------------------------------------------------------------------------------------------------------
Glendale Center (Glendale Phase I)                             Maguire Partners - Glendale, LLC

---------------------------------------------------------------------------------------------------------------------
Glendale Center (Glendale Phase II)                            Maguire Partners - Glendale II, LLC

---------------------------------------------------------------------------------------------------------------------
Glendale Center (Glendale Phase I)                             Maguire Partners New Executives IV, L.P.

---------------------------------------------------------------------------------------------------------------------
Glendale Center (Glendale Phase I)                             Maguire Partners New IV, LLC

---------------------------------------------------------------------------------------------------------------------
Plaza Las Fuentes (Pasadena Phase I)                           Maguire Partners - Pasadena Holding Company, LLC

---------------------------------------------------------------------------------------------------------------------
Plaza Las Fuentes (Pasadena Phase I)                           Maguire Partners - Pasadena Phase I, Ltd.

---------------------------------------------------------------------------------------------------------------------
Wells Fargo Tower                                              Maguire Partners - Bunker Hill, Ltd.

---------------------------------------------------------------------------------------------------------------------
KPMG Tower (formerly IBM Tower)                                Maguire Partners - Bunker Hill, Ltd.

---------------------------------------------------------------------------------------------------------------------

                                   Exhibit A-1

---------------------------------------------------------------------------------------------------------------------
808 South Olive                                                Maguire Thomas Partners - 808 Holdings, Ltd.

---------------------------------------------------------------------------------------------------------------------
808 South Olive                                                Maguire Partners - 808, LLC

---------------------------------------------------------------------------------------------------------------------
Gas Company Tower                                              Maguire Thomas Partners - Grand Place Tower, Ltd.*

---------------------------------------------------------------------------------------------------------------------
Gas Company Tower                                              Maguire Thomas Partners - SCGC Holdings, Ltd.*

---------------------------------------------------------------------------------------------------------------------
808 South Olive Garage                                         Maguire Thomas Partners - SCGC Holdings, Ltd.*

---------------------------------------------------------------------------------------------------------------------
Solana                                                         Maguire Partners - Solana L.P.*

---------------------------------------------------------------------------------------------------------------------

*At the Closing of the Public Offering, the Operating Partnership will merge with these entities and Contributor will receive a portion of the Total Consideration as a result of the distribution of Partnership Units following such mergers.

In addition to the above Partnership Interests, Robert F. Maguire III shall also contribute all of his right, title and interest in, under and to the following agreements (collectively, the "Option Agreements"):

  -        Option Agreement by and between Robert F. Maguire III and Michael A.
           Smith and Michelle A. Smith dated August 12, 2002;

  -        Option Agreement by and between Robert F. Maguire III and Michael W.
           Croft dated August 10, 2002;

  - Option Agreement by and between Robert F. Maguire III and John Cope dated August 12, 2002;

  -        Option Agreement by and between Robert F. Maguire III and Jeffrey B.
           Allen dated September 23, 2002;

  - Option Agreement by and between Robert F. Maguire III and C. Drew Planting dated October 7, 2002;

  -        Option Agreement by and between Robert F. Maguire III and John R.
           Miller dated September 3, 2002; and

  -        Purchase Agreement by and among Robert F. Maguire III,
           Cushman-Pasadena, LLC, a California limited liability company, and Cushman Pasadena Partners, a California general partnership, dated October 22, 2002.

but only to the extent such Option Agreements relate to Partnership Interests (as defined in the Option Agreements) which represent a direct or indirect interest in the following Properties (collectively, the "Included Properties"):
Library Tower, Gas Company Tower, Wells Fargo Tower, KPMG Tower, Plaza Las Fuentes (Pasadena Phase I), Glendale Center and Solana (Dallas Phase I and IA).

The "Total Consideration" for the above Properties and Partnerships shall be the number of Partnership Units having a minimum value of $10,000,000. In the event that at the Closing additional Partnership Units are available to the Contributors after satisfaction of all amounts due to other contributors under their respective contribution agreements, then such Partnership Units shall be allocated among the Contributors based upon the relative values of the Partnership Interests contributed by each Contributor, as reasonably determined by Robert F. Maguire III.

                                   Exhibit A-2

                             MAGUIRE PARTNERS, INC.

---------------------------------------------------------------------------------------------------------------------
                     PROPERTIES                                                 PARTNERSHIP
---------------------------------------------------------------------------------------------------------------------
Library Tower (formerly First Interstate World Tower)          Maguire Partners - Hope Place, Ltd.

---------------------------------------------------------------------------------------------------------------------
Library Tower (formerly First Interstate World Tower)          Maguire/Thomas Partners - 3424 Wilshire, Ltd.

---------------------------------------------------------------------------------------------------------------------
Plaza Las Fuentes (Pasadena Phase I)                           Maguire Partners - Pasadena Phase I, Ltd.

---------------------------------------------------------------------------------------------------------------------
Wells Fargo Tower                                              Maguire Partners - Bunker Hill, Ltd.

---------------------------------------------------------------------------------------------------------------------
KPMG Tower (formerly IBM Tower)                                Maguire Partners - Bunker Hill, Ltd.

---------------------------------------------------------------------------------------------------------------------
KPMG Tower (formerly IBM Tower)                                MTP - Capital Investments - I

---------------------------------------------------------------------------------------------------------------------
808 South Olive                                                Maguire Thomas Partners - 808 Holdings, Ltd.

---------------------------------------------------------------------------------------------------------------------
Gas Company Tower                                              Maguire Thomas Partners - Grand Place Tower, Ltd.*

---------------------------------------------------------------------------------------------------------------------
Gas Company Tower                                              Maguire Thomas Partners - SCGC Holdings, Ltd.*

---------------------------------------------------------------------------------------------------------------------
808 South Olive Garage                                         Maguire Thomas Partners - SCGC Holdings, Ltd.*

---------------------------------------------------------------------------------------------------------------------
Solana                                                         Maguire Partners - Solana L.P.*

---------------------------------------------------------------------------------------------------------------------

*At the Closing of the Public Offering, the Operating Partnership will merge with these entities and Contributor will receive a portion of the Total Consideration as a result of the distribution of Partnership Units following such mergers.

The "Total Consideration" for the above Properties and Partnerships shall be the number of Partnership Units having a minimum value of $750,000. In the event that at the Closing additional Partnership Units are available to the Contributors after satisfaction of all amounts due to other contributors under their respective contribution agreements, then such Partnership Units shall be allocated among the Contributors based upon the relative values of the Partnership Interests contributed by each Contributor, as reasonably determined by Robert F. Maguire III.

                                   Exhibit A-3

                           MAGUIRE PARTNERS BGHS, LLC

---------------------------------------------------------------------------------------------------------------------
                     PROPERTIES                                                PARTNERSHIP
---------------------------------------------------------------------------------------------------------------------
Library Tower (formerly First Interstate World Tower)          Maguire Partners - Hope Place, Ltd.

---------------------------------------------------------------------------------------------------------------------
Wells Fargo Tower                                              Maguire Partners - Bunker Hill, Ltd

---------------------------------------------------------------------------------------------------------------------
KPMG Tower (formerly IBM Tower)                                Maguire Partners - Bunker Hill, Ltd

---------------------------------------------------------------------------------------------------------------------
Gas Company Tower                                              Maguire Thomas Partners - SCGC Holdings, Ltd.*

---------------------------------------------------------------------------------------------------------------------
808 South Olive Garage                                         Maguire Thomas Partners - SCGC Holdings, Ltd.*

---------------------------------------------------------------------------------------------------------------------

*At the Closing of the Public Offering, the Operating Partnership will merge with these entities and Contributor will receive a portion of the Total Consideration as a result of the distribution of Partnership Units following such mergers.

The "Total Consideration" for the above Properties and Partnerships shall be the number of Partnership Units having a minimum value of $375,000. In the event that at the Closing additional Partnership Units are available to the Contributors after satisfaction of all amounts due to other contributors under their respective contribution agreements, then such Partnership Units shall be allocated among the Contributors based upon the relative values of the Partnership Interests contributed by each Contributor, as reasonably determined by Robert F. Maguire III.

                     MAGUIRE PARTNERS PASADENA GEN-PAR, INC.

---------------------------------------------------------------------------------------------------------------------
          PROPERTIES                                                            PARTNERSHIP
---------------------------------------------------------------------------------------------------------------------
Plaza Las Fuentes (Pasadena Phase I)                           Maguire Partners/Pasadena Center, Ltd.

---------------------------------------------------------------------------------------------------------------------

The "Total Consideration" for the above Properties and Partnerships shall be the number of Partnership Units having a minimum value of $5,000. In the event that at the Closing additional Partnership Units are available to the Contributors after satisfaction of all amounts due to other contributors under their respective contribution agreements, then such Partnership Units shall be allocated among the Contributors based upon the relative values of the Partnership Interests contributed by each Contributor, as reasonably determined by Robert F. Maguire III.

                                   Exhibit A-4

                           MAGUIRE PARTNERS SCS, INC.

---------------------------------------------------------------------------------------------------------------------
         PROPERTIES                                                             PARTNERSHIP
---------------------------------------------------------------------------------------------------------------------
Glendale Center (Glendale Phase I)                             Maguire Partners New IV, LLC

---------------------------------------------------------------------------------------------------------------------
Glendale Center (Glendale Phase II)                            Maguire Partners - Glendale II, LLC

---------------------------------------------------------------------------------------------------------------------
Wells Fargo Tower                                              Maguire Partners - Bunker Hill, Ltd

---------------------------------------------------------------------------------------------------------------------
KPMG Tower (formerly IBM Tower)                                Maguire Partners - Bunker Hill, Ltd

---------------------------------------------------------------------------------------------------------------------
808 South Olive                                                Maguire Partners - 808, LLC

---------------------------------------------------------------------------------------------------------------------
Gas Company Tower                                              Maguire Thomas Partners - Grand Place Tower, Ltd.*

---------------------------------------------------------------------------------------------------------------------
Solana                                                         Maguire Partners - Solana L.P.*

---------------------------------------------------------------------------------------------------------------------

*At the Closing of the Public Offering, the Operating Partnership will merge with these entities and Contributor will receive a portion of the Total Consideration as a result of the distribution of Partnership Units following such mergers.

The "Total Consideration" for the above Properties and Partnerships shall be the number of Partnership Units having a minimum value of $500. In the event that at the Closing additional Partnership Units are available to the Contributors after satisfaction of all amounts due to other contributors under their respective contribution agreements, then such Partnership Units shall be allocated among the Contributors based upon the relative values of the Partnership Interests contributed by each Contributor, as reasonably determined by Robert F. Maguire III.

                      MAGUIRE PARTNERS - WFC HOLDINGS, LLC

---------------------------------------------------------------------------------------------------------------------
                         PROPERTIES                                                          PARTNERSHIP
---------------------------------------------------------------------------------------------------------------------
KPMG Tower (formerly IBM Tower)                                                     MP-355 South Grand Mezzanine, LLC

---------------------------------------------------------------------------------------------------------------------
Wells Fargo Tower                                                                   North Tower Manager, LLC
Membership Interest Transfer Agreement and Joint Escrow Instructions executed by    North Tower Member, LLC
Gibson, Dunn & Crutcher Revocable Retirement Trust ("GD&C Agreement")
---------------------------------------------------------------------------------------------------------------------

The "Total Consideration" for the above Properties and Partnerships shall be the number of Partnership Units having a minimum value of $2,500,000. In the event that at the Closing additional Partnership Units are available to the Contributors after satisfaction of all amounts due to other contributors under

                                  Exhibit A-5
their respective contribution agreements, then such Partnership Units shall be allocated among the Contributors based upon the relative values of the Partnership Interests contributed by each Contributor, as reasonably determined by Robert F. Maguire III.

                       MAGUIRE/THOMAS PARTNERS INVESTMENTS

(which intends to convert to Maguire Partners - Investments, LLC, a California limited liability company prior to or contemporaneously with the Closing)

---------------------------------------------------------------------------------------------------------------------
                     PROPERTIES                                                 PARTNERSHIP
---------------------------------------------------------------------------------------------------------------------
Library Tower (formerly First Interstate World Tower)          Maguire Partners - Hope Place, Ltd.

---------------------------------------------------------------------------------------------------------------------
Plaza Las Fuentes (Pasadena Phase I)                           Maguire Partners - Pasadena Phase I, Ltd.

---------------------------------------------------------------------------------------------------------------------
Wells Fargo Tower                                              Maguire Partners - Bunker Hill, Ltd.

---------------------------------------------------------------------------------------------------------------------
KPMG Tower (formerly IBM Tower)                                Maguire Partners - Bunker Hill, Ltd.

---------------------------------------------------------------------------------------------------------------------
808 South Olive                                                Maguire Thomas Partners - 808 Holdings, Ltd.

---------------------------------------------------------------------------------------------------------------------
Gas Company Tower                                              Maguire Thomas Partners - Grand Place Tower, Ltd.*

---------------------------------------------------------------------------------------------------------------------
Gas Company Tower                                              Maguire Thomas Partners - SCGC Holdings, Ltd.*

---------------------------------------------------------------------------------------------------------------------
808 South Olive Garage                                         Maguire Thomas Partners - SCGC Holdings, Ltd.*

---------------------------------------------------------------------------------------------------------------------

*At the Closing of the Public Offering, the Operating Partnership will merge with these entities and Contributor will receive a portion of the Total Consideration as a result of the distribution of Partnership Units following such mergers.

The "Total Consideration" for the above Properties and Partnerships shall be the number of Partnership Units having a minimum value of $32,500,000. In the event that at the Closing additional Partnership Units are available to the Contributors after satisfaction of all amounts due to other contributors under their respective contribution agreements, then such Partnership Units shall be allocated among the Contributors based upon the relative values of the Partnership Interests contributed by each Contributor, as reasonably determined by Robert F. Maguire III.

                                  Exhibit A-6

                                  EXHIBIT B-1.1
                                       TO
                             CONTRIBUTION AGREEMENT
                       ASSIGNMENT AND ASSUMPTION AGREEMENT

         FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby assigns, transfers, sells and conveys to Maguire Properties, L.P., a Maryland limited partnership (the "Operating Partnership"), his entire legal and beneficial right, title and interest in and to Maguire/Thomas Partners - 3424 Wilshire, Ltd., Maguire Partners - Hope Place, Ltd., Maguire Partners - Glendale, LLC, Maguire Partners New Executives IV, L.P., Maguire Partners New IV, LLC, Maguire Partners - Glendale II, LLC, Maguire Partners - Pasadena Holding Company, LLC, Maguire Partners - Pasadena Phase I, Ltd., Maguire Partners - Bunker Hill, Ltd., Maguire Thomas Partners - 808 Holdings, Ltd. and Maguire Partners - 808, LLC (each, a "Partnership" and collectively, the "Partnerships"), including, without limitation, all right, title and interest, if any, of the undersigned in and to the assets of each Partnership and the right to receive distributions of money, profits and other assets from each Partnership, presently existing or hereafter at any time arising or accruing (such right, title and interest are hereinafter collectively referred to as the "Partnership Interests"), TO HAVE AND TO HOLD the same unto the Operating Partnership, its successors and assigns, forever.

         In addition, the undersigned hereby assigns, transfers, sells and conveys to the Operating Partnership, his legal and beneficial right, title and interest in and to the "Option Agreements," as defined in Exhibit A to the Contribution Agreement dated as of November 11, 2002 (the "Contribution Agreement") by and among the Operating Partnership, the undersigned and the other Contributors thereto, but only to the extent such Option Agreements relate to Partnership Interests which represent a direct or indirect interest in the Properties.

         Upon the execution and delivery hereof, the Operating Partnership assumes all obligations in respect of the Partnership Interests and, to the extent assigned, the Option Agreements.

         The Partnerships own certain real property as described in Attachment "1" attached hereto.

         Subject to the terms, conditions and limitations set forth in the Contribution Agreement, and subject further to the disclosures set forth in the Disclosure Schedule (attached as Appendix A to the Contribution Agreement) and the "Prospectus" (as defined in the Contribution Agreement), including, without limitation, matters relating to reserves reflected in the pro forma financial statements contained in the Prospectus, the undersigned confirms the representations and warranties contained in the Contribution Agreement.

Executed: ______________, 200__

                                   Robert F. Maguire III, an individual
                                   ___________________________________________

                                 Exhibit B-1.1

                                 EXHIBIT B - 1.2
                                       TO
                             CONTRIBUTION AGREEMENT
                       ASSIGNMENT AND ASSUMPTION AGREEMENT

         FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby assigns, transfers, sells and conveys to Maguire Properties, L.P., a Maryland limited partnership (the "Operating Partnership"), its entire legal and beneficial right, title and interest in and to Maguire Partners - Hope Place, Ltd., Maguire/Thomas Partners
- 3424 Wilshire, Ltd., Maguire Partners - Pasadena Phase I, Ltd., Maguire Partners - Bunker Hill, Ltd., MTP - Capital Investments - I and Maguire Thomas Partners - 808 Holdings, Ltd. (each, a "Partnership" and collectively, the "Partnerships"), including, without limitation, all right, title and interest, if any, of the undersigned in and to the assets of each Partnership and the right to receive distributions of money, profits and other assets from each Partnership, presently existing or hereafter at any time arising or accruing (such right, title and interest are hereinafter collectively referred to as the "Partnership Interests"), TO HAVE AND TO HOLD the same unto the Operating Partnership, its successors and assigns, forever.

         Upon the execution and delivery hereof, the Operating Partnership assumes all obligations in respect of the Partnership Interests.

         Subject to the terms, conditions and limitations set forth in the Contribution Agreement dated as of November 11, 2002 (the "Contribution Agreement"), by and among the Operating Partnership, the undersigned and the other Contributors thereto, and subject further to the disclosures set forth in the Disclosure Schedule (attached as Appendix A to the Contribution Agreement) and the "Prospectus" (as defined in the Contribution Agreement), including, without limitation, matters relating to reserves reflected in the pro forma financial statements contained in the Prospectus, the undersigned confirms the representations and warranties contained in the Contribution Agreement.

         The Partnerships own certain real property as described in Attachment "1" attached hereto.

Executed:____________, 200__

                                Maguire Partners, Inc., a California corporation

                                By: ____________________________________________
                                    Robert F. Maguire III
                                    Title:

                                 Exhibit B-1.2

                                 EXHIBIT B - 1.3
                                       TO
                             CONTRIBUTION AGREEMENT
                       ASSIGNMENT AND ASSUMPTION AGREEMENT

         FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby assigns, transfers, sells and conveys to Maguire Properties, L.P., a Maryland limited partnership (the "Operating Partnership"), its entire legal and beneficial right, title and interest in and to Maguire Partners - Hope Place, Ltd. and Maguire Partners - Bunker Hill, Ltd (each, a "Partnership" and collectively, the "Partnerships"), including, without limitation, all right, title and interest, if any, of the undersigned in and to the assets of each Partnership and the right to receive distributions of money, profits and other assets from each Partnership, presently existing or hereafter at any time arising or accruing (such right, title and interest are hereinafter collectively referred to as the "Partnership Interests"), TO HAVE AND TO HOLD the same unto the Operating Partnership, its successors and assigns, forever.

         Upon the execution and delivery hereof, the Operating Partnership assumes all obligations in respect of the Partnership Interests.

         The Partnerships own certain real property as described in Attachment "1" attached hereto.

         Subject to the terms, conditions and limitations set forth in the Contribution Agreement dated as of November 11, 2002 (the "Contribution Agreement"), by and among the Operating Partnership, the undersigned and the other Contributors thereto, and subject further to the disclosures set forth in the Disclosure Schedule (attached as Appendix A to the Contribution Agreement) and the "Prospectus" (as defined in the Contribution Agreement), including, without limitation, matters relating to reserves reflected in the pro forma financial statements contained in the Prospectus, the undersigned confirms the representations and warranties contained in the Contribution Agreement.

Executed:____________, 200__

                                Maguire Partners BGHS, LLC, a California limited liability company

                                By: ____________________________________________
                                    Robert F. Maguire III
                                    Title:

                                 Exhibit B-1.3

                                 EXHIBIT B - 1.4
                                       TO
                             CONTRIBUTION AGREEMENT
                       ASSIGNMENT AND ASSUMPTION AGREEMENT

         FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby assigns, transfers, sells and conveys to Maguire Properties, L.P., a Maryland limited partnership (the "Operating Partnership"), its entire legal and beneficial right, title and interest in and to Maguire Partners/Pasadena Center, Ltd. (the "Partnership"), including, without limitation, all right, title and interest, if any, of the undersigned in and to the assets of the Partnership and the right to receive distributions of money, profits and other assets from the Partnership, presently existing or hereafter at any time arising or accruing (such right, title and interest are hereinafter collectively referred to as the "Partnership Interests"), TO HAVE AND TO HOLD the same unto the Operating Partnership, its successors and assigns, forever.

         Upon the execution and delivery hereof, the Operating Partnership assumes all obligations in respect of the Partnership Interests.

         The Partnerships own certain real property as described in Attachment "1" attached hereto.

         Subject to the terms, conditions and limitations set forth in the Contribution Agreement dated as of November 11, 2002 (the "Contribution Agreement"), by and among the Operating Partnership, the undersigned and the other Contributors thereto, and subject further to the disclosures set forth in the Disclosure Schedule (attached as Appendix A to the Contribution Agreement) and the "Prospectus" (as defined in the Contribution Agreement), including, without limitation, matters relating to reserves reflected in the pro forma financial statements contained in the Prospectus, the undersigned confirms the representations and warranties contained in the Contribution Agreement.

Executed:_____________, 200__

                                   Maguire Partners Pasadena Gen-Par, Inc., a
                                   California corporation

                                   By: _________________________________________
                                       Robert F. Maguire III
                                       Title:

                                 Exhibit B-1.4

                                 EXHIBIT B - 1.5
                                       TO
                             CONTRIBUTION AGREEMENT
                       ASSIGNMENT AND ASSUMPTION AGREEMENT

         FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby assigns, transfers, sells and conveys to Maguire Properties, L.P., a Maryland limited partnership (the "Operating Partnership"), its entire legal and beneficial right, title and interest in and to Maguire Partners New IV, LLC, Maguire Partners - Glendale II, LLC, Maguire Partners - Bunker Hill, Ltd and Maguire Partners - 808, LLC (each, a "Partnership" and collectively, the "Partnerships"), including, without limitation, all right, title and interest, if any, of the undersigned in and to the assets of each Partnership and the right to receive distributions of money, profits and other assets from each Partnership, presently existing or hereafter at any time arising or accruing (such right, title and interest are hereinafter collectively referred to as the "Partnership Interests"), TO HAVE AND TO HOLD the same unto the Operating Partnership, its successors and assigns, forever.

         Upon the execution and delivery hereof, the Operating Partnership assumes all obligations in respect of the Partnership Interests.

         The Partnerships own certain real property as described in Attachment "1" attached hereto.

         Subject to the terms, conditions and limitations set forth in the Contribution Agreement dated as of November 11, 2002 (the "Contribution Agreement"), by and among the Operating Partnership, the undersigned and the other Contributors thereto, and subject further to the disclosures set forth in the Disclosure Schedule (attached as Appendix A to the Contribution Agreement) and the "Prospectus" (as defined in the Contribution Agreement), including, without limitation, matters relating to reserves reflected in the pro forma financial statements contained in the Prospectus, the undersigned confirms the representations and warranties contained in the Contribution Agreement.

Executed: ______________, 200__

                                   Maguire Partners SCS, Inc.,
                                   a California corporation

                                   By: _________________________________________
                                       Robert F. Maguire III
                                       Title:

                                 Exhibit B-1.5

                                 EXHIBIT B - 1.6
                                       TO
                             CONTRIBUTION AGREEMENT
                       ASSIGNMENT AND ASSUMPTION AGREEMENT

         FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby assigns, transfers, sells and conveys to Maguire Properties, L.P., a Maryland limited partnership (the "Operating Partnership"), its entire legal and beneficial right, title and interest in and to North Tower Manager, LLC, North Tower Member, LLC and Maguire Partners - 355 South Grand Mezzanine, LLC (the "Partnership"), including, without limitation, all right, title and interest, if any, of the undersigned in and to the assets of the Partnership and the right to receive distributions of money, profits and other assets from the Partnership, presently existing or hereafter at any time arising or accruing (such right, title and interest are hereinafter collectively referred to as the "Partnership Interests"), TO HAVE AND TO HOLD the same unto the Operating Partnership, its successors and assigns, forever.

         Upon the execution and delivery hereof, the Operating Partnership assumes all obligations in respect of the Partnership Interests.

         The Partnerships own certain real property as described in Attachment "1" attached hereto.

         Subject to the terms, conditions and limitations set forth in the Contribution Agreement dated as of November 11, 2002 (the "Contribution Agreement"), by and among the Operating Partnership, the undersigned and the other Contributors thereto, and subject further to the disclosures set forth in the Disclosure Schedule (attached as Appendix A to the Contribution Agreement) and the "Prospectus" (as defined in the Contribution Agreement), including, without limitation, matters relating to reserves reflected in the pro forma financial statements contained in the Prospectus, the undersigned confirms the representations and warranties contained in the Contribution Agreement.

Executed: ______________, 200__

                                   Maguire Partners - WFC Holdings, LLC,
                                   a Delaware limited liability company

                                   By: _________________________________________
                                       Robert F. Maguire III
                                       Title:

                                 Exhibit B-1.6

                                EXHIBIT B - 1.7
                                       TO
                             CONTRIBUTION AGREEMENT
                       ASSIGNMENT AND ASSUMPTION AGREEMENT

         FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby assigns, transfers, sells and conveys to Maguire Properties, L.P., a Maryland limited partnership (the "Operating Partnership"), its entire legal and beneficial right, title and interest in and to Maguire Partners - Hope Place, Ltd., Maguire Partners - Pasadena Phase I, Ltd., Maguire Partners - Bunker Hill, Ltd. and Maguire Thomas Partners - 808 Holdings, Ltd. (each, a "Partnership" and collectively, the "Partnerships"), including, without limitation, all right, title and interest, if any, of the undersigned in and to the assets of each Partnership and the right to receive distributions of money, profits and other assets from each Partnership, presently existing or hereafter at any time arising or accruing (such right, title and interest are hereinafter collectively referred to as the "Partnership Interests"), TO HAVE AND TO HOLD the same unto the Operating Partnership, its successors and assigns, forever.

         Upon the execution and delivery hereof, the Operating Partnership assumes all obligations in respect of the Partnership Interests.

            Subject to the terms, conditions and limitations set forth in the Contribution Agreement dated as of November 11, 2002 (the "Contribution Agreement"), by and among the Operating Partnership, the undersigned and the other Contributors thereto, and subject further to the disclosures set forth in the Disclosure Schedule (attached as Appendix A to the Contribution Agreement) and the "Prospectus" (as defined in the Contribution Agreement), including, without limitation, matters relating to reserves reflected in the pro forma financial statements contained in the Prospectus, the undersigned confirms the representations and warranties contained in the Contribution Agreement.

         The Partnerships own certain real property as described in Attachment "1" attached hereto.

Executed: ______________, 200__

                                   Maguire/Thomas Partners Investments, a
                                   California limited partnership (which intends to convert to Maguire Partners - Investments, LLC, a California limited liability company prior to or contemporaneously with the Closing)

                                   By: _________________________________________
                                       Robert F. Maguire III
                                       Title:

                                 Exhibit B-1.7

                                   EXHIBIT B-2

                      CONTRIBUTION AND ASSUMPTION AGREEMENT

         This Contribution and Assumption Agreement (this "Agreement") is dated as of ____________, 200__, by and between Maguire Partners - Development, Ltd. ("Contributor") and Maguire Properties, L.P., a Maryland limited partnership (the "Operating Partnership"). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Contribution Agreement (the "Contribution Agreement"), dated as of November 11, 2002, by and among the Operating Partnership, Robert F. Maguire III and the contributors listed on Exhibit A thereto.

                                    Recitals

                  WHEREAS, pursuant to the Contribution Agreement, the Operating Partnership has agreed to acquire the Contributed Assets and the Assumed Agreements and assume the Assumed Liabilities (the "Contribution");

                  WHEREAS, in connection with the Contribution, Contributor desires to assign all of its rights, title and interest in and to the Contributed Assets and the Assumed Agreements to the Operating Partnership and the Operating Partnership desires to accept such assignment of Contributor's right, title and interest in and to such Assumed Agreements; and

                  WHEREAS, in partial consideration for such Contributed Assets and Assumed Agreements, the Contribution Agreement requires that Operating Partnership assume and agree to pay or discharge when due the Assumed Liabilities; and

                  NOW, THEREFORE, pursuant to the terms of the Contribution Agreement and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be bound hereby, the parties hereto agree as follows:

                           Contribution and Assumption

                  1        Assignment of Contributed Assets and Assumed
Agreements. Contributor hereby absolutely and unconditionally sells, assigns, transfers, conveys and delivers to the Operating Partnership all of its right, title, benefit, privileges and interest in, to and under all of the Contributed Assets and the Assumed Agreements, as listed on Schedule A attached hereto, together with all amendments, waivers, supplements and other modifications of and to such agreements, contracts, licenses and other instruments through the date hereof, in each case to the fullest extent assignment thereof is permitted by applicable law.

                  2        Assumption of Assumed Liabilities. The Operating
Partnership hereby absolutely and unconditionally accepts the foregoing assignment of each Contributed Asset and Assumed Agreement and assumes all Assumed Liabilities (but not the Excluded Liabilities) in respect of the Assumed Agreements, and agrees to be bound by the terms, conditions and covenants thereof, and to perform all duties and obligations of Contributor thereunder from and after the date hereof. The Operating Partnership assumes no Excluded Liabilities, and the parties thereto agree that all Excluded Liabilities shall remain the sole responsibility of the Contributors.

                               Exhibit B-2, Page 1

                  3        Third Parties. The assumption by the Operating
Partnership of the Assumed Agreements does not expand the rights or the remedies of any third party against the Operating Partnership as compared to the rights and remedies which such third party would have had against Contributor had the Operating Partnership not assumed the Assumed Agreements or consummated the transactions contemplated by the Contribution Agreement. Nothing herein contained shall, or shall be construed to, prejudice the right of the Operating Partnership to contest any claim or demand with respect to any obligation or liability assumed hereunder and the Operating Partnership shall have all rights which Contributor may have or have had to defend or contest any such claim or demand. Notwithstanding anything to the contrary in this Agreement, nothing herein contained shall constitute an agreement (or an attempt) to assign or transfer any Assumed Contract which is not assignable without the consent of a third party, unless and until such consent has been obtained.

                  4        Governing Laws. This Agreement, the legal relations
between the parties hereto and the adjudication and the enforcement thereof, shall be governed by and interpreted and construed in accordance with the substantive laws of the State of California, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of California or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of California.

                  5        Successors and Assigns. No party may assign any of
its rights or delegate any of its obligations under this Agreement without the prior written consent of the other parties, except that the Operating Partnership may, without the prior written consent of any Contributor, assign any of its rights and delegate any of its obligations under this Agreement to any subsidiary of the Operating Partnership and may collaterally assign its rights hereunder to any lender in a bona fide financing (including, without limitation, the financing to be provided in connection with the transactions contemplated by the Contribution Agreement). Subject to the preceding sentence, this Agreement shall inure to the benefit of and be binding upon the Operating Partnership and Contributor and their respective successors and permitted assigns.

                  6        Further Assurances. Contributor for itself, its
successors and assigns hereby covenants and agrees that, at any time and from time to time after the date hereof upon the written request of the Operating Partnership, Contributor will, without further consideration, do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered, each and all of such further acts, deeds, assignments, transfers, conveyances and assurances as may reasonably be required by the Operating Partnership in order to assign, transfer, set over, convey, assure and confirm unto and vest in the Operating Partnership, its successors and assigns, title to the Assumed Agreements granted, sold, transferred, conveyed and delivered by this Agreement.

                  7        Amendment, Waiver, and Termination. This Agreement
may not be amended, modified, waived or terminated except by a writing signed by the parties hereto.

                  8        Headings. The headings in this Agreement are for the
purpose of reference only and shall not limit or otherwise affect the meaning thereof.

                  9        Multiple Counterparts. This Agreement may be executed
in one or more counterparts, each of which shall be deemed an original and all of which, when taken together, shall be deemed to constitute one and the same instrument.

                  [Remainder of page left intentionally blank.]

                               Exhibit B-2, Page 2

                  IN WITNESS WHEREOF, the parties hereto have duly executed and delivered the Agreement as of the date first above written.

                                               Maguire Partners Development Ltd.

                                               By: _____________________________
                                                   Robert F. Maguire III
                                                   Title:

                                 ACKNOWLEDGEMENT

STATE OF ______________ )
                        )   ss.:
COUNTY OF ____________  )

                  On the _____ day of _________, in the year 2002, before me, the undersigned, a Notary Public in and for said State, personally appeared _________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and executed before me the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                                ________________________________
                                                Notary Public (SEAL)

                                            MAGUIRE PROPERTIES, L.P.,
                                            a Maryland limited partnership

                                            By: Maguire Properties, Inc.,
                                            a Maryland corporation
                                            Its: General Partner

                                              By: ______________________________
                                              Name: Dallas Lucas
                                              Title: Chief Financial Officer

                                 ACKNOWLEDGEMENT

STATE OF ______________ )
                        )  ss.:
COUNTY OF ____________  )

                  On the _____ day of _________, in the year 2002, before me, the undersigned, a Notary Public in and for said State, personally appeared _________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and executed before me the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                                        ________________________
                                                        Notary Public (SEAL)

                                   SCHEDULE A

All assets that would be reflected on a balance sheet of Maguire Partners Development Ltd. dated as of the Closing Date (the "Development Closing Balance Sheet"), based on the accounting principles used in and the method of preparation of the attached balance sheet of Maguire Partners Development Ltd. dated as of June 30, 2002 (the "Current Balance Sheet"), which is subsumed in the balance sheet of the "Maguire Properties Predecessor" as defined in the Prospectus (as defined in Exhibit D).

All accounts receivable of Maguire Partners Development Ltd. from a Participating Partnership or Entity (as defined in Exhibit D) that will be owned in whole or in part, directly or indirectly, by the Operating Partnership upon consummation of the Formation Transactions that would appear on the Closing Intercompany Schedule. Such accounts receivable, as of September 30, 2002, are identified on the Intercompany Schedule with the letter "A."

Gas Company Tower Management Agreement - that certain Management Agreement between Maguire Thomas Partners - Fifth & Grand, Ltd. and Maguire Partners Development, Ltd. dated November 7, 1987.

808 South Olive Management Agreement - that certain Management Agreement between Maguire Partners 808 South Olive, LLC and Maguire Partners Development, Ltd. dated ____, 2000.

Library Tower Management Agreement - that certain Management Agreement between Library Square Associates, LLC (originally with Maguire/Thomas Partners - Library Square, Ltd.) and Maguire Partners Development, Ltd. dated May 22, 1987.

Wells Fargo Tower Management Agreement - that certain Amended and Restated Management Agreement between North Tower, LLC and Maguire Partners Development, Ltd., dated April 27, 1998.

KPMG Tower Management Agreement - that certain Management Agreement between Maguire Partners - South Tower, LLC and Maguire Partners Development, Ltd. dated November 1, 1984.

Plaza Las Fuentes Management and Leasing Agreement - that certain Management and Leasing Agreement between Maguire Partners/Pasadena Center, Ltd. (f/k/a Maguire/Thomas Partners/Pasadena Center, Ltd.) and Maguire Partners Development, Ltd. (f/k/a Maguire/Thomas Development, Ltd.) dated December 1, 1988.

Solana Management and Leasing Agreement - that certain Management and Leasing Agreement between Maguire Partners - Solana Limited Partnership (successor to Maguire/Thomas Partners - Westlake/Southlake Partnership) and Maguire Partners Development, Ltd. (f/k/a Maguire/Thomas Development, Ltd.) dated November 14, 1985.

1733 Ocean Avenue Development Agreement - that certain First Amendment to and Restatement of Development Agreement between Maguire Thomas Partners Development and the City of Santa Monica dated _______, 1995.

Playa Vista Water's Edge Exclusive Listing and Brokerage Agreement - that certain Exclusive Listing and Brokerage Agreement between Maguire Partners Development, Ltd. and Playa Vista Water's Edge, LLC dated June 27, 2001.

Playa Vista Water's Edge Exclusive Listing Agreement - that certain Exclusive Listing Agreement between Maguire Partners Development, Ltd. and Cushman & Wakefield dated May 22, 2002.

                             Exhibit B-2, Schedule A

Property Insurance Sharing Agreement - that certain Property Insurance Sharing Agreement, dated as of March 31, 1997, amended April 1, 2000 and April 1, 2002 between North Tower, LLC, Maguire Partners-South Tower, LLC, Library Square Associates, LLC, Maguire Partners-555 West Fifth, LLC, Maguire Partners--Plaza Las Fuentes, LLC, Maguire Partners-Glendale Center, LLC, Maguire Partners-740 South Olive, Maguire Partners-1733 Ocean, LLC, Maguire Partners 808 South Olive, LLC, Maguire Thomas Partners-17th & Grand, Ltd., Maguire Partners-Solana Limited Partnership, Playa Vista - Water's Edge, LLC, and Maguire Partners Development, Ltd.

SERVICE CONTRACTS ENTERED INTO BY MAGUIRE PARTNERS DEVELOPMENT, LTD.

GAS COMPANY TOWER

Engineering Services Agreement between ABM Engineering and MP Development Janitorial Services Agreement with American Building Maintenance Landscaping Services Agreement with Associated Group
Parking Facility Operator Agreement with Central Parking System
Carpet Cleaning Services Agreement with Clean Up!
Pest Control Services Agreement with Fume-A-Pest and Termite Control Window Washing Services Agreement with The New Porter
Elevator/Escalator Maintenance Agreement with Otis Elevator
Security Services Agreement with Pinkerton Security Services
Metal Maintenance Services Agreement with Stuart Dean Co.
Water Treatment Services Agreement with Water & Energy Systems Technology Fountain Maintenance Agreement with Wetcare
Solid Waste Collection Services Agreement with Zakaroff Recycling Systems

808 SOUTH OLIVE

Parking Facility Operator Agreement with Ampco Parking Inc.
Security Services Agreement with Langner Security Services
Elevator Maintenance Agreement with Otis Elevator Company dated 3/5/02. Waste Services Agreement with WM/Los Angeles North dated 2/3/98

LIBRARY TOWER

Engineering Services Agreement between ABM Engineering and MP Development Janitorial Services Agreement with ABM Janitorial Services
Pool and Fountain Service and Repair Agreement with Aqua Clear Pool Service and Repair
Fire Alarm and Access Control Systems Service Agreement with C.A. Gamble and Associates
Parking Facility Operator Agreement with Central Parking System
Parking Facility Operator Agreement for Westlawn Garage with Central Parking System
Carpet Cleaning Services Agreement with Clean Up, Inc.
Solid Waste Collection and Recycling Services Agreement with Consolidated
Services
Pest Control Services Agreement with Ecolab Pest Elimination
Water Treatment Services Agreement with Garratt Callahan
Automation Systems Management Maintenance Service Agreement with Johnson
Controls
Accelerograph Service Agreement with Kinemetrics Inc.
Terrazzo Floor Care Services Agreement with Natural Stone Restoration
Elevator Maintenance Service Agreement (Library Tower, Bunker Hill & Westlawn Garage) with Otis Elevator
Window Cleaning Agreement with Peerless Building Maintenance
Fire Recall Elevator Testing Services Agreement with Reg 4 Elevator Testing Landscaping Services Agreement with Sequoia Landscape

                             Exhibit B-2, Schedule A

Metal Maintenance Service Agreement with Stuart Dean Co., Inc.
Security and Fire Alarm System Upgrade Agreement with TRL systems Inc. Security Services Agreement with Universal Protection

WELLS FARGO TOWER & KPMG TOWER

Parking Facility Operator Agreement with Ampco System Parking
Engineering Services Agreement with ABM Engineering.
Vending Services Agreement with Canteen Vending Services.
Maintenance Agreement with Centrifugal Technologies.
Waste Removal Agreement with Consolidated Disposal Services
Janitorial Services Agreement with Diversified Maintenance Services. Compaction Agreement with Greenleaf Compaction.
Building Agreement with Howard Building Corporation
Security Consoles with Jezek and Associates, Inc.
Security Agreement with Langner Security, Inc.
Extermination Agreement with Orkin Pest Control
Elevator Agreement with Otis Elevator Company
Window Cleaning Agreement with Peerless Building Maintenance.
Maintenance Agreement with R.E. Smith.
Interior Design Agreement with Roco D. Zines.
Master Maintenance Agreement with Shared Technologies
Metal Maintenance Agreement with Stuart Dean
Carpet Maintenance Agreement with Universal Flooring.
Water Treatment Agreement with Water Energy Technology, Inc.

PLAZA LAS FUENTES

Engineering Services Agreement with ABM Engineering
Security Agreement with American Commercial Security
Parking Agreement with AMPCO
Janitorial Services Agreement with Diversified Maintenance Services Landscaping Services Agreement with Natural Selection
Uniform Cleaning Agreement with Magic Cleaners
Elevator Agreement with Otis Elevator Company

GLENDALE CENTER

Engineering Services Agreement with Able Engineering
Parking Facility Operator Agreement with Ampco System Parking.
Janitorial Services Agreement with Diversified Maintenance Services. Elevator Maintenance Agreement with Otis Elevator Company.
Security Services Agreement with Universal Protection Service.

SOLANA

Sweeping and Sanding Agreement with Champion Sweeping Company
Window Washing Agreement with Collins Window Cleaning
Metal Maintenance Agreement with Dallas Metal Service
Pest Control Agreement with Ecolab
CCTV and Badge Reader Maintenance Agreement with Electronic Technologies Co. Water Treatment Agreement with Jentek Water Treatment, Inc.
Plant Maintenance Agreement with the Plant Lady and Company
Uniform Services Agreement with Texas Industrial Services, Inc. (dba Unifirst Corporation)

                             Exhibit B-2, Schedule A

Engineering Maintenance Agreement with TD Industries
Elevator Maintenance Agreement with Thyssen Dover Elevator
Chiller Maintenance Agreement with Trane
Landscape Services Agreement with The Brickman Group, Ltd.
Janitorial Services Agreement with Britton Building Maintenance

Any other agreements with an unaffiliated third party to which Maguire Partners Development, Ltd. is a party.

                             Exhibit B-2, Schedule A

                                    EXHIBIT C
                                       TO
                             CONTRIBUTION AGREEMENT

RECORDING REQUESTED BY
WHEN RECORDED MAIL TO
AND MAIL TAX STATEMENTS TO

Maguire Partners
555 West Fifth Street, Suite 5000
Los Angeles, California 90013-1010
Attention: Mark T. Lammas, Esq.

TITLE ORDER NO.              ESCROW OR LOAN NO.               AN NO.
================================================================================
                                   QUIT CLAIM DEED
                                     CALIFORNIA
================================================================================

The undersigned grantor(s) declare(s):
Documentary transfer tax is $ 0.00 -

(   ) computed on full value of property conveyed, or

(   ) computed on full value less value of liens and encumbrances remaining at time of sale.

(   ) Unincorporated area: (   ) City of Los Angeles, and

FOR A VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, ROBERT F. MAGUIRE III, an individual, does hereby remise, release and forever quitclaim to MAGUIRE PROPERTIES, L.P., a Maryland limited partnership the real property described on Exhibit "A" attached hereto located in the County of Los Angeles, State of California.

Dated:_____________, 200__

                                   ROBERT F. MAGUIRE III, an individual

                                   _____________________________
                                   Robert F. Maguire III

                                   Exhibit C

STATE OF ___________________,
COUNTY OF _________________} S.S.

On _______________________ before me, __________________________________, (here insert name and title of the officer), personally appeared______________________ _______________________________________________________________________________,
_____________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature_____________________________________________

(THIS AREA FOR OFFICIAL SEAL.)

                                   Exhibit C

                          EXHIBIT "A" TO QUITCLAIM DEED

                                LEGAL DESCRIPTION

                                    Exhibit C

                                    Quitclaim

DATE:                _____________, 200___.
GRANTOR:             Robert F. Maguire III, an individual

         GRANTOR'S MAILING ADDRESS:

                     c/o Maguire Partners
                     555 West Fifth Street, Suite 5000
                     Los Angeles, California 90013-1010
                     Los Angeles County, California

GRANTEE:             Maguire Properties, L.P., a Maryland limited partnership

         GRANTEE'S MAILING ADDRESS:

                     c/o Maguire Partners
                     555 West Fifth Street, Suite 5000
                     Los Angeles, California 90013-1010
                     Los Angeles County, California

         CONSIDERATION:

         TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration.

         PROPERTY (INCLUDING ANY IMPROVEMENTS):

                     See Exhibit "A" attached hereto.

         For the Consideration, Grantor quitclaims to Grantee all of Grantor's right, title, and interest in and to the Property, to have and to hold it to Grantee and Grantee's heirs, successors, and assigns forever. Neither Grantor nor Grantor's heirs, successors, or assigns will have, claim, or demand any right or title to the Property or any part of it.

         When the context requires, singular nouns and pronouns include the plural.

                                   ROBERT F. MAGUIRE III, an individual

                                   _____________________________________
                                   Robert F. Maguire III

                                    Exhibit C

STATE OF ___________________,
COUNTY OF _________________} S.S.

On _______________________ before me, _________________________________, (here insert name and title of the officer), personally appeared _____________________
________________________________________________________________________________
_________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature _____________________________________________

                                    Exhibit C

                                   Exhibit "A"

                                (To be Attached)

                                    Exhibit C

PREPARED IN THE OFFICE OF:
AFTER RECORDING RETURN TO:
Maguire Partners
555 West Fifth Street, Suite 5000
Los Angeles, California 90013-1010
Attention: Mark T. Lammas, Esq.

                                    Exhibit C

                                    EXHIBIT C
                                       TO
                             CONTRIBUTION AGREEMENT

RECORDING REQUESTED BY
WHEN RECORDED MAIL TO
AND MAIL TAX STATEMENTS TO

Maguire Partners
555 West Fifth Street, Suite 5000
Los Angeles, California 90013-1010
Attention: Mark T. Lammas, Esq.

TITLE ORDER NO.            ESCROW OR LOAN NO.              AN NO.
================================================================================
                            QUIT CLAIM DEED
                              CALIFORNIA
================================================================================
The undersigned grantor(s) declare(s):
Documentary transfer tax is $ 0.00 -

(   ) computed on full value of property conveyed, or

(   ) computed on full value less value of liens and encumbrances remaining at time of sale.

(   ) Unincorporated area: (   ) City of Los Angeles, and

FOR A VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, MAGUIRE PARTNERS, INC., a California Corporation, does hereby remise, release and forever quitclaim to MAGUIRE PROPERTIES, L.P., a Maryland limited partnership the real property described on Exhibit "A" attached hereto located in the County of Los Angeles, State of California.

Dated:_____________, 200__

                                   MAGUIRE PARTNERS, INC.,
                                   a California corporation

                                   By: _________________________________________
                                       Robert F. Maguire III
                                       Title:

                                    Exhibit C

STATE OF ___________________,
COUNTY OF _________________} S.S.

On ______________________________ before me, ___________________________, (here insert name and title of the officer), personally appeared______________________ _______________________________________________________________________________,
_______________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature_____________________________________________

(THIS AREA FOR OFFICIAL SEAL.)

                                    Exhibit C

                          EXHIBIT "A" TO QUITCLAIM DEED

                                LEGAL DESCRIPTION

                                    Exhibit C

                                    Quitclaim

DATE:             _____________, 200___.
GRANTOR:          Maguire Partners, Inc., a California corporation

         GRANTOR'S MAILING ADDRESS:

                  c/o Maguire Partners
                  555 West Fifth Street, Suite 5000
                  Los Angeles, California 90013-1010
                  Los Angeles County, California

GRANTEE:          Maguire Properties, L.P., a Maryland limited partnership

         GRANTEE'S MAILING ADDRESS:

                  c/o Maguire Partners
                  555 West Fifth Street, Suite 5000
                  Los Angeles, California 90013-1010
                  Los Angeles County, California

         CONSIDERATION:

         TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration.

         PROPERTY (INCLUDING ANY IMPROVEMENTS):

                        See Exhibit "A" attached hereto.

         For the Consideration, Grantor quitclaims to Grantee all of Grantor's right, title, and interest in and to the Property, to have and to hold it to Grantee and Grantee's heirs, successors, and assigns forever. Neither Grantor nor Grantor's heirs, successors, or assigns will have, claim, or demand any right or title to the Property or any part of it.

         When the context requires, singular nouns and pronouns include the plural.

                                   MAGUIRE PARTNERS, INC.,
                                   a California corporation

                                   By: _________________________________________
                                       Robert F. Maguire III
                                       Title:

                                    Exhibit C

STATE OF ___________________,
COUNTY OF _________________} S.S.

On _______________________ before me,___________________________________, (here insert name and title of the officer), personally appeared______________________
________________________________________________________________________________
_______________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature ___________________________________

                                    Exhibit C

                                   Exhibit "A"

                                (To be Attached)

                                    Exhibit C

PREPARED IN THE OFFICE OF:
AFTER RECORDING RETURN TO:
Maguire Partners
555 West Fifth Street, Suite 5000
Los Angeles, California 90013-1010
Attention: Mark T. Lammas, Esq.

                                    Exhibit C

                                    EXHIBIT C
                                       TO
                             CONTRIBUTION AGREEMENT

RECORDING REQUESTED BY
WHEN RECORDED MAIL TO
AND MAIL TAX STATEMENTS TO

Maguire Partners
555 West Fifth Street, Suite 5000
Los Angeles, California 90013-1010
Attention: Mark T. Lammas, Esq.

TITLE ORDER NO.             SCROW OR LOAN NO.              AN NO.
================================================================================
                             QUIT CLAIM DEED
                               CALIFORNIA
================================================================================

The undersigned grantor(s) declare(s):
Documentary transfer tax is $ 0.00 -

(   ) computed on full value of property conveyed, or

(   ) computed on full value less value of liens and encumbrances remaining at time of sale.

(   ) Unincorporated area: (   ) City of Los Angeles, and

FOR A VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, MAGUIRE PARTNERS SCS, INC., a California Corporation, does hereby remise, release and forever quitclaim to MAGUIRE PROPERTIES, L.P., a Maryland limited partnership the real property described on Exhibit "A" attached hereto located in the County of Los Angeles, State of California.

Dated:_____________, 200__

                                   MAGUIRE PARTNERS SCS, INC.,
                                   a California corporation

                                   By: _________________________________________
                                       Robert F. Maguire III
                                       Title:

                                   Exhibit C

STATE OF ___________________,
COUNTY OF _________________} S.S.

On _______________________ before me,___________________________________, (here insert name and title of the officer), personally appeared______________________
________________________________________________________________________________
_______________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature_____________________________________________

(THIS AREA FOR OFFICIAL SEAL.)

                                    Exhibit C

                          EXHIBIT "A" TO QUITCLAIM DEED

                                LEGAL DESCRIPTION

                                    Exhibit C

                                    Quitclaim

DATE:                _____________, 200___.
GRANTOR:             Maguire Partners SCS, Inc., a California corporation

         GRANTOR'S MAILING ADDRESS:

                     c/o Maguire Partners
                     555 West Fifth Street, Suite 5000
                     Los Angeles, California 90013-1010
                     Los Angeles County, California

GRANTEE:             Maguire Properties, L.P., a Maryland limited partnership

         GRANTEE'S MAILING ADDRESS:

                     c/o Maguire Partners
                     555 West Fifth Street, Suite 5000
                     Los Angeles, California 90013-1010
                     Los Angeles County, California

         CONSIDERATION:

         TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration.

         PROPERTY (INCLUDING ANY IMPROVEMENTS):

                        See Exhibit "A" attached hereto.

         For the Consideration, Grantor quitclaims to Grantee all of Grantor's right, title, and interest in and to the Property, to have and to hold it to Grantee and Grantee's heirs, successors, and assigns forever. Neither Grantor nor Grantor's heirs, successors, or assigns will have, claim, or demand any right or title to the Property or any part of it.

         When the context requires, singular nouns and pronouns include the plural.

                                   MAGUIRE PARTNERS SCS, INC.,
                                   a California corporation

                                   By: _________________________________________
                                       Robert F. Maguire III
                                       Title:

                                    Exhibit C

STATE OF ___________________,
COUNTY OF _________________} S.S.

On _______________________ before me, __________________________________, (here insert name and title of the officer), personally appeared _____________________
________________________________________________________________________________
________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature _____________________________________________

                                    Exhibit C

                                   Exhibit "A"

                                (To be Attached)

                                    Exhibit C

PREPARED IN THE OFFICE OF:
AFTER RECORDING RETURN TO:
Maguire Partners
555 West Fifth Street, Suite 5000
Los Angeles, California 90013-1010
Attention: Mark T. Lammas, Esq.

                                    Exhibit C

                                    EXHIBIT C
                                       TO
                             CONTRIBUTION AGREEMENT

RECORDING REQUESTED BY
WHEN RECORDED MAIL TO
AND MAIL TAX STATEMENTS TO

Maguire Partners
555 West Fifth Street, Suite 5000
Los Angeles, California 90013-1010
Attention: Mark T. Lammas, Esq.

TITLE ORDER NO.             ESCROW OR LOAN NO.               AN NO.
================================================================================
                             QUIT CLAIM DEED
                               CALIFORNIA
================================================================================

The undersigned grantor(s) declare(s):
Documentary transfer tax is $ 0.00 -

(   ) computed on full value of property conveyed, or

(   ) computed on full value less value of liens and encumbrances remaining at time of sale.

(   ) Unincorporated area: (   ) City of Los Angeles, and

FOR A VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, MAGUIRE PARTNERS BGHS, LLC, a California limited liability company, does hereby remise, release and forever quitclaim to MAGUIRE PROPERTIES, L.P., a Maryland limited partnership the real property described on Exhibit "A" attached hereto located in the County of Los Angeles, State of California.

Dated:_____________, 200__

                                   MAGUIRE PARTNERS BGHS, LLC,
                                   a California limited liability company

                                   By: _________________________________________
                                       Robert F. Maguire III
                                       Title:

                                    Exhibit C

STATE OF ___________________,
COUNTY OF _________________} S.S.

On _______________________ before me, __________________________________, (here insert name and title of the officer), personally appeared _____________________
________________________________________________________________________________
________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature_____________________________________________

(THIS AREA FOR OFFICIAL SEAL.)

                                    Exhibit C

                          EXHIBIT "A" TO QUITCLAIM DEED

                                LEGAL DESCRIPTION

                                    Exhibit C

                                    EXHIBIT C
                                       TO
                             CONTRIBUTION AGREEMENT

RECORDING REQUESTED BY
WHEN RECORDED MAIL TO
AND MAIL TAX STATEMENTS TO

Maguire Partners
555 West Fifth Street, Suite 5000
Los Angeles, California 90013-1010
Attention: Mark T. Lammas, Esq.

TITLE ORDER NO.            ESCROW OR LOAN NO.            AN NO.
================================================================================
                            QUIT CLAIM DEED
                               CALIFORNIA
================================================================================

The undersigned grantor(s) declare(s):
Documentary transfer tax is $ 0.00 -

(   ) computed on full value of property conveyed, or

(   ) computed on full value less value of liens and encumbrances remaining at time of sale.

(   ) Unincorporated area: (   ) City of Los Angeles, and

FOR A VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, MAGUIRE PARTNERS PASADENA GEN-PAR, INC., a Delaware corporation, does hereby remise, release and forever quitclaim to MAGUIRE PROPERTIES, L.P., a Maryland limited partnership the real property described on Exhibit "A" attached hereto located in the County of Los Angeles, State of California.

Dated:_____________, 200__

                                   MAGUIRE PARTNERS PASADENA GEN-PAR, INC., a Delaware corporation

                                   By: _________________________________________
                                       Robert F. Maguire III
                                       Title:

                                    Exhibit C

STATE OF ___________________,
COUNTY OF _________________} S.S.

On _______________________ before me, __________________________________, (here insert name and title of the officer), personally appeared _____________________
________________________________________________________________________________
___________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature_____________________________________________

(THIS AREA FOR OFFICIAL SEAL.)

                                    Exhibit C

                          EXHIBIT "A" TO QUITCLAIM DEED

                                LEGAL DESCRIPTION

                                    Exhibit C

                                    EXHIBIT C
                                       TO
                             CONTRIBUTION AGREEMENT

RECORDING REQUESTED BY
WHEN RECORDED MAIL TO
AND MAIL TAX STATEMENTS TO

Maguire Partners
555 West Fifth Street, Suite 5000
Los Angeles, California 90013-1010
Attention: Mark T. Lammas, Esq.

TITLE ORDER NO.               ESCROW OR LOAN NO.            AN NO.
================================================================================
                                 QUIT CLAIM DEED
                                   CALIFORNIA
================================================================================

The undersigned grantor(s) declare(s):
Documentary transfer tax is $ 0.00 -

(   ) computed on full value of property conveyed, or

(   ) computed on full value less value of liens and encumbrances remaining at time of sale.
(   ) Unincorporated area: (   ) City of Los Angeles, and

FOR A VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, MAGUIRE PARTNERS - WFC HOLDINGS, LLC, a Delaware limited liability company, does hereby remise, release and forever quitclaim to MAGUIRE PROPERTIES, L.P., a Maryland limited partnership the real property described on Exhibit "A" attached hereto located in the County of Los Angeles, State of California.

Dated:_____________, 200__

                                   MAGUIRE PARTNERS - WFC HOLDINGS, LLC,
                                   a Delaware limited liability company

                                   By: _________________________________________
                                       Robert F. Maguire III
                                       Title:

                                   Exhibit C

STATE OF ___________________,
COUNTY OF _________________} S.S.

On _______________________ before me,___________________________________, (here insert name and title of the officer), personally appeared _____________________
________________________________________________________________________________
________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature_____________________________________________

(THIS AREA FOR OFFICIAL SEAL.)

                                    Exhibit C

                          EXHIBIT "A" TO QUITCLAIM DEED

                                LEGAL DESCRIPTION

                                    Exhibit C

                                    EXHIBIT C
                                       TO
                             CONTRIBUTION AGREEMENT

RECORDING REQUESTED BY
WHEN RECORDED MAIL TO
AND MAIL TAX STATEMENTS TO

Maguire Partners
555 West Fifth Street, Suite 5000
Los Angeles, California 90013-1010
Attention: Mark T. Lammas, Esq.

TITLE ORDER NO.                 ESCROW OR LOAN NO.                       AN NO.
================================================================================
                                 QUIT CLAIM DEED
                                   CALIFORNIA
================================================================================

The undersigned grantor(s) declare(s):
Documentary transfer tax is $ 0.00 -

(   ) computed on full value of property conveyed, or
(    ) computed on full value less value of liens and encumbrances remaining at time of sale.
(    ) Unincorporated area: (   ) City of Los Angeles, and

FOR A VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, MAGUIRE/THOMAS PARTNERS INVESTMENTS, a California limited partnership (which intends to convert to Maguire Partners - Investments, LLC, a California limited liability company prior to or contemporaneously with the Closing), does hereby remise, release and forever quitclaim to MAGUIRE PROPERTIES, L.P., a Maryland limited partnership the real property described on Exhibit "A" attached hereto located in the County of Los Angeles, State of California.

Dated:_____________, 200____
                                       MAGUIRE/THOMAS PARTNERS
                                       INVESTMENTS,
                                       a California limited partnership
                                       (which intends to convert to Maguire
                                       Partners Investments, LLC, a California
                                       limited liability company prior to or
                                       contemporaneously with the Closing)

                                     By: ___________________________________
                                         Robert F. Maguire III
                                         Title:

                                    Exhibit C

STATE OF __________________,
COUNTY OF _________________} S.S.

On _______________________ before me,________________________________________,
(here insert name and title of the officer), personally appeared _______________ ___________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature_____________________________

(THIS AREA FOR OFFICIAL SEAL.)

                                    Exhibit C

                          EXHIBIT "A" TO QUITCLAIM DEED

                                LEGAL DESCRIPTION

                                    Exhibit C

                                    EXHIBIT D
                                       TO
                             CONTRIBUTION AGREEMENT


           REPRESENTATIONS, WARRANTIES AND INDEMNITIES OF CONTRIBUTOR

                     ARTICLE 1 -- ADDITIONAL DEFINED TERMS

        For purposes of this Exhibit D, the following terms have the meanings set forth below. Terms which are not defined below shall have the meaning set forth for those terms as defined in the Agreement to which this Exhibit D is attached:

        Actions: Means all actions, litigations, complaints, charges, accusations, investigations, petitions, suits, arbitrations, mediations or other proceedings, whether civil or criminal, at law or in equity, or before any arbitrator or Governmental Entity.

        Agreement: Means the Contribution Agreement to which this Exhibit D is attached.

        Disclosure Schedule: Means that disclosure schedule attached as Appendix A to the Agreement.

        Entity: Means each Partnership and each partnership, limited liability company or other legal entity that is a direct or indirect subsidiary of a Contributor and that directly or indirectly owns any Property.

        Environmental Law: Means all applicable statutes, regulations, rules, ordinances, codes, licenses, permits, orders, demands, approvals, authorizations and similar items of any Governmental Entity and all applicable judicial, administrative and regulatory decrees, judgments and orders relating to the protection of human health or the environment as in effect on the Closing Date, including but not limited to those pertaining to reporting, licensing, permitting, investigation, removal and remediation of Hazardous Materials, including without limitation: (x) the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. Section 9601 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.), the Clean Air Act (42 U.S.C. Section 7401 et seq.), the Federal Water Pollution Control Act (33 U.S.C. Section 1251), the Safe Drinking Water Act (42 U.S.C. 300f et seq.), the Toxic Substances Control Act (15 U.S.C. 2601 et seq.), the Endangered Species Act (16 U.S.C. 1531 et seq.), the Emergency Planning and Community Right-to-Know Act of 1986 (42 U.S.C. 11001 et seq.), and (y) applicable state and local statutory and regulatory laws, statutes and regulations pertaining to Hazardous Materials.

        Environmental Permits: Means any and all licenses, certificates, permits, directives, requirements, registrations, government approvals, agreements, authorizations, and consents that are required under or are issued pursuant to any Environmental Laws.

        FIRPTA: Means Foreign Investment in Real Estate Property Tax Act.

        Governmental Entity: Means any governmental agency or quasi-governmental agency, bureau, board, commission, court, department, official, political subdivision, tribunal or other instrumentality of any government, whether federal, state or local, domestic or foreign.

        Hazardous Material: Means any substance:



                                  Exhibit D-1

        (i) the presence of which requires investigation or remediation under any Environmental Law action or policy, administrative request or civil complaint under the foregoing or under common law; or

        (ii) which is controlled, regulated or prohibited under any Environmental Law as in effect as of the Closing Date, including the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C.
Section 9601 et seq.) and the Resource Conservation and Recovery Act (42 U.S.C.
Section 6901 et seq.); or

        (iii) which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous and as of the Closing Date is regulated by any Governmental Entity; or

        (iv) the presence of which on, under or about, a Property poses a hazard to the health or safety of persons on or about such Property; or

        (v) which contains gasoline, diesel fuel or other petroleum hydrocarbons, polychlorinated biphenyls (PCBs) or asbestos or asbestos-containing materials or urea formaldehyde foam insulation; or

        (vi) radon gas.

        Indemnifying Party: Means any party required to indemnify any other party under Article 3.2 of this Exhibit D.

        Knowledge: Means, with respect to any representation or warranty so indicated, the actual knowledge, without inquiry or duty of inquiry, of Robert
F. Maguire III, Richard Gilchrist, Daniel E. Gifford, Mark Lammas, Dallas Lucas, Tom Allen, Jeffrey Friedman, Javier Bitar, and Tony Morales.

        Liens: Means, with respect to any real and personal property, all mortgages, pledges, liens, options, charges, security interests, mortgage deed, restrictions, prior assignments, encumbrances, covenants, encroachments, assessments, purchase rights, rights of others, licenses, easements, voting agreements, liabilities or claims of any kind or nature whatsoever, direct or indirect, including, without limitation, interests in or claims to revenues generated by such property.

        Partnership Units: Shall have the meaning set forth in the OP Agreement.

        Permitted Liens: Means

        (a) Liens securing taxes, the payment of which is not delinquent or the payment of which is actively being contested in good faith by appropriate proceedings diligently pursued and which, if material in amount, are disclosed in the Prospectus (including, without limitation, any matters for which a reserve has been established as reflected in the pro forma financial statements contained in the Prospectus);

        (b) Zoning laws and ordinances applicable to the Properties which are not violated by the existing structures or present uses thereof;

        (c) Liens imposed by laws, such as carriers', warehousemen's and mechanics' liens, and other similar liens arising in the ordinary course of business which secure payment of obligations arising in the ordinary course of business not more than 60 days past due or which are being contested in


                                  Exhibit D-2
good faith by appropriate proceedings diligently pursued and which, if material in amount, are disclosed in the Prospectus (including, without limitation, any matters for which a reserve has been established as reflected in the pro forma financial statements contained in the Prospectus);

        (d) non-exclusive easements for public utilities that do not have a material adverse effect upon, or interfere with the use of, the Properties; and

        (e) any exceptions contained in the Preliminary Title Reports identified in the Disclosure Schedule (collectively, the "Preliminary Title Reports") for purposes of the conditions to closing in Section 2.1(a) of the Agreement, and any exceptions contained in the Title Policies for all other purposes under the Agreement or this Exhibit D.

        Person: Means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or governmental entity.

        Prospectus: Means the Company's final prospectus, as delivered to investors in the Public Offering (including, without limitation, the pro forma financial statements contained therein and any matters for which a reserve has been established as reflected in such pro forma financial statements).

        REIT Shares: Shall have the meaning set forth in the Partnership Agreement.

        Release: Shall have the same meaning as the definition of "release" in the Comprehensive Environmental Response, Compensation and Liability Act (CERCLA) at 42 U.S.C. Section 9601(22), but not including the exclusions identified in that definition, at subparts (A) through (D).

                  ARTICLE 2 -- REPRESENTATIONS AND WARRANTIES
                                 OF CONTRIBUTOR

        Except as set forth in the Disclosure Schedule or referred to in the Prospectus (including, without limitation, any matters for which a reserve has been established as reflected in the pro forma financial statements contained in the Prospectus), each Contributor jointly and severally represents and warrants to the Operating Partnership as set forth below in this Article 2, which representations and warranties are (i) true and correct as of the date hereof and will (except to the extent relating to a specified date) be true and correct as of the date of Closing, and (ii) only made as to the Participating Properties and do not relate to the "option properties" or "excluded properties" as described in the Prospectus:

        2.1 Organization; Authority; Qualification. Each Contributor if a natural person, has the legal capacity to enter the Agreement, each agreement contemplated thereby and to carry out the transactions contemplated thereby; if not a natural person, is duly formed, validly existing and in good standing (to the extent applicable) under the laws of the jurisdiction of its formation. Each Contributor has all requisite power and authority to enter the Agreement, each agreement contemplated thereby and to carry out the transactions contemplated thereby, and own, lease or operate its property and to carry on its business as presently conducted and, to the extent required under applicable law, is qualified to do business and is in good standing in each jurisdiction in which the nature of its business or the character of its property make such qualification necessary. Each Entity is duly formed, validly existing and in good standing (to the extent applicable) under the laws of the jurisdiction of formation and each Entity has the requisite power and authority to carry on its business as it is presently conducted and, to the extent required under applicable law, is qualified to do business in each jurisdiction in which the nature of its business or the character of its property make such qualification necessary, except where failure to be so qualified would not have a material adverse effect on the assets, business or financial condition of such


                                  Exhibit D-3

Entity. The general partner, managing member or administrative member of each Entity has made available to the Operating Partnership true and correct copies of each Entity's organizational documents, with all amendments as in effect on the date of this Agreement (collectively, the "Organizational Documents"). The Disclosure Schedule lists each Entity, its jurisdiction of formation and each partner, member or other equity owner of such Entity as of the date hereof. The Disclosure Schedule lists the percentage interest of third party holders of interests (direct or indirect) in the Wells Fargo Tower and Glendale Center as of the date hereof.

        2.2 Due Authorization. The execution, delivery and performance of the Agreement by each Contributor has been duly and validly authorized by all necessary action of each Contributor. This Agreement and each agreement, document and instrument executed and delivered by or on behalf of each Contributor pursuant to this Agreement constitutes, or when executed and delivered will constitute, the legal, valid and binding obligation of each Contributor, each enforceable against each Contributor in accordance with its terms, as such enforceability may be limited by bankruptcy or the application of equitable principles.

        2.3 Consents and Approvals. Except as shall have been satisfied prior to the Closing Date and, for informational purposes, as set forth in the Disclosure Schedule, as of the date hereof, no consent, waiver, approval or authorization of any third party or governmental authority or agency is required to be obtained by any Contributor or any Entity in connection with the execution, delivery and performance of the Agreement and the transactions contemplated hereby, except for those consents, waivers, approvals or authorizations, the failure of which to obtain would not have a material adverse effect on the assets, business, financial condition and results of operation of the Company, the Operating Partnership and their subsidiaries, taken as a whole (a "Material Adverse Effect").

        2.4 Ownership of the Partnership Interests; Contributed Assets. The Partnership Interest and Property Interests (if any) listed on Exhibit A attached hereto constitute all of the issued and outstanding interests owned (directly or indirectly) by the Contributors in the Partnerships, the Entities and the Properties. Except as set forth in the Disclosure Schedule, each Contributor is the sole owner of its Partnership Interests or, if applicable, the Contributed Assets, beneficially and of record free and clear of any Liens of any nature and has full power and authority to convey the Partnership Interests or, if applicable, the Contributed Assets, free and clear of any Liens, and, upon delivery of consideration for such Partnership Interests or, if applicable, the Contributed Assets as herein provided, the Operating Partnership will acquire good and valid title thereto, free and clear of any Liens except Liens created in favor of the Operating Partnership by the transactions contemplated hereby. Except as set forth in the Disclosure Schedule or for those to be acquired by a Contributor or the Operating Partnership, or relinquished, in connection with the Formation Transactions, there are no rights to purchase, subscriptions, warrants, options, conversion rights, preemptive rights, agreements, instruments or similar understandings of any kind outstanding (i) relating to the Partnership Interests, any Property Interests, any interest in any Entity, or if applicable, the Contributed Assets, or (ii) to purchase, transfer or to otherwise acquire, or to in any way encumber, any of the interests which comprise the Partnership Interests, any Property Interests, any interest in any Entity, or, if applicable, the Contributed Assets, or any securities or obligations of any kind convertible into any of the interests which comprise the Partnership Interests, any Property Interests, any interest in any Entity, or, if applicable, the Contributed Assets, or other equity interests or profit participation of any kind in any of the Entities (other than in connection with management agreements). Except as contemplated in connection with the Formation Transactions or as permitted by Section 4.1(b)(ii) of the Agreement, none of the Contributors will consent or participate in or in any way cause the transfer of any Property Interest, Partnership Interest, any interest in any Entity, or, if applicable, the Contributed Assets prior to the Closing. Except as set forth in the Disclosure Schedule or the Prospectus, none of the Contributors has an equity interest, either direct or indirect, in the Properties, except for the Partnership Interests which are the subject of this Agreement. Except as


                                  Exhibit D-4
contemplated in the Formation Transactions or as otherwise disclosed in the Disclosure Schedule, none of the Contributors has any commitment or legal obligation, absolute or contingent, to any other Person other than the Operating Partnership to sell, assign, transfer or effect a sale of any right, title or interest in or to any of the Contributed Assets, Partnership Interests, Property Interests, or interests in any Entity.

        2.5 No Violation. Except as shall have been cured, consented to or waived in writing by the Operating Partnership prior to the Closing Date or as set forth in the Disclosure Schedule, none of the execution, delivery or performance of the Agreement, any agreement contemplated thereby and the transactions contemplated hereby and thereby does or will, with or without the giving of notice, lapse of time, or both, (i) violate, conflict with, result in a breach of, or constitute a default under or give to others any right of termination, acceleration, cancellation or other right adverse to the Operating Partnership of (A) the organizational documents, including the charters and bylaws, if any, of any Contributor or any of the Entities, (B) any agreement, document or instrument to which any Contributor is a party or by which any Contributor, the Partnership Interests, Property Interests (if any), any Entity or the Contributed Assets are bound or (C) to Contributors' Knowledge, any term or provision of any judgment, order, writ, injunction, or decree, or require any approval, consent or waiver of, or make any filing with, any person or governmental or regulatory authority or foreign, federal, state, local or other law binding on any Contributor or the Entities or by which any Contributor, Entity or any of their assets or properties (including the Contributed Assets) are bound or subject; provided in the case of (B) and (C) above, unless any such violation, conflict, breach or default would not have a Material Adverse Effect or (ii) result in the creation of any Lien upon any of the Partnership Interests, the Contributed Assets, or any Entity or any interests therein. Except as shall have been cured, consented to or waived prior to the Closing Date or as set forth in the Disclosure Schedule, none of the Contributors or, to Contributors' Knowledge, the other Entities, is in violation of the Organizational Documents.

        2.6 Non-Foreign Status. Each Contributor is a United States person (as defined in Section 7701(a)(30) of the Code), and is, therefore, not subject to the provisions of the Code relating to the withholding of sales proceeds to foreign persons, and is not subject to any state withholding requirements. Each Contributor will provide affidavits at the Closing to this effect as provided for in Section 2.3(g) of the Agreement.

        2.7 Withholding. Each Contributor shall execute at Closing such certificates or affidavits reasonably necessary to document the inapplicability of any federal or state withholding provisions, including without limitation those referred to in Section 2.6 above. If any Contributor fails to provide such certificates or affidavits, the Operating Partnership may withhold a portion of any payments otherwise to be made to such Contributor as required by the Code or applicable state law.

        2.8 Investment Purposes. Each Contributor acknowledges his, her or its understanding that the offering and issuance of the Partnership Units to be acquired pursuant to the Agreement are intended to be exempt from registration under the Securities Act of 1933, as amended and the rules and regulations in effect thereunder (the "Act") and that the Operating Partnership's reliance on such exemptions is predicated in part on the accuracy and completeness of the representations and warranties of such Contributor contained herein. In furtherance thereof, each Contributor represents and warrants to the Company as follows:

            2.8.1 Investment. Each Contributor is acquiring the Partnership Units solely for his, her or its own account for the purpose of investment and not as a nominee or agent for any other person and not with a view to, or for offer or sale in connection with, any distribution of any thereof. Each Contributor agrees and acknowledges that he, she or it will not, directly or indirectly, offer, transfer, sell, assign, pledge, hypothecate or otherwise dispose of (hereinafter, "Transfer") any of the Partnership Units unless (i) the Transfer is pursuant to an effective registration statement under the Act and


                                  Exhibit D-5
qualification or other compliance under applicable blue sky or state securities laws, or (ii) counsel for each Contributor (which counsel shall be reasonably acceptable to the Operating Partnership) shall have furnished the Operating Partnership with an opinion, reasonably satisfactory in form and substance to the Operating Partnership, to the effect that no such registration is required because of the availability of an exemption from registration under the Act and qualification or other compliance under applicable blue sky or state securities laws. The term "Transfer" shall not include any redemption of the Partnership Units or exchange of the Partnership Units for REIT Shares pursuant to Section
8.6 of the OP Agreement. Notwithstanding the foregoing, no Transfer shall be made unless it is permitted under the OP Agreement.

            2.8.2 Knowledge. Each Contributor is knowledgeable, sophisticated and experienced in business and financial matters; each Contributor has previously invested in securities similar to the Partnership Units and fully understands the limitations on transfer imposed by the Federal securities laws and as described in the Agreement. Each Contributor is able to bear the economic risk of holding the Partnership Units for an indefinite period and is able to afford the complete loss of his, her or its investment in the Partnership Units; each Contributor has received and reviewed all information and documents about or pertaining to the Company, the Operating Partnership, the business and prospects of the Company and the Operating Partnership and the issuance of the Partnership Units as each Contributor deems necessary or desirable, has had cash flow and operations data for the Properties made available by the Operating Partnership upon request and has been given the opportunity to obtain any additional information or documents and to ask questions and receive answers about such information and documents, the Company, the Operating Partnership, the Properties, the business and prospects of the Company and the Operating Partnership and the Partnership Units which each Contributor deems necessary or desirable to evaluate the merits and risks related to his, her or its investment in the Partnership Units and to conduct its own independent valuation of the Properties; and each Contributor understands and has taken cognizance of all risk factors related to the purchase of the Partnership Units. Each Contributor is a sophisticated real estate investor. Each Contributor is relying upon its own independent analysis and assessment (including with respect to taxes), and the advice of each Contributor's advisors (including tax advisors), and not upon that of the Operating Partnership or any of the Operating Partnership's affiliates, for purposes of evaluating, entering into, and consummating the transactions contemplated by this Agreement.

            2.8.3 Holding Period. Each Contributor acknowledges that he, she or it has been advised that (i) the Partnership Units and the common stock of the Company into which the Partnership Units may be exchanged in certain circumstances (the "Common Stock") must be held indefinitely, and each Contributor must continue to bear the economic risk of the investment in the Partnership Units (and any Common Stock that might be exchanged therefor), unless they are subsequently registered under the Act or an exemption from such registration is available (it being understood that the Operating Partnership has no intention of so registering the Partnership Units), (ii) a restrictive legend in the form hereafter set forth shall be placed on the certificates representing the Partnership Units (and any Common Stock that might be exchanged therefor), and (iii) a notation shall be made in the appropriate records of the Operating Partnership (and the Company) indicating that the Partnership Units (and any Common Stock that might be exchanged therefor) are subject to restrictions on transfer.

            2.8.4 Accredited Investor. Each Contributor is an "accredited investor" (as such term is defined in Rule 501 (a) of Regulation D under the Act). Each Contributor has previously provided the Operating Partnership with a duly executed Accredited Investor Questionnaire. No event or circumstance has occurred since delivery of such Questionnaire to make the statements contained therein false or misleading.



                                  Exhibit D-6

            2.8.5 Legending. Each certificate representing the Partnership Units (and any Common Stock that might be exchanged therefor) shall bear the following legend:

                THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS THE TRANSFEROR DELIVERS TO THE COMPANY AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT THE PROPOSED SALE, TRANSFER OR OTHER DISPOSITION MAY BE EFFECTED WITHOUT REGISTRATION UNDER THE ACT AND UNDER APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS;

        In addition, the Common Stock for which the Partnership Units might be exchanged shall also bear a legend which generally provides the following:

                THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON BENEFICIAL AND CONSTRUCTIVE OWNERSHIP AND TRANSFER FOR THE PURPOSE OF THE CORPORATION'S MAINTENANCE OF ITS STATUS AS A REAL ESTATE INVESTMENT TRUST ("REIT") UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). SUBJECT TO CERTAIN FURTHER RESTRICTIONS AND EXCEPT AS EXPRESSLY PROVIDED IN THE CORPORATION'S ARTICLES OF AMENDMENT AND RESTATEMENT, (i) NO PERSON MAY BENEFICIALLY OR CONSTRUCTIVELY OWN SHARES OF THE CORPORATION'S COMMON STOCK IN EXCESS OF 9.8% (BY VALUE OR BY NUMBER OF SHARES, WHICHEVER IS MORE RESTRICTIVE) OF THE OUTSTANDING COMMON STOCK OF THE CORPORATION; (ii) NO PERSON MAY BENEFICIALLY OR CONSTRUCTIVELY OWN SHARES OF COMMON STOCK THAT WOULD RESULT IN THE CORPORATION BEING "CLOSELY HELD" UNDER
                SECTION 856(h) OF THE CODE OR OTHERWISE CAUSE THE CORPORATION TO FAIL TO QUALIFY AS A REIT; AND (iii) NO PERSON MAY TRANSFER SHARES OF COMMON STOCK IF SUCH TRANSFER WOULD RESULT IN THE CAPITAL STOCK OF THE CORPORATION BEING OWNED BY FEWER THAN 100 PERSONS. ANY PERSON WHO BENEFICIALLY OR CONSTRUCTIVELY OWNS OR ATTEMPTS TO BENEFICIALLY OR CONSTRUCTIVELY OWN SHARES OF COMMON STOCK IN VIOLATION OF THE ABOVE LIMITATIONS MUST IMMEDIATELY NOTIFY THE CORPORATION. IF ANY OF THE RESTRICTIONS ON TRANSFER OR OWNERSHIP ARE VIOLATED, THE SHARES OF COMMON STOCK REPRESENTED HEREBY WILL BE AUTOMATICALLY TRANSFERRED TO THE TRUSTEE OF A TRUST FOR THE BENEFIT OF ONE OR MORE CHARITABLE BENEFICIARIES. IN ADDITION, THE CORPORATION MAY REDEEM SHARES UPON THE TERMS AND CONDITIONS SPECIFIED BY THE BOARD OF DIRECTORS IN ITS SOLE DISCRETION IF THE BOARD OF DIRECTORS DETERMINES THAT OWNERSHIP OR A TRANSFER OR OTHER EVENT MAY VIOLATE THE RESTRICTIONS DESCRIBED ABOVE. FURTHERMORE, UPON THE OCCURRENCE OF CERTAIN EVENTS, ATTEMPTED TRANSFERS IN VIOLATION OF THE RESTRICTIONS DESCRIBED ABOVE MAY BE VOID AB INITIO. ALL TERMS IN THIS LEGEND THAT ARE DEFINED IN THE ARTICLES OF AMENDMENT AND RESTATEMENT OF THE CORPORATION SHALL HAVE THE MEANINGS ASCRIBED TO THEM IN THE ARTICLES OF AMENDMENT AND RESTATEMENT OF THE CORPORATION, AS THE SAME MAY BE AMENDED FROM TIME TO TIME, A COPY OF WHICH, INCLUDING THE RESTRICTIONS ON TRANSFER AND OWNERSHIP, WILL BE FURNISHED TO EACH HOLDER OF SHARES OF COMMON STOCK ON REQUEST AND WITHOUT CHARGE.


                                  Exhibit D-7

                REQUESTS FOR SUCH A COPY MAY BE DIRECTED TO THE SECRETARY OF THE CORPORATION AT ITS PRINCIPAL OFFICE.

        2.9 No Brokers. Except as set forth in the Disclosure Schedule and other than in connection with incentive arrangements with an employee, no Contributor nor any of such Contributor's respective officers, directors or employees, to the extent applicable, has employed or made any agreement with any broker, finder or similar agent or any person or firm which will result in the obligation of the Operating Partnership or any of its affiliates to pay any finder's fee, brokerage fees or commissions or similar payment in connection with the transactions contemplated by the Agreement and each Contributor shall indemnify and hold harmless the Operating Partnership for all costs and expenses (including reasonable attorneys' fees) incurred by the Operating Partnership as a result of a breach of this representation. The provisions of this Section 2.9 shall survive the expiration or sooner termination of this Agreement.

        2.10 Solvency. Each Contributor and Entity has been and will be solvent at all times prior to and immediately following the transfer of the Partnership Interests and the Contributed Assets to the Operating Partnership.

        2.11 Taxes. To the Contributors' Knowledge, the transactions contemplated hereby will not result in any income tax liability to any Entity, the Company or the Operating Partnership, and no tax lien or other charge exists or will exist upon consummation of the transactions contemplated hereby with respect to any Property, except such tax liens for which the tax is not due and has been properly reserved for payment by the Entities or tax liens or other charges which individually or in the aggregate would not have a Material Adverse Effect. The copies of the real property tax bills for each Property for the current tax year which have been furnished or made available to the Operating Partnership are true and correct copies of all of the tax bills for such tax year actually received by any Holder or such Holder's agents for the Property. For federal income tax purposes, each Entity is, and at all times during its existence has been, a partnership or limited liability company taxable as a partnership (rather than an association or a publicly traded partnership taxable as a corporation). Each Entity has timely and properly filed all tax returns required to be filed by it and has timely paid all taxes required to be paid by it. No Entity has requested any extension of time or agreed to any extension of the applicable statue of limitations within which to file any pending tax returns. Except as may be set forth in the Disclosure Schedule, none of the tax returns filed by any of the Entities is the subject of a pending or ongoing audit, and no federal, state, local or foreign taxing authority has asserted any tax deficiency or other assessment against a Property or an Entity.

        2.12 Litigation. Except as set forth in the Disclosure Schedule, and except for Actions covered by the policies of insurance described in Section
2.29 below, there is no Action, litigation, claim or other proceeding, either judicial or administrative (including, without limitation, any governmental action or proceeding), pending or, to Contributors' Knowledge, overtly threatened in the last twelve months, affecting all or any portion of the Contributors' Partnership Interests, any Property Interests, the Contributed Assets, the Entities or the Contributors' ability to consummate the transactions contemplated hereby. Contributors have no Knowledge of any outstanding order, writ, injunction or decree of any court, Governmental Entity or arbitration against or affecting all or any portion of its Partnership Interests, Property Interests (if any), the Contributed Assets, or any Entity which in any such case would impair the Contributors ability to enter into and perform all of its obligations under the Agreement or would have a Material Adverse Effect.

        2.13 NASD Affiliation. Each Contributor represents severally that neither it nor any affiliate of such Contributor is a member, affiliate of a member or person associated with a member of the National Association of Securities Dealers, Inc. ("NASD"). Such Contributor further represents severally


                                  Exhibit D-8
that neither it nor any of its affiliates owns any stock or other securities of any NASD member not purchased in the open market, or has made any outstanding subordinated loans to a NASD member. (A company or natural person is presumed to control a member of the NASD and is therefore presumed to constitute an affiliate of such member if the Company or person is the beneficial owner of 10% or more of the outstanding securities of a member which is a corporation. Additionally, a natural person is presumed to control a member of the NASD and is therefore presumed to constitute an affiliate of such a member if such person has the power to direct or cause the direction of the management or policies of such member.)

        2.14 Compliance With Laws. In connection with the operation of the Properties, to the Contributors' Knowledge, except as set forth in the Disclosure Schedule or in the Prospectus, the Properties have been maintained and on the date hereof are, and as of the Closing Date will be, maintained and substantially comply in all material respects with all applicable laws, ordinances, rules, regulations, codes, orders and statutes (including, without limitation, those currently relating to fire safety, conservation, parking, Americans with Disabilities Act, zoning and building laws) whether federal, state or local, foreign, statutory or common, and neither the Contributors nor, to the Contributors' Knowledge, any third party have been informed in writing of any material violation of any such laws, rules or regulations, or that any investigation has been commenced or is contemplated respecting any such possible violation. Compliance with Environmental Laws is not addressed by this Section 2.14, but rather solely by Section 2.18.

        2.15 Eminent Domain. There is no existing or, to the Contributors' Knowledge, proposed or threatened condemnation, eminent domain or similar proceeding, or private purchase in lieu of such a proceeding, which would affect all or any portion of the Properties in any material respect.

        2.16 Licenses and Permits. To Contributors' Knowledge, except as set forth in the Disclosure Schedule, all notices, licenses, permits, certificates (including certificates of occupancy), rights, privileges, franchises and authority required in connection with the construction, use, occupancy, management, leasing and operation of the Properties have been obtained, are in full force and effect, are in good standing and (to the extent required pursuant to the transactions contemplated hereby) are assignable to the Operating Partnership, except for those licenses, permits and certificates, the failure of which to obtain or maintain in good standing or be assignable, would not have a material adverse effect on any Property. To the Contributors' Knowledge, neither the Contributors, nor the Participating Partnerships, nor any Entity, nor any other third party has taken any action that would (or failed to take any action the omission of which would) result in the revocation, suspension or termination of such notices, licenses, permits, certificates (including certificates of occupancy), rights, privileges, franchises and authority that would have a material adverse effect on any Property, nor has any of them received any written notice of violation from any Governmental Entity or written notice of the intention of any entity to revoke any of them, that in each case has not been cured or otherwise resolved to the satisfaction of such Governmental Entity.

        2.17 Real Property.

             (a) None of the Contributors, the Partnerships, nor, to Contributors' Knowledge, except as set forth in the Disclosure Schedule, any other party to any material agreement affecting the Properties, has given or received any notice of any uncured default with respect to any material agreement affecting the Properties which would have a material adverse effect on one or more Properties, and, no event has occurred or, to the Contributors' Knowledge, is threatened, which through the passage of time or the giving of notice, or both, would constitute a material default thereunder or would cause the acceleration of any material obligation of any party thereto or the creation of a Lien upon any Property, except for Permitted Liens. For purposes of this
Section 2.17, the term "material


                                  Exhibit D-9
agreement" shall be defined with reference to the Property to which such agreement relates, and shall include, without limitation, participation agreements, development agreements, reciprocal easement agreements and any agreement which is not terminable by the Operating Partnership upon 90 days prior written notice and which is for a contract amount greater than $100,000 per annum. To the Contributors' Knowledge, such agreements are valid and binding and in full force and effect, have not been materially amended, modified or supplemented since such time as such agreements were made available to the Operating Partnership, except for such amendments, modifications and supplements delivered or made available to the Operating Partnership.

             (b) To Contributors' Knowledge, except as set forth in the Disclosure Schedule or in the Prospectus, the Entity that owns fee title to an underlying Property as described in the Preliminary Title Reports has insurable fee simple title to such Property.

        2.18 Environmental Compliance.

             (a) To the Contributors' Knowledge, except as may be disclosed in the Disclosure Schedule or the environmental reports listed therein (the "Environmental Reports") (true and correct copies of which have been made available to the Operating Partnership), the Properties are currently in compliance with all Environmental Laws and Environmental Permits. The Contributors have not received any written notice from the United States Environmental Protection Agency or any other federal, state, county or municipal entity or agency that regulates Hazardous Materials or public health risks or other environmental matters or any other private party or Person claiming any violation of, or requiring compliance with, any Environmental Laws or Environmental Permits or demanding payment or contribution for any Release or other environmental damage in, on, under, or upon any of the Properties. To the Contributors' Knowledge, no investigation or litigation with respect to Hazardous Materials located in, on, under or upon any of the Properties is pending or has been overtly threatened in the last twelve months by any Governmental Entity or any third party. To Contributors' Knowledge, except as may be disclosed in the Disclosure Schedule or the Environmental Reports, no environmental conditions exist at, on, under, upon or affecting the Properties or any portion thereof that would reasonably be likely to result in any material claim, liability or obligation under any Environmental Laws or Environmental Permit or any material claim by any third party.

             (b) To the Contributors' Knowledge, except as may be disclosed in the Disclosure Schedule or the Environmental Reports, (i) there are no underground storage tanks, PCB-containing equipment, asbestos containing materials, lead based paints, or dry cleaning facilities situated in, on, under, upon or affecting any of the Properties, (ii) there has not been any Release of any reportable quantities of Hazardous Materials at the Properties in violation of any Environmental Laws or Environmental Permits, and (iii) the Partnerships have not stored, transported, disposed of or treated, or arranged for the transportation, disposal or treatment of, any Hazardous Materials from any or to any of the Properties or any portion thereof except in compliance with all Environmental Laws.

        2.19 Trademarks and Tradenames; Proprietary Rights.

             (a) There are no actions or other judicial or administrative proceedings involving any Contributor, the Partnerships, or the Properties pending, or to Contributors' Knowledge, threatened in the last twelve months, that concern any copyrights, copyright application, trademarks, trademark registrations, trade names, service marks, service mark registrations, trade names and trade name registrations or any trade secrets being transferred to the Operating Partnership hereunder (the "Proprietary Rights"). There are no patents or patent applications relating to the operations of the Properties as conducted prior to the Closing.


                                  Exhibit D-10

             (b) Except as would not have a Material Adverse Effect, each applicable Contributor has the right and authority to use the Proprietary Rights necessary in connection with the operation of the Properties in the manner in which it is currently used, and to convey such right and authority to the Operating Partnership at the Closing. To Contributors' Knowledge, the current use of the Proprietary Rights does not conflict with, infringe upon or violate any copyright, trade secret, trademark or registration of any other person.

        2.20 Condition of Property. To Contributors' Knowledge, except as set forth in the property condition assessment reports and other similar reports prepared for the Properties and made available to the Operating Partnership in connection with the Formation Transactions, including those listed in the Disclosure Schedule (collectively, the "Property Reports"), there is no material defect in the structural condition of any Property, the roof thereon, the improvements thereon, the structural elements thereof and the mechanical systems thereon (including, without limitation, all HVAC, plumbing, electrical, elevator, security, utility, sprinkler and safety systems), nor any material damage from casualty or other cause, nor any soil condition of any Property that will not support all of the improvements thereon without the need for unusual or new subsurface excavations, fill, footings, caissons or other installations, except for any such defect, damage or condition that has been corrected or will be corrected in the ordinary course of the business of the Property as part of its scheduled annual maintenance and improvement program. To Contributors' Knowledge, except as set forth in the Preliminary Title Reports or the Property Reports, as of the date hereof, or may be disclosed in the Title Policies as of the Closing, there have been no alterations to the exteriors of any of the buildings or other improvements on any Property that would render any surveys or plans provided to the Operating Partnership in connection with the Formation Transactions materially inaccurate or otherwise reflect a material deficiency in title to such improvements.

        2.21 Leases. With respect to each Property, the information regarding the leases, licenses, tenancies, possession agreements and occupancy agreements with the tenants referenced under the captions "Business and Properties--Tenant Diversification" and "Business and Properties -- Existing Portfolio" in the Prospectus (the "Leases") is accurate in all material respects. The Entity that owns fee or leasehold title to the underlying Property (the "Holder") holds the lessor's interest under such Leases; a true and complete copy of all such Leases have been made available to the Operating Partnership; to Contributors' Knowledge, such Leases are in full force and effect, except as indicated otherwise in the Disclosure Schedule, the Prospectus or in any estoppel certificate made available or delivered to the Operating Partnership prior to the Closing; the Holder, as lessor under such Leases, has not received any notice that it is in default of any of its obligations under such Leases beyond any applicable grace period which has not been cured; to Contributors' Knowledge, except as set forth in the Disclosure Schedule, no tenant is in default under any Lease except to the extent such default would not have a Material Adverse Effect; fixed rent and additional rent are being billed to the tenants in accordance with the Leases, as applicable; no tenant is entitled to "free" rent, rent concessions, rebates, rent abatements, set-offs, or offsets against rent except as set forth in the Lease with such tenant and no tenant under any such Lease claims a right to any of the foregoing, except as set forth in the Disclosure Schedule, the Prospectus or in any estoppel certificate made available or delivered to the Operating Partnership prior to the Closing; the Holder has received no written notice that any tenant under any such Lease contests its pro rata shares of tax increases as required by its Lease or that any tenant under any such Lease contests its pro rata shares of tax increases as required by its Lease or that any tenant contests any rent, escalation or other charges billed to it, except as set forth in the Disclosure Schedule, the Prospectus or in any estoppel certificate made available or delivered to the Operating Partnership prior to the Closing; no assignment of the Holder's rights under any Lease is in effect on the date hereof other than collateral assignments to secure mortgage or mezzanine indebtedness; and, except as set forth in the Disclosure Schedule, the Prospectus or in any estoppel certificate made available or delivered to the Operating Partnership prior to the Closing, with respect to any Leases entered into by such Holder, no brokerage commissions will be due


                                  Exhibit D-11
upon the failure of any tenant under any such Lease to exercise any cancellation right granted in its Lease or upon any extension or renewal of such Leases. To the Contributors' Knowledge, all material obligations of the lessor under the Leases that have accrued to the date hereof have been performed or satisfied. To Contributors' Knowledge, no tenants under any of the Leases is presently the subject of any voluntary or involuntary bankruptcy or insolvency proceedings.

        2.22 Ground Leases. The ground leases and air space leases referenced in the Prospectus or the Disclosure Schedule (the "Ground Leases") are the only material ground leases or air space leases in which any of the Partnerships holds an interest as lessee or tenant. A true and complete copy of all such Ground Leases have been made available to the Operating Partnership. To Contributors' Knowledge, such Ground Leases are in full force and effect, except as indicated otherwise in the Disclosure Schedule, the Prospectus or in any estoppel certificate made available or delivered to the Operating Partnership prior to the Closing. To Contributors' Knowledge, the Partnerships have not received any written notice from any ground lessor under any of the Ground Leases alleging the existence of any default on the part of the Partnerships thereunder, which default has not been cured. To the Contributors' Knowledge, no ground lessor under any of the Ground Leases is in default or is presently the subject of any voluntary or involuntary bankruptcy or insolvency proceedings. To Contributors' Knowledge, none of the Partnerships are in default under any Ground Lease, and no event has occurred which with the passage of time or the giving of notice (or both) would constitute a default under any Ground Lease, except to the extent any such default would not have a Material Adverse Effect.

        2.23 Tangible Personal Property. The Partnerships own or lease all of the tangible personal property constituting "Fixtures and Personal Property" (as defined below) which are used in and, individually or in the aggregate with other such property, is material to the operation of any of the Properties. "Fixtures and Personal Property" shall mean all fixtures, furniture, furnishings, apparatus and fittings, equipment, machinery, appliances, building supplies, tools, and other items of personal property located on the Properties and used in connection with the operation or maintenance of the Properties; excluding, however, all fixtures, furniture, furnishings, apparatus and fittings, equipment, machinery, appliances, building supplies, tools, and other items of personal property owned by tenants, subtenants, guests, invitees, employees, easement holders, service contractors and other Persons who own any such property located on the Properties. To the Contributors' Knowledge, except as set forth in the Disclosure Schedule, such Fixtures and Personal Property are free and clear of all Liens, other than Liens pursuant to the agreements pursuant to which such Fixtures and Personal Property are leased and other than Liens and security interests under any equipment and capital improvement leases that would not have a Material Adverse Effect.

        2.24 Employees and Contracts. Except as set forth in the Disclosure Schedule, (a) there are no employees of any Partnership or Entity as of the date hereof, nor (b) service or maintenance contracts affecting any Property which are not cancelable upon thirty (30) days notice or less or which are for a contract amount greater than $100,000 per annum; true and correct copies of the service, equipment, franchise, operating, management, parking, supply, utility and maintenance agreements relating to any Property (the "Service Contracts") have been made available to the Operating Partnership and the same are in full force and effect and have not been modified or amended except in the ordinary course of the applicable Partnership's business. To Contributors' Knowledge, no event of default exists (which remains uncured) under any of the Service Contracts which would have a Material Adverse Effect. To Contributors' Knowledge, there are no union contracts or similar agreements between Development and the employees of Development. Listed on Schedule 2.24 are employment agreements entered into as of November 8, 2002 by and between the Operating Partnership and each of the eleven senior executives listed thereon (the "Senior Executives Employment Agreements"). Other than the Senior Executives Employment Agreements, prior to or concurrently with the Closing, all employment agreements between any employees and the Participating Partnerships or Development shall be


                                  Exhibit D-12
terminated in writing and, except to the extent ordinary course benefits made available to all similarly situated employees, including paid time off, and other ordinary course liabilities thereunder have been assumed by the Operating Partnership, all obligations under such employment agreements shall have been satisfied. Other than as agreed to in the Senior Executive Employment Agreements, no employee is entitled to receive annual compensation (including bonus) from any Partnership, Entity, Development or the Operating Partnership in excess of $250,000.

        2.25 Existing Loans. The Disclosure Schedule, Prospectus and/or Preliminary Title Reports list all secured loans presently encumbering the Properties or any direct or indirect interest in any Entity, and any unsecured loans to be assumed by the Operating Partnership or any subsidiary of the Operating Partnership at Closing, as of the date hereof (the "Existing Loans"), the approximate outstanding aggregate principal balance of which is approximately $1,445,567,349 as of the date hereof based on the calculation of the loans listed on Schedule 2.25. To Contributors' Knowledge, the Existing Loans and the documents entered into in connection therewith (collectively, the "Loan Documents") are in full force and effect as of the date hereof. To Contributors' Knowledge, no event of default or event that with the passage of time or giving of notice or both would constitute an event of default has occurred as of the date hereof under any of the Loan Documents which would have a Material Adverse Effect. True and correct copies of the existing Loan Documents have been made available to the Operating Partnership.

        2.26 Real Property Taxes; Zoning. The Partnerships have not received any notification of any material new or increased general or special tax assessments for any of the Properties except as may be disclosed in the Preliminary Title Reports, as of the date hereof, or as may be disclosed in the Title Policies as of the Closing. Except as set forth in the Disclosure Schedule, each of the Properties is assessed for real property tax through one tax bill and each Property is comprised of one or more independent tax lots. The Contributors have not received any written notice (which remains uncured) from any governmental authority stating that any of the Properties is currently violating any zoning, land use or other similar rules or ordinances in any material respect that would reasonably be expected to have a Material Adverse Effect. Notwithstanding the foregoing, the parties acknowledge that the assessed value of the Properties for purposes of California real property tax liability will be adjusted to fair market value as a result of the consummation of the Formation Transactions.

        2.27 Hotel Management Agreements. All of the hotel management agreements are listed in the Disclosure Schedule and are in full force and effect and no Partnership or, to the Knowledge of the Contributors, other party to such hotel management agreements is in default thereunder.

        2.28 No Agreements. Except as set forth in the Partnership Agreements, the Organizational Documents, the Disclosure Schedule or the Prospectus, no Property is subject to any outstanding agreement of sale or ground lease, option to purchase or other right of any third party to acquire any interest (other than under the leases with tenants at each Property entered into in the ordinary course of business) therein.

        2.29 Insurance. Each Holder currently has in place public liability, casualty and other insurance coverage with reputable insurance companies with respect to its Property in customary amounts for projects similar to the Properties in the markets in which such Properties are located, and in all cases in compliance with the existing financing arrangements. To Contributors' Knowledge, each of such policies is in full force and effect, and all premiums due and payable thereunder have been fully paid when due. No written notice of cancellation, default or non-renewal has been received or to Contributors' Knowledge threatened with respect thereto.


                                  Exhibit D-13

                           ARTICLE 3 - INDEMNIFICATION

        3.1 Survival Of Representations And Warranties; Remedy For Breach.

            (a) Subject to Section 3.7 of this Exhibit D, all representations and warranties contained in this Exhibit D (as qualified by the Disclosure Schedule and the Prospectus) or in any Schedule or certificate delivered pursuant hereto shall survive the Closing.

            (b) Notwithstanding anything to the contrary in the Agreement or this Exhibit D, no Contributor shall be liable under this Exhibit D or the Agreement for monetary damages (or otherwise) for breach of any of its representations, warranties, covenants and obligations contained in this Exhibit D or the Agreement, or in any agreement, Schedule, Exhibit, certificate or affidavit delivered by it pursuant thereto, other than pursuant to the succeeding provisions of this Article 3, which shall be the sole and exclusive remedy with respect thereto.

        3.2 General Indemnification.

            (a) The Contributors shall indemnify and hold harmless the Operating Partnership, the Company and each of their respective directors, officers, employees, agents, representatives and affiliates (each of which is an "Indemnified Party") from and against any and all Claims, losses, damages, liabilities and expenses, including, without limitation, amounts paid in settlement, reasonable attorneys' fees, costs of investigation, costs of investigative, judicial or administrative proceedings or appeals therefrom, and costs of attachment or similar bonds (collectively, "Losses"), asserted against, imposed upon or incurred by the Indemnified Party in connection with or as a result of any breach of a representation, warranty or covenant of the Contributors contained in the Agreement (as qualified by all items set forth in the Disclosure Schedule and the Prospectus (including, without limitation, any matters for which a reserve has been established as reflected in the pro forma financial statements contained in the Prospectus) or in any agreement, Schedule, Exhibit, certificate or affidavit or in any other document delivered by the Contributors pursuant to the Agreement.

            (b) The Contributors shall also indemnify and hold harmless the Indemnified Parties from and against any and all Losses asserted against, imposed upon or incurred by the Indemnified Parties in connection with or as a result of:

                (i) all fees and expenses of the Contributors in connection with the transactions contemplated by the Agreement; and

                (ii) any Excluded Liabilities.

            (c) With respect to any claim of an Indemnified Party required to be indemnified by the Contributors pursuant to this Section 3.2, (i) to the extent available, the Operating Partnership agrees to use diligent good faith efforts to pursue and collect all available proceeds under any insurance policy which covers the matter which is the subject of the indemnification prior to seeking indemnification from the Contributors until all proceeds, if any, to which the Operating Partnership or the Indemnified Party is entitled pursuant to such insurance policy have been exhausted, and (ii) if the Indemnified Party receives insurance proceeds with respect to any Losses paid by the Contributors to or for the benefit of the Indemnified Party, then the Indemnified Party shall reimburse the Contributors in an amount equivalent to such proceeds up to the amount actually expended by the Contributors in connection with such indemnification.


                                  Exhibit D-14

        3.3 Pledge Agreement. Certain Contributors shall execute a Pledge Agreement (in the form of Exhibit G to the Agreement) pursuant to which the Contributors' indemnity contained in this Article III shall be secured by a pledge of Partnership Units.

        3.4 Agent for Pledgees.

            (a) Each Indemnified Party hereby designates and appoints the Operating Partnership as its agent under the Pledge Agreement, and each Indemnified Party hereby irrevocably authorizes the Operating Partnership to take such action or to refrain from taking such action on its behalf under the provisions of the Pledge Agreement and to exercise such powers as are set forth therein, together with such other powers as are reasonably incidental thereto. The Operating Partnership is authorized and empowered to amend, modify or waive any provisions of the Pledge Agreement on behalf of the Indemnified Parties. The Operating Partnership agrees to act as such on the express conditions contained in this Section 3.4. The provisions of this Section 3.4 are solely for the benefit of the Operating Partnership and the Indemnified Parties and no Contributor shall have any rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties under the Pledge Agreement, the Operating Partnership shall act solely as an administrative representative of the Indemnified Parties and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for the Indemnified Parties, by or through its agents or employees.

            (b) The Operating Partnership shall have no duties, obligations or responsibilities to the Indemnified Parties except those expressly set forth in this Section 3.4 or in the Pledge Agreement. Neither the Operating Partnership nor any of its officers, directors, employees or agents shall be liable to any Indemnified Party for any action taken or omitted by them under this Section 3.4 or under the Pledge Agreement, or in connection with this Section 3.4 or the Pledge Agreement, except that the Operating Partnership shall be obligated on the terms set forth in this Section 3.4 for performance of its express obligations under the Pledge Agreement. In performing its functions and duties under the Pledge Agreement, the Operating Partnership shall exercise the same care which it would exercise in dealing with a security interest in collateral held for its own account, but the Operating Partnership shall not be responsible to any Indemnified Party for any recitals, statements, representations or warranties in the Pledge Agreement or for the execution, effectiveness, genuineness, validity, enforceability or sufficiency of the Pledge Agreement or the Collateral or the transactions contemplated thereby. The Operating Partnership shall not be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of the Pledge Agreement.

            (c) The Operating Partnership shall be entitled to rely upon any written notices, statements, certificates, orders or other documents or any telephone message or other communication (including any writing, telex, telecopy or telegram) believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper person, and with respect to all matters pertaining to this Section 3.4 and the Pledge Agreement and its duties under this Section 3.4 or the Pledge Agreement, upon advice of counsel selected by it. The Operating Partnership shall be entitled to rely upon the advice of legal counsel, independent accountants, and other experts selected by the Operating Partnership in its sole discretion.

            (d) Each Indemnified Party shall, jointly and severally, reimburse and indemnify the Operating Partnership and its directors, officers, employees and agents for any damage, expense, loss, cost, claim or liability which may be imposed on, incurred by, or asserted against the Operating Partnership or such other persons in any way relating to or arising out of this Section 3.4 or the Pledge Agreement or any action taken or omitted by the Operating Partnership or such other persons under this


                                  Exhibit D-15

Section 3.4 or the Pledge Agreement. The obligations of the Indemnified Parties under this Section 3.4(d) shall survive the termination of this Agreement and the Pledge Agreement.

        3.5 Notice and Defense of Claims. As soon as reasonably practicable after receipt by the Indemnified Party of notice of any liability or claim incurred by or asserted against the Indemnified Party that is subject to indemnification under this Article 3, the Indemnified Party shall give notice thereof to the Contributors, including liabilities or claims to be applied against the indemnification baskets established pursuant to Section 3.6 hereof. The Indemnified Party may at its option demand indemnity under this Article 3 as soon as a claim has been threatened by a third party, regardless of whether an actual Loss has been suffered, so long as the Indemnified Party shall in good faith determine that such claim is not frivolous and that the Indemnified Party may be liable for, or otherwise incur, a Loss as a result thereof and shall give notice of such determination to Contributors. The Indemnified Party shall permit the Contributors, at the Contributors' option and expense, to assume the defense of any such claim by counsel selected by the Contributors and reasonably satisfactory to the Indemnified Party, and to settle or otherwise dispose of the same; PROVIDED, HOWEVER, that the Indemnified Party may at all times participate in such defense at its expense; and PROVIDED FURTHER, HOWEVER, that Contributors shall not, in defense of any such claim, except with the prior written consent of the Indemnified Party in its sole and absolute discretion, consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff in question to the Indemnified Party and its affiliates a release of all liabilities in respect of such claims, or that does not result only in the payment of money damages which is paid in full by the Contributors. If the Contributors shall fail to undertake such defense within 30 days after such notice, or within such shorter time as may be reasonable under the circumstances or as required by applicable law, then the Indemnified Party shall have the right to undertake the defense, compromise or settlement of such liability or claim on behalf of and for the account of Contributors at the Contributors' sole cost and expense; PROVIDED, HOWEVER, that the Contributors will not be obligated to indemnify the Indemnified Parties for any compromise or settlement entered into without the Contributors' prior written consent, which consent shall not be unreasonably withheld.

            3.6 Limitations on Indemnification Under Section 3.2.

            (a) The Contributors shall not be liable under Section 3.2 hereof unless and until (i) each individual amount otherwise due the Indemnified Parties exceeds one hundred thousand dollars ($100,000) (excluding legal fees and expenses) and (ii) the total amount recoverable by the Indemnified Parties from the Contributors under Section 3.2 exceeds five hundred thousand dollars ($500,000), in the aggregate; PROVIDED, HOWEVER, that claims for Losses arising out of a breach of representation or warranty contained in sections 2.1, 2.2, 2.4, 2.6, 2.7, 2.9, 2.11 and 2.12 hereof shall not be subject to such threshold amounts but shall be recoverable from the first dollar of Losses. Any individual amount not exceeding the threshold under clause (i) shall not apply against the aggregate threshold set forth in clause (ii), and once the threshold in clause
(ii) is exceeded, all amounts exceeding the threshold set forth in clause (i) shall be recoverable from the first dollar of Losses.

            (b) Notwithstanding anything contained herein to the contrary, the maximum liability of all Contributors in the aggregate under Section 3.2 hereof shall not exceed twenty million dollars ($20,000,000). Notwithstanding anything contained herein to the contrary, the Indemnified Parties shall look, solely, first to available insurance proceeds pursuant to Section 3.2(c) above, and then to each Contributor's Partnership Units pledged pursuant to the Pledge Agreement, for indemnification under this Article 3, valuing such Partnership Units based upon the initial public offering price of the Company's Common Stock (and agree to treat any return of Partnership Units as an adjustment to the consideration delivered to the Contributors pursuant to the Formation Transactions). No Indemnified Party shall have recourse to any other assets of any of the Contributors other than the Partnership Units


                                  Exhibit D-16
pledged pursuant to the Pledge Agreement. Notwithstanding anything to the contrary in this Agreement, no Contributor shall be liable to the Indemnified Parties for any indirect, special or consequential damages, loss of profits, taxes relating to tax years beginning on or after the closing of the Formation Transactions, loss of value or other similar speculative damages asserted or claimed by the Indemnified Parties.

        3.7 Limitation Period.

            (a) Notwithstanding the foregoing, any claim for indemnification under Section 3.2 hereof must be asserted in writing by the Indemnified Party, stating the nature of the Losses and the basis for indemnification therefore within one year after the Closing.

            (b) If so asserted in writing within one year after the Closing, such claims for indemnification shall survive until resolved by mutual agreement between each Contributor and the Indemnified Party or by judicial determination. Any claim for indemnification not so asserted in writing within one year after the Closing shall not thereafter be asserted and shall forever be waived.



                                  Exhibit D-17

                                    EXHIBIT E
                                       TO
                             CONTRIBUTION AGREEMENT

         RECORDING REQUESTED BY
         AND WHEN RECORDED MAIL TO

         Mark Lammas
         c/o Maguire Partners
         555 West Fifth Street, Suite 5000
         Los Angeles, California 90013
================================================================================
                                POWER OF ATTORNEY
================================================================================

KNOW ALL PERSONS BY THESE PRESENTS: That I, Robert F. Maguire III, the undersigned, hereby make, constitute and appoint Maguire Properties, L.P., a Maryland limited partnership ("Attorney-in-Fact") my true and lawful Attorney for me and in my name, place and stead and for my use and benefit:

         to act in my name, place and stead to make, execute, acknowledge and deliver all such other contracts, orders, receipts, notices, requests, instructions, certificates, consents, letters and other writings (including without limitation the execution of any documents relating to the acquisition by Attorney-in-Fact of my Partnership Interests (as defined in the Agreement)), to provide information to the Securities and Exchange Commission and others about the transactions contemplated by that certain Agreement by and between me and Attorney-in-Fact (the "Agreement") and, in general, to do all things and to take all actions which the Attorney-in-Fact in its sole discretion may consider necessary or proper in connection with or to carry out the transactions contemplated by such Agreement, as fully as could I if personally present and acting.

         GIVING AND GRANTING unto my said Attorney full power and authority to do and perform all and every act and thing whatsoever requisite, necessary or appropriate to carry out the transactions contemplated by the Agreement as fully with all intents and purposes as I might or could do if personally present, hereby ratifying all that my said Attorney shall lawfully do or cause to be done by virtue of these presents. The powers and authority hereby conferred upon my said Attorney shall be applicable to all real and personal property or interests therein now owned or hereafter acquired by me and wherever situate.

         My said Attorney is empowered hereby to determine in his/her sole discretion the time when, purpose for and manner in which any power herein conferred upon him shall be exercised, and the conditions, provisions and covenants of any instrument or document which may be executed by him/her pursuant hereto; and in the acquisition or disposition of real or personal property, my said Attorney shall have exclusive power to fix the terms thereof for cash, credit and/or property, and if on credit with or without security.

When the context so requires, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural.

Dated_______________________________

Signed______________________________

                                  Exhibit E-1

STATE OF CALIFORNIA
COUNTY OF ______________________________________} SS.

On ________________________________ before me, ___________________________, personally appeared _____________________________________________ personally known to me (or proved to me on the basis of satisfactory evidence) to the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature__________________________________

                                   Exhibit E-2

                                    EXHIBIT E
                                       TO
                             CONTRIBUTION AGREEMENT

         RECORDING REQUESTED BY
         AND WHEN RECORDED MAIL TO
         Mark Lammas
         c/o Maguire Partners
         555 West Fifth Street, Suite 5000
         Los Angeles, California 90013

================================================================================
                            SPECIAL POWER OF ATTORNEY
================================================================================

KNOW ALL PERSONS BY THESE PRESENTS: That I, Robert F. Maguire III, on behalf of Maguire Partners Development, Ltd., a California limited partnership (the "Entity"), undersigned, hereby make, constitute and appoint Maguire Properties, L.P., a Maryland limited partnership ("Attorney-in-Fact") the Entity's true and lawful Attorney for the Entity and in the Entity's name, place and stead and for the Entity's use and benefit solely with respect to the following and for no other purpose:

         to act in the Entity's name, place and stead to make, execute, acknowledge and deliver all such other contracts, orders, receipts, notices, requests, instructions, certificates, consents, letters and other writings (including without limitation the execution of any documents) relating to the acquisition by Attorney-in-Fact of the Entity's Contributed Assets and Assumed Liabilities (as defined in and in accordance with the terms and conditions of the Contribution Agreement by and between the Entity and Attorney-in-Fact (the "Contribution Agreement")) (including, but not limited to the OP Agreement (as defined in the Contribution Agreement), as it may be amended or revised, any registration rights agreements and any lock-up agreements) and to provide information to the Securities and Exchange Commission and others about the transactions contemplated by the Contribution Agreement, as fully as could the undersigned if personally present and acting on behalf of the undersigned.

         GIVING AND GRANTING unto my said Attorney full power and authority to do and perform all and every act and thing whatsoever requisite, necessary or appropriate to be done with respect to the foregoing specified transactions as fully to all intents and purposes as I might or could do if personally present, hereby ratifying all that my said Attorney shall lawfully do or cause to be done by virtue of these presents.

         The Entity's said Attorney is empowered hereby to determine in its sole discretion the time when, purpose for and manner in which any power herein conferred upon him shall be exercised, and the conditions, provisions and covenants of any instrument or document which may be executed by it pursuant hereto. Notwithstanding any provision of this Power of Attorney to the contrary, the Power of Attorney only applies to the transactions contemplated by the Contribution Agreement and shall only be exercised in accordance with the Contribution Agreement, solely for the purpose of carrying out the Closing described in the Contribution Agreement. In no event will this Power of Attorney be useable or used in contravention of the Contribution Agreement or to amend or modify the Contribution Agreement; nor will it be used for any purpose outside those permitted by the Contribution Agreement. This Power of Attorney expires and becomes null and void when the Contribution Agreement expires or becomes null and void.

         Under penalties of perjury, I declare that I have examined this certification and, to the best of my knowledge and belief, it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of the Entity.

         When the context so requires, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural.

Dated_______________________________

Signed   ______________________________

                                   Exhibit E-3

STATE OF CALIFORNIA
COUNTY OF ______________________________________} SS.

On ________________________________ before me, ____________________________, personally appeared _________________________________________________________
personally known to me (or proved to me on the basis of satisfactory evidence) to the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature________________________________

                                   Exhibit E-4

                                    EXHIBIT E
                                       TO
                             CONTRIBUTION AGREEMENT

         RECORDING REQUESTED BY
         AND WHEN RECORDED MAIL TO
         Mark Lammas
         c/o Maguire Partners
         555 West Fifth Street, Suite 5000
         Los Angeles, California 90013

================================================================================
                            SPECIAL POWER OF ATTORNEY
================================================================================

KNOW ALL PERSONS BY THESE PRESENTS: That I, Robert F. Maguire III, on behalf of Maguire Partners, Inc., a California corporation (the "Entity"), undersigned, hereby make, constitute and appoint Maguire Properties, L.P., a Maryland limited partnership ("Attorney-in-Fact") the Entity's true and lawful Attorney for the Entity and in the Entity's name, place and stead and for the Entity's use and benefit solely with respect to the following and for no other purpose:

         to act in the Entity's name, place and stead to make, execute, acknowledge and deliver all such other contracts, orders, receipts, notices, requests, instructions, certificates, consents, letters and other writings (including without limitation the execution of any documents) relating to the acquisition by Attorney-in-Fact of the Entity's Partnership Interests (as defined in and in accordance with the terms and conditions of the Contribution Agreement by and between the Entity and Attorney-in-Fact (the "Contribution Agreement")) (including, but not limited to the OP Agreement (as defined in the Contribution Agreement), as it may be amended or revised, any registration rights agreements and any lock-up agreements), to the acquisition of interests in any entity that directly or indirectly owns a certain Property or Partnership Interests, or to acquire any Property in each case whether by Direct Contribution, Merger or Division (each as defined in the Contribution Agreement), and to provide information to the Securities and Exchange Commission and others about the transactions contemplated by the Contribution Agreement, as fully as could the undersigned if personally present and acting on behalf of the undersigned.

         GIVING AND GRANTING unto my said Attorney full power and authority to do and perform all and every act and thing whatsoever requisite, necessary or appropriate to be done with respect to the foregoing specified transactions as fully to all intents and purposes as I might or could do if personally present, hereby ratifying all that my said Attorney shall lawfully do or cause to be done by virtue of these presents.

         The Entity's said Attorney is empowered hereby to determine in its sole discretion the time when, purpose for and manner in which any power herein conferred upon him shall be exercised, and the conditions, provisions and covenants of any instrument or document which may be executed by it pursuant hereto. Notwithstanding any provision of this Power of Attorney to the contrary, the Power of Attorney only applies to the transactions contemplated by the Contribution Agreement and shall only be exercised in accordance with the Contribution Agreement, solely for the purpose of carrying out the Closing described in the Contribution Agreement. In no event will this Power of Attorney be useable or used in contravention of the Contribution Agreement or to amend or modify the Contribution Agreement; nor will it be used for any purpose outside those permitted by the Contribution Agreement. This Power of Attorney expires and becomes null and void when the Contribution Agreement expires or becomes null and void.

         Under penalties of perjury, I declare that I have examined this certification and, to the best of my knowledge and belief, it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of the Entity.

                                   Exhibit E-5

         When the context so requires, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural.

Dated___________________________
                                        MAGUIRE PARTNERS, INC.,
                                        a California corporation

                                        By: _______________________________
                                            Robert F. Maguire III
                                            Title:

                                   Exhibit E-6

STATE OF CALIFORNIA
COUNTY OF ______________________________________} SS.

On __________________________ before me, _____________________________, personally appeared ________________________________________ personally known to me (or proved to me on the basis of satisfactory evidence) to the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature_______________________

                                   Exhibit E-7

                                    EXHIBIT E
                                       TO
                             CONTRIBUTION AGREEMENT

         RECORDING REQUESTED BY
         AND WHEN RECORDED MAIL TO
         Mark Lammas
         c/o Maguire Partners
         555 West Fifth Street, Suite 5000
         Los Angeles, California 90013

================================================================================
                            SPECIAL POWER OF ATTORNEY
================================================================================

KNOW ALL PERSONS BY THESE PRESENTS: That I, Robert F. Maguire III, on behalf of Maguire Partners SCS, Inc., a California corporation (the "Entity"), undersigned, hereby make, constitute and appoint Maguire Properties, L.P., a Maryland limited partnership ("Attorney-in-Fact") the Entity's true and lawful Attorney for the Entity and in the Entity's name, place and stead and for the Entity's use and benefit solely with respect to the following and for no other purpose:

         to act in the Entity's name, place and stead to make, execute, acknowledge and deliver all such other contracts, orders, receipts, notices, requests, instructions, certificates, consents, letters and other writings (including without limitation the execution of any documents) relating to the acquisition by Attorney-in-Fact of the Entity's Partnership Interests (as defined in and in accordance with the terms and conditions of the Contribution Agreement by and between the Entity and Attorney-in-Fact (the "Contribution Agreement")) (including, but not limited to the OP Agreement (as defined in the Contribution Agreement), as it may be amended or revised, any registration rights agreements and any lock-up agreements), to the acquisition of interests in any entity that directly or indirectly owns a certain Property or Partnership Interests, or to acquire any Property in each case whether by Direct Contribution, Merger or Division (each as defined in the Contribution Agreement), and to provide information to the Securities and Exchange Commission and others about the transactions contemplated by the Contribution Agreement, as fully as could the undersigned if personally present and acting on behalf of the undersigned.

         GIVING AND GRANTING unto my said Attorney full power and authority to do and perform all and every act and thing whatsoever requisite, necessary or appropriate to be done with respect to the foregoing specified transactions as fully to all intents and purposes as I might or could do if personally present, hereby ratifying all that my said Attorney shall lawfully do or cause to be done by virtue of these presents.

         The Entity's said Attorney is empowered hereby to determine in its sole discretion the time when, purpose for and manner in which any power herein conferred upon him shall be exercised, and the conditions, provisions and covenants of any instrument or document which may be executed by it pursuant hereto. Notwithstanding any provision of this Power of Attorney to the contrary, the Power of Attorney only applies to the transactions contemplated by the Contribution Agreement and shall only be exercised in accordance with the Contribution Agreement, solely for the purpose of carrying out the Closing described in the Contribution Agreement. In no event will this Power of Attorney be useable or used in contravention of the Contribution Agreement or to amend or modify the Contribution Agreement; nor will it be used for any purpose outside those permitted by the Contribution Agreement. This Power of Attorney expires and becomes null and void when the Contribution Agreement expires or becomes null and void.

         Under penalties of perjury, I declare that I have examined this certification and, to the best of my knowledge and belief, it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of the Entity.

                                   Exhibit E-8

         When the context so requires, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural.

Dated_________________________
                                       MAGUIRE PARTNERS SCS, INC.,
                                       a California corporation

                                       By: _______________________________
                                           Robert F. Maguire III
                                           Title:

                                   Exhibit E-9

STATE OF CALIFORNIA
COUNTY OF ______________________________________} SS.

On ___________________________ before me, ___________________________________, personally appeared __________________________________________________
personally known to me (or proved to me on the basis of satisfactory evidence) to the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature______________________________

                                  Exhibit E-10

                                    EXHIBIT E
                                       TO
                             CONTRIBUTION AGREEMENT

         RECORDING REQUESTED BY
         AND WHEN RECORDED MAIL TO
         Mark Lammas
         c/o Maguire Partners
         555 West Fifth Street, Suite 5000
         Los Angeles, California 90013

================================================================================
                            SPECIAL POWER OF ATTORNEY
================================================================================

KNOW ALL PERSONS BY THESE PRESENTS: That I, Robert F. Maguire III, on behalf of Maguire Partners BGHS, LLC, a California limited liability company (the "Entity"), undersigned, hereby make, constitute and appoint Maguire Properties, L.P., a Maryland limited partnership ("Attorney-in-Fact") the Entity's true and lawful Attorney for the Entity and in the Entity's name, place and stead and for the Entity's use and benefit solely with respect to the following and for no other purpose:

         to act in the Entity's name, place and stead to make, execute, acknowledge and deliver all such other contracts, orders, receipts, notices, requests, instructions, certificates, consents, letters and other writings (including without limitation the execution of any documents) relating to the acquisition by Attorney-in-Fact of the Entity's Partnership Interests (as defined in and in accordance with the terms and conditions of the Contribution Agreement by and between the Entity and Attorney-in-Fact (the "Contribution Agreement")) (including, but not limited to the OP Agreement (as defined in the Contribution Agreement), as it may be amended or revised, any registration rights agreements and any lock-up agreements), to the acquisition of interests in any entity that directly or indirectly owns a certain Property or Partnership Interests, or to acquire any Property in each case whether by Direct Contribution, Merger or Division (each as defined in the Contribution Agreement), and to provide information to the Securities and Exchange Commission and others about the transactions contemplated by the Contribution Agreement, as fully as could the undersigned if personally present and acting on behalf of the undersigned.

         GIVING AND GRANTING unto my said Attorney full power and authority to do and perform all and every act and thing whatsoever requisite, necessary or appropriate to be done with respect to the foregoing specified transactions as fully to all intents and purposes as I might or could do if personally present, hereby ratifying all that my said Attorney shall lawfully do or cause to be done by virtue of these presents.

         The Entity's said Attorney is empowered hereby to determine in its sole discretion the time when, purpose for and manner in which any power herein conferred upon him shall be exercised, and the conditions, provisions and covenants of any instrument or document which may be executed by it pursuant hereto. Notwithstanding any provision of this Power of Attorney to the contrary, the Power of Attorney only applies to the transactions contemplated by the Contribution Agreement and shall only be exercised in accordance with the Contribution Agreement, solely for the purpose of carrying out the Closing described in the Contribution Agreement. In no event will this Power of Attorney be useable or used in contravention of the Contribution Agreement or to amend or modify the Contribution Agreement; nor will it be used for any purpose outside those permitted by the Contribution Agreement. This Power of Attorney expires and becomes null and void when the Contribution Agreement expires or becomes null and void.

         Under penalties of perjury, I declare that I have examined this certification and, to the best of my knowledge and belief, it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of the Entity.

                                  Exhibit E-11

         When the context so requires, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural.

Dated____________________________
                                        MAGUIRE PARTNERS BGHS, LLC,
                                        a California limited liability company

                                      By: __________________________________
                                          Robert F. Maguire III
                                          Title:

                                  Exhibit E-12

STATE OF CALIFORNIA
COUNTY OF ______________________________________} SS.

On ______________________ before me, _________________________________________, personally appeared _________________________________________ personally known to me (or proved to me on the basis of satisfactory evidence) to the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature__________________________

                                  Exhibit E-13

                                    EXHIBIT E
                                       TO
                             CONTRIBUTION AGREEMENT

         RECORDING REQUESTED BY
         AND WHEN RECORDED MAIL TO
         Mark Lammas
         c/o Maguire Partners
         555 West Fifth Street, Suite 5000
         Los Angeles, California 90013

================================================================================
                            SPECIAL POWER OF ATTORNEY
================================================================================

KNOW ALL PERSONS BY THESE PRESENTS: That I, Robert F. Maguire III, on behalf of Maguire Partners Gen-Par, Inc., a Delaware corporation (the "Entity"), undersigned, hereby make, constitute and appoint Maguire Properties, L.P., a Maryland limited partnership ("Attorney-in-Fact") the Entity's true and lawful Attorney for the Entity and in the Entity's name, place and stead and for the Entity's use and benefit solely with respect to the following and for no other purpose:

         to act in the Entity's name, place and stead to make, execute, acknowledge and deliver all such other contracts, orders, receipts, notices, requests, instructions, certificates, consents, letters and other writings (including without limitation the execution of any documents) relating to the acquisition by Attorney-in-Fact of the Entity's Partnership Interests (as defined in and in accordance with the terms and conditions of the Contribution Agreement by and between the Entity and Attorney-in-Fact (the "Contribution Agreement")) (including, but not limited to the OP Agreement (as defined in the Contribution Agreement), as it may be amended or revised, any registration rights agreements and any lock-up agreements), to the acquisition of interests in any entity that directly or indirectly owns a certain Property or Partnership Interests, or to acquire any Property in each case whether by Direct Contribution, Merger or Division (each as defined in the Contribution Agreement), and to provide information to the Securities and Exchange Commission and others about the transactions contemplated by the Contribution Agreement, as fully as could the undersigned if personally present and acting on behalf of the undersigned.

         GIVING AND GRANTING unto my said Attorney full power and authority to do and perform all and every act and thing whatsoever requisite, necessary or appropriate to be done with respect to the foregoing specified transactions as fully to all intents and purposes as I might or could do if personally present, hereby ratifying all that my said Attorney shall lawfully do or cause to be done by virtue of these presents.

         The Entity's said Attorney is empowered hereby to determine in its sole discretion the time when, purpose for and manner in which any power herein conferred upon him shall be exercised, and the conditions, provisions and covenants of any instrument or document which may be executed by it pursuant hereto. Notwithstanding any provision of this Power of Attorney to the contrary, the Power of Attorney only applies to the transactions contemplated by the Contribution Agreement and shall only be exercised in accordance with the Contribution Agreement, solely for the purpose of carrying out the Closing described in the Contribution Agreement. In no event will this Power of Attorney be useable or used in contravention of the Contribution Agreement or to amend or modify the Contribution Agreement; nor will it be used for any purpose outside those permitted by the Contribution Agreement. This Power of Attorney expires and becomes null and void when the Contribution Agreement expires or becomes null and void.

         Under penalties of perjury, I declare that I have examined this certification and, to the best of my knowledge and belief, it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of the Entity.

         When the context so requires, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural.

Dated_______________________________

Signed ______________________________

                                  Exhibit E-14

STATE OF CALIFORNIA
COUNTY OF ______________________________________} SS.

On ________________ before me, __________________________________, personally appeared ___________________________________________________________ personally known to me (or proved to me on the basis of satisfactory evidence) to the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature____________________________

                                  Exhibit E-15

                                    EXHIBIT E
                                       TO
                             CONTRIBUTION AGREEMENT

         RECORDING REQUESTED BY
         AND WHEN RECORDED MAIL TO
         Mark Lammas
         c/o Maguire Partners
         555 West Fifth Street, Suite 5000
         Los Angeles, California 90013

================================================================================
                            SPECIAL POWER OF ATTORNEY
================================================================================

KNOW ALL PERSONS BY THESE PRESENTS: That I, Robert F. Maguire III, on behalf of Maguire Partners - WFC Holdings, LLC, a Delaware limited liability company (the "Entity"), undersigned, hereby make, constitute and appoint Maguire Properties, L.P., a Maryland limited partnership ("Attorney-in-Fact") the Entity's true and lawful Attorney for the Entity and in the Entity's name, place and stead and for the Entity's use and benefit solely with respect to the following and for no other purpose:

         to act in the Entity's name, place and stead to make, execute, acknowledge and deliver all such other contracts, orders, receipts, notices, requests, instructions, certificates, consents, letters and other writings (including without limitation the execution of any documents) relating to the acquisition by Attorney-in-Fact of the Entity's Partnership Interests (as defined in and in accordance with the terms and conditions of the Contribution Agreement by and between the Entity and Attorney-in-Fact (the "Contribution Agreement")) (including, but not limited to the OP Agreement (as defined in the Contribution Agreement), as it may be amended or revised, any registration rights agreements and any lock-up agreements), to the acquisition of interests in any entity that directly or indirectly owns a certain Property or Partnership Interests, or to acquire any Property in each case whether by Direct Contribution, Merger or Division (each as defined in the Contribution Agreement), and to provide information to the Securities and Exchange Commission and others about the transactions contemplated by the Contribution Agreement, as fully as could the undersigned if personally present and acting on behalf of the undersigned.

         GIVING AND GRANTING unto my said Attorney full power and authority to do and perform all and every act and thing whatsoever requisite, necessary or appropriate to be done with respect to the foregoing specified transactions as fully to all intents and purposes as I might or could do if personally present, hereby ratifying all that my said Attorney shall lawfully do or cause to be done by virtue of these presents.

         The Entity's said Attorney is empowered hereby to determine in its sole discretion the time when, purpose for and manner in which any power herein conferred upon him shall be exercised, and the conditions, provisions and covenants of any instrument or document which may be executed by it pursuant hereto. Notwithstanding any provision of this Power of Attorney to the contrary, the Power of Attorney only applies to the transactions contemplated by the Contribution Agreement and shall only be exercised in accordance with the Contribution Agreement, solely for the purpose of carrying out the Closing described in the Contribution Agreement. In no event will this Power of Attorney be useable or used in contravention of the Contribution Agreement or to amend or modify the Contribution Agreement; nor will it be used for any purpose outside those permitted by the Contribution Agreement. This Power of Attorney expires and becomes null and void when the Contribution Agreement expires or becomes null and void.

         Under penalties of perjury, I declare that I have examined this certification and, to the best of my knowledge and belief, it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of the Entity.

                                  Exhibit E-16

         When the context so requires, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural.

Dated_______________________________
                                          MAGUIRE PARTNERS - WFC HOLDINGS, LLC,
                                          a Delaware limited liability company

                                        By: _________________________________
                                            Robert F. Maguire III
                                            Title:

                                  Exhibit E-17

STATE OF CALIFORNIA
COUNTY OF ______________________________________} SS.

On __________________________ before me, _____________________________________, personally appeared __________________________________________________
personally known to me (or proved to me on the basis of satisfactory evidence) to the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature______________________________

                                  Exhibit E-18

                                    EXHIBIT E
                                       TO
                             CONTRIBUTION AGREEMENT

         RECORDING REQUESTED BY
         AND WHEN RECORDED MAIL TO
         Mark Lammas
         c/o Maguire Partners
         555 West Fifth Street, Suite 5000
         Los Angeles, California 90013

================================================================================
                            SPECIAL POWER OF ATTORNEY
================================================================================

KNOW ALL PERSONS BY THESE PRESENTS: That I, Robert F. Maguire III, on behalf of Maguire/Thomas Partners Investments, a California limited partnership (the "Entity"), undersigned, hereby make, constitute and appoint Maguire Properties, L.P., a Maryland limited partnership ("Attorney-in-Fact") the Entity's true and lawful Attorney for the Entity and in the Entity's name, place and stead and for the Entity's use and benefit solely with respect to the following and for no other purpose:

         to act in the Entity's name, place and stead to make, execute, acknowledge and deliver all such other contracts, orders, receipts, notices, requests, instructions, certificates, consents, letters and other writings (including without limitation the execution of any documents) relating to the acquisition by Attorney-in-Fact of the Entity's Partnership Interests (as defined in and in accordance with the terms and conditions of the Contribution Agreement by and between the Entity and Attorney-in-Fact (the "Contribution Agreement")) (including, but not limited to the OP Agreement (as defined in the Contribution Agreement), as it may be amended or revised, any registration rights agreements and any lock-up agreements), to the acquisition of interests in any entity that directly or indirectly owns a certain Property or Partnership Interests, or to acquire any Property in each case whether by Direct Contribution, Merger or Division (each as defined in the Contribution Agreement), and to provide information to the Securities and Exchange Commission and others about the transactions contemplated by the Contribution Agreement, as fully as could the undersigned if personally present and acting on behalf of the undersigned.

         GIVING AND GRANTING unto my said Attorney full power and authority to do and perform all and every act and thing whatsoever requisite, necessary or appropriate to be done with respect to the foregoing specified transactions as fully to all intents and purposes as I might or could do if personally present, hereby ratifying all that my said Attorney shall lawfully do or cause to be done by virtue of these presents.

         The Entity's said Attorney is empowered hereby to determine in its sole discretion the time when, purpose for and manner in which any power herein conferred upon him shall be exercised, and the conditions, provisions and covenants of any instrument or document which may be executed by it pursuant hereto. Notwithstanding any provision of this Power of Attorney to the contrary, the Power of Attorney only applies to the transactions contemplated by the Contribution Agreement and shall only be exercised in accordance with the Contribution Agreement, solely for the purpose of carrying out the Closing described in the Contribution Agreement. In no event will this Power of Attorney be useable or used in contravention of the Contribution Agreement or to amend or modify the Contribution Agreement; nor will it be used for any purpose outside those permitted by the Contribution Agreement. This Power of Attorney expires and becomes null and void when the Contribution Agreement expires or becomes null and void.

         Under penalties of perjury, I declare that I have examined this certification and, to the best of my knowledge and belief, it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of the Entity.

                                  Exhibit E-19

         When the context so requires, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural.

Dated__________________________
                                 MAGUIRE/THOMAS PARTNERS
                                 INVESTMENTS,
                                 a California limited partnership
                                 (which intends to convert to Maguire Partners - Investments, LLC, a California limited liability company prior to or contemporaneously with the Closing)

                                By: __________________________________
                                    Robert F. Maguire III
                                    Title:

                                  Exhibit E-20

STATE OF CALIFORNIA
COUNTY OF ______________________________________} SS.

On __________________________ before me, ______________________________________, personally appeared ________________________________________ personally known to me (or proved to me on the basis of satisfactory evidence) to the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature_______________________________

                                  Exhibit E-21

                                    EXHIBIT E
                                       TO
                             CONTRIBUTION AGREEMENT

         RECORDING REQUESTED BY
         AND WHEN RECORDED MAIL TO
         Mark Lammas
         c/o Maguire Partners
         555 West Fifth Street, Suite 5000
         Los Angeles, California 90013

================================================================================
                            SPECIAL POWER OF ATTORNEY
================================================================================

KNOW ALL PERSONS BY THESE PRESENTS: That I, Robert F. Maguire III, on behalf of Maguire Partners - Hope Place, Ltd., a California limited partnership (the "Entity"), undersigned, hereby make, constitute and appoint Maguire Properties, L.P., a Maryland limited partnership ("Attorney-in-Fact") the Entity's true and lawful Attorney for the Entity and in the Entity's name, place and stead and for the Entity's use and benefit solely with respect to the following and for no other purpose:

         to act in the Entity's name, place and stead to make, execute, acknowledge and deliver all such other contracts, orders, receipts, notices, requests, instructions, certificates, consents, letters and other writings (including without limitation the execution of any documents) relating to the acquisition by Attorney-in-Fact of the Entity's Partnership Interests (as defined in and in accordance with the terms and conditions of the Contribution Agreement by and between the Entity and Attorney-in-Fact (the "Contribution Agreement")) (including, but not limited to the OP Agreement (as defined in the Contribution Agreement), as it may be amended or revised, any registration rights agreements and any lock-up agreements), to the acquisition of interests in any entity that directly or indirectly owns a certain Property or Partnership Interests, or to acquire any Property in each case whether by Direct Contribution, Merger or Division (each as defined in the Contribution Agreement), and to provide information to the Securities and Exchange Commission and others about the transactions contemplated by the Contribution Agreement, as fully as could the undersigned if personally present and acting on behalf of the undersigned.

         GIVING AND GRANTING unto my said Attorney full power and authority to do and perform all and every act and thing whatsoever requisite, necessary or appropriate to be done with respect to the foregoing specified transactions as fully to all intents and purposes as I might or could do if personally present, hereby ratifying all that my said Attorney shall lawfully do or cause to be done by virtue of these presents.

         The Entity's said Attorney is empowered hereby to determine in its sole discretion the time when, purpose for and manner in which any power herein conferred upon him shall be exercised, and the conditions, provisions and covenants of any instrument or document which may be executed by it pursuant hereto. Notwithstanding any provision of this Power of Attorney to the contrary, the Power of Attorney only applies to the transactions contemplated by the Contribution Agreement and shall only be exercised in accordance with the Contribution Agreement, solely for the purpose of carrying out the Closing described in the Contribution Agreement. In no event will this Power of Attorney be useable or used in contravention of the Contribution Agreement or to amend or modify the Contribution Agreement; nor will it be used for any purpose outside those permitted by the Contribution Agreement. This Power of Attorney expires and becomes null and void when the Contribution Agreement expires or becomes null and void.

         Under penalties of perjury, I declare that I have examined this certification and, to the best of my knowledge and belief, it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of the Entity.

         When the context so requires, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural.

Dated_______________________________

Signed _____________________________

                                  Exhibit E-22

STATE OF CALIFORNIA
COUNTY OF ______________________________________} SS.

On _________________________ before me, ____________________________________, personally appeared __________________________________ personally known to me (or proved to me on the basis of satisfactory evidence) to the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature_______________________________

                                  Exhibit E-23

                                    EXHIBIT F
                                       TO
                             CONTRIBUTION AGREEMENT
                      SALE LIMITATIONS AND DEBT GUARANTEES

                       ARTICLE 1--ADDITIONAL DEFINED TERMS

        Agreement: Means the Contribution Agreement to which this Exhibit F is attached.

        Code: Means the Internal Revenue Code of 1986, as amended, and references to sections of the Code shall include any successor provisions thereto.

        Disposition: Means any sale, assignment, pledge, encumbrance, hypothecation, mortgage, exchange, or any swap agreement or other arrangement that transfers all or a portion of the economic consequences associated with the Partnership Units of the Contributors as a group, provided that the following shall not constitute Dispositions: (i) a pledge of all or a portion of the Partnership Units of the Contributors to secure bona fide indebtedness that does not exceed sixty percent (60%) of the value of the pledged Partnership Units of the Contributors at the time such indebtedness is incurred so long as no foreclosure has occurred; (ii) any pledge of Partnership Units to the Operating Partnership; and (iii) a Permitted Disposition.

        General Partner: Means the general partner of the Operating Partnership.

        Guarantee Agreement: Means an agreement between the Operating Partnership, a Contributor or another Guarantee Partner and possibly a lender (or with a lender as a third party beneficiary), pursuant to which such Contributor or such other Guarantee Partner guarantees debt of the Operating Partnership, which guarantee may be on a "bottom dollar basis" provided it is on a pari passu basis with the other Guarantee Partners and/or other partners of the Operating Partnership, and which agreement may be in the form of a guarantee or contribution agreement. The initial Guarantee Agreement shall be entered into prior to or contemporaneously with the closing of the Public Offering.

        Guarantee Amount: Shall mean an amount specified by each Contributor with respect to each Contributor which is set forth in the Guarantee Agreement for each such Contributor, provided the aggregate Guarantee Amount for all of the Contributors shall not exceed Four Hundred Forty Three Million Seven Hundred Fifty Thousand Dollars ($443,750,000).

        Guaranteed Debt: Means the debt guaranteed by a Contributor or other Guarantee Partner pursuant to a Guaranty Agreement.

        Guarantee Opportunity: Shall have the meaning set forth in Section 3(a).

        Guarantee Partner: Means a person who guarantees debt of the Operating Partnership in connection with (i) their contribution of property to the Operating Partnership in exchange for Partnership Units in the Formation Transactions; or (ii) their contribution of


                                  Exhibit F-1
property to the Operating Partnership pursuant to the Operating Partnership's exercise of rights under an Option Agreement.

        Option Agreement: Means an agreement entered into or acquired by the Operating Partnership in connection with the Formation Transactions pursuant to which the Operating Partnership has the right to require the contribution of certain properties (or indirect interests therein) to the Operating Partnership, to the extent such contribution may be made in exchange for Partnership Units.

        Partnership Units Sale Restriction: The Contributors shall have satisfied this requirement with respect to a period if at the end of such period, aggregate Dispositions by the Contributors of Partnership Units received in the Formation Transactions or pursuant to an Option Agreement have not caused the Partnership Units then owned by the Contributors to be less than fifty percent (50%) of the aggregate Partnership Units issued to the Contributors in connection with the Formation Transactions and pursuant to an Option Agreement. In the event that Contributors cease to satisfy this requirement, Contributors shall notify the parties listed, at the addresses provided, in Article 5 of this Exhibit F.

        Permitted Disposition: Means a Disposition to (i) a member of the immediate family or an affiliate of the applicable Contributor, (ii) a charitable organization a contribution to which would be deductible pursuant to
Section 170 of the Code, (iii) any partnership, limited liability company or trust, the partners, members or beneficiaries, as applicable, of which are exclusively one or more of the Contributors or members of the immediate family or affiliates of such Contributors and/or a charitable organization a contribution to which would be deductible pursuant to Section 170 of the Code, or (iv) a beneficiary, partner, member or shareholder by the trust, partnership, limited liability company or corporation in which such person owns an interest, provided that any such Disposition shall not involve a Disposition for value (other than the issuance or redemption of an interest in the transferor or a reduction in the transferor's share of liabilities of the Operating Partnership); provided further that for purposes of the Partnership Units Sale Restriction, a Contributor shall be treated as continuing to own any Partnership Units which were subject to a Permitted Disposition unless and until there has been a Disposition by a permitted transferee, which shall be treated as a Disposition by such Contributor.

        Protected Period: Means with respect to each Contributor for each Property and the Guarantee Opportunity, the period commencing on the closing date of the Formation Transactions and ending on the "Initial Period" anniversary of the closing date of the Formation Transactions, provided, however, that the Protected Period shall be increased by successive one-year extension periods, if the Contributors satisfy the Partnership Units Sale Restriction at the expiration of the prior period, with the Contributors' final extension period ending on the "Final Period" anniversary of the closing date of the Formation Transactions.

        The Initial Period and Final Period for each Property and the Guarantee Opportunity are as follows:


      Property                 Initial Period      Final Period
      --------                 --------------      ------------
      Gas Company Tower            9th                 12th




                                  Exhibit F-2


      Library Tower                9th                 12th
      Solana                       9th                 12th
      KPMG Tower                   9th                 12th
      Plaza Las Fuentes            7th                 10th
        (excluding the hotel)
      Wells Fargo Tower            7th                 10th
      Glendale Center              None                None
      Plaza Las Fuentes Hotel      None                None
      808 South Olive              None                None
      Guarantee Opportunity        9th                 12th

        Qualifying Debt: Means indebtedness of the Operating Partnership that is described in (i), (ii) or (iii) below:

            (i) In the case of indebtedness secured by any property or other asset of the Operating Partnership and not recourse to all of the assets of the Operating Partnership, the aggregate amount of all indebtedness secured by such property must not exceed seventy-five percent (75%) of the fair market value (as determined by the Board in its reasonable judgment) of such property at the time that the Guarantee Opportunity is first effective. Nonrecourse debt of a subsidiary of the Operating Partnership shall be treated as debt of the Operating Partnership provided the Operating Partnership guarantees such debt and will permit the Contributor to indemnify the Operating Partnership from certain losses associated with such guarantee on terms which are similar to those set forth in such Contributor's Guarantee Agreement and reasonably acceptable to the Operating Partnership and the Contributor;

            (ii) In the case of indebtedness that is recourse to all of the assets of the Operating Partnership, the indebtedness is at all times the most senior indebtedness recourse to all the assets of the Operating Partnership (but there shall not be a prohibition against other indebtedness that is pari passu with such indebtedness) and the amount of the indebtedness outstanding is at all times at least equal to one hundred fifty percent (150%) of the aggregate amount of the guarantees provided with respect to such indebtedness; or

            (iii) Any other indebtedness approved by Robert F. Maguire III (or his successor or designee) in his sole and absolute discretion.

        In addition, debt which satisfies requirement (i) or (ii) above (but not requirement (iii) above) will not be Qualifying Debt if and when either of the following occurs:

            (i) There are other guarantees with respect to the same indebtedness that are prior to (i.e., with less economic risk) the Guarantee Opportunity provided to the Contributors pursuant hereto; or

            (ii) There are other guarantees with respect to the same indebtedness that are pari passu with the Guarantee Opportunity provided to the Contributor


                                  Exhibit F-3
        pursuant hereto, and the amount of all such guarantees (including the Contributor's guarantee) exceed seventy five percent (75%) of the fair market value of the real estate which is security for such indebtedness measured at the time any such guarantee is first effective (as determined by the Board in its reasonable judgment).

        Notwithstanding the foregoing, there shall be no prohibition on guarantees of other portions of Qualifying Debt, and the above limitations shall not apply with respect to any guarantee of such debt by the Company, provided each Contributor is offered the opportunity to enter into an agreement with the Company providing that such Contributor will indemnify the Company from certain losses associated with such debt on terms which are similar to those set forth in the Contributors' Guarantee Agreement with respect to the debt of the Operating Partnership.

                ARTICLE 2--SALE RESTRICTION ON PROTECTED PROPERTY

        (a) The Operating Partnership agrees for the benefit of each Contributor, for the term of the Protected Period, not to directly or indirectly sell, exchange, or otherwise dispose of any Property or any interest therein (including without limitation, by way of merger, sale of assets or otherwise) without the consent of Robert F. Maguire III (or his successor or designee), which may be given or withheld in his sole and absolute discretion.

        (b) Section 2(a) shall not apply to the disposition of a Property if (i) such disposition qualifies as a like-kind exchange under Section 1031 of the Code, or an involuntary conversion under Section 1033 of the Code, or other transaction (including, but not limited to, a contribution of property to any entity that qualifies for the nonrecognition of gain under Section 721 or
Section 351 of the Code, or a merger or consolidation of the Operating Partnership with or into another entity that qualifies for taxation as a "partnership" for federal income tax purposes (a "Successor Partnership")), in each case that does not result in the recognition of any taxable income or gain to the Contributor with respect to the Contributor's Partnership Units; provided, however, that: (1) in the event of a disposition of a Property under
Section 1031 or Section 1033 of the Code or pursuant to another tax deferred transaction, any property that is acquired in exchange for or as a replacement for such Property shall thereafter be considered that Property for purposes of this Exhibit F; (2) if a Property is transferred to another entity in a transaction in which gain or loss is not recognized, the interest of the Operating Partnership in such entity shall thereafter be considered that Property for purposes of this Exhibit F, and if the acquiring entity's disposition of such Property would cause the Contributor to recognize gain or loss as a result thereof, the transferred Property still shall be considered that Property for purposes of this Exhibit F; and (3) in the event of a merger or consolidation involving the Operating Partnership and a Successor Partnership, the Successor Partnership shall have agreed in writing for the benefit of the Contributor that all of the restrictions of this Exhibit F shall apply with respect to each Property, or (ii) with respect to each Contributor, the adjusted taxable basis of the Property has increased in the hands of the Operating Partnership to fair market value as a result of a taxable disposition of the Partnership Units received in the Formation Transactions or otherwise, such that a taxable disposition of such Property by the Operating Partnership would not result in the allocation of taxable gain to the Contributor pursuant to Section 704(c) of the Code.


                                  Exhibit F-4

        (c) Notwithstanding any provision of this Exhibit F, the rights and remedies of the Contributor for a breach or violation of the covenants set forth in Section 2(a) shall include a claim for damages (including, without limitation, incidental, consequential, indirect and special damages, lost profits, lost revenues and loss of business, whether foreseeable or not) against the Operating Partnership or any Successor Partnership. All such damages shall be indemnifiable under Section 3.3 of the Agreement and shall be treated as "Losses" for purposes thereof. Any claim, dispute or controversy arising out of, or in connection with, or in relation to the interpretation, performance or breach of this Exhibit F shall be subject to the provisions of Section 7.1 of the Agreement.

                      ARTICLE 3--AVAILABILITY OF GUARANTEES

        (a) During the Protected Period, the Operating Partnership shall use commercially reasonable efforts to make available to each Contributor the opportunity (a "Guarantee Opportunity") to make a guarantee of Qualifying Debt of the Operating Partnership pursuant to a Guaranty Agreement in an amount at least equal to the Guarantee Amount. Each Contributor may provide its Guarantee Agreement provided such agreement shall not expand Contributor's rights hereunder and shall be subject to the reasonable comments and approval of the Operating Partnership. During the Protected Period, if Guaranteed Debt is to be repaid and, immediately after such repayment, the outstanding amount of such Guaranteed Debt would be less than the Guarantee Amount with respect to such Guaranteed Debt, the Operating Partnership shall use commercially reasonable efforts to provide to each Contributor a new Guarantee Opportunity with respect to Qualifying Debt in an amount equal to the Guaranteed Debt being repaid. In the event that the Operating Partnership is required to use commercially reasonable efforts to offer a Guarantee Opportunity pursuant to this Section 3(a), the Operating Partnership will provide the Contributor notice of the type, amount and other relevant attributes of the Qualifying Debt with respect to which the Guarantee Opportunity is offered at least ten (10) business days, to the extent reasonably practicable, but in no event less than five (5) business days prior to the earlier of the closing of the incurrence of such debt and the scheduled repayment of the existing Guaranteed Debt. In the event that the Operating Partnership or a related party repurchases outstanding Guaranteed Debt, whether or not such debt is retired, the repurchase thereof shall be treated as a repayment of the Guaranteed Debt for purposes of this Article 3.

        (b) Each Contributor acknowledges that Guarantee Partners other than such Contributor have the right to guarantee debt of the Operating Partnership on terms which are similar to the terms set forth in this Exhibit F. The Operating Partnership shall use commercially reasonable efforts to offer each Guarantee Opportunity to the Guarantee Partners (including the Contributors) on a pro rata basis, based on the proportion of each Guarantee Partner's Guarantee Amount to the aggregate Guarantee Amounts of all Guarantee Partners, unless the Guarantee Partners agree to accept Guarantee Opportunities on other than a pro rata basis.

        (c) The Operating Partnership agrees to file its tax returns taking the position that the Guaranteed Debt is allocable to the Contributor guaranteeing such debt for purposes of Section 752 of the Code, absent a determination to the contrary by the Internal Revenue Service. However, the Operating Partnership makes no representation or warranty to Contributor that any guarantee entered into pursuant to Section 3(a) shall be respected for federal income tax purposes


                                  Exhibit F-5
so as to enable Contributor to be considered to bear the "economic risk of loss" with respect to the indebtedness thereby guaranteed by Contributor for purposes of either Section 752 or Section 465 of the Code.

        (d) Notwithstanding any provision of this Exhibit F, the rights and remedies of each Contributor for a breach or violation of the covenants set forth in Section 3(a) shall include a claim for damages (including, without limitation, incidental, consequential, indirect and special damages, lost profits, lost revenues, and loss of business, whether foreseeable or not) against the Operating Partnership or any Successor Partnership. All such damages shall be indemnifiable under Section 3.3 of the Agreement and shall be treated as "Losses" for purposes thereof. Any claim dispute or controversy arising out of, or in connection with, or in relation to the interpretation, performance or breach of this Exhibit F shall be subject to the provisions of Section 7.1 of the Agreement.

        (e) The Operating Partnership shall not be obligated to undertake efforts to maintain any level of indebtedness in excess of the amounts specifically required to meet the obligations set forth above in this Article 3.

                       ARTICLE 4-- CALCULATION OF DAMAGES

        The Operating Partnership acknowledges that any breach or violation by it of its obligations under this Exhibit F would cause substantial harm to the applicable Contributor or Contributors, and the Operating Partnership agrees that any calculation of damages payable to the applicable Contributor or Contributors based solely on the time value of money would not adequately compensate the Contributor or Contributors for the harm caused by any breach by the Operating Partnership of its obligations pursuant to Articles 2 or Article 3 hereof. In addition, for purposes of determining any damages payable by the Operating Partnership or a Successor Partnership to a Contributor pursuant to Articles 2 or 3 hereof, the tax effect on the Contributor or Contributors of any breach or violation of this Exhibit F by the Operating Partnership shall be considered.

                               ARTICLE 5 -- NOTICE

        In the event that the Contributors cease to satisfy the requirements of the Partnership Units Sale Restriction, the Contributors shall notify the parties listed below. Any notice to be given hereunder shall be given in writing by personal delivery or by registered or certified mail, postage prepaid, return receipt requested, and shall be deemed communicated as of the date of personal delivery (including delivery by overnight courier). Mailed notices shall be addressed as set forth below, but any party may change the address set forth below by written notice to Contributors.

Philadelphia Plaza -- Phase II
c/o Thomas Development Partners
355 South Grand Avenue, Suite 2820
Los Angeles, California 90071
Phone: (213) 613-1900
Facsimile:  (213) 613-1903



                                  Exhibit F-6

Attention:  James A. Thomas
Maguire Partners -- Master Investments, LLC
c/o Gilchrist & Rutter
Wilshire Palisades Building
1299 Ocean Avenue, Suite 900
Santa Monica, CA  90401
Phone:  (310) 393-4000
Facsimile:  (310) 394-4700
Attn:  Paul S. Rutter, Esq.



                                  Exhibit F-7

                                    EXHIBIT G
                                       TO
                             CONTRIBUTION AGREEMENT

                            Form of Pledge Agreement

        THIS PLEDGE AGREEMENT (this "Agreement"), dated ___________, 2002, is entered into by and between Maguire Properties, L.P., a Maryland limited partnership (the "Operating Partnership" or the "Pledgee"), and Robert F. Maguire III, an individual and each of the entities listed on Exhibit A attached hereto (each, a "Pledgor" and collectively, the "Pledgors").

        WHEREAS, the Pledgors are contributing their interests in the Properties to the Operating Partnership in exchange for Partnership Units pursuant to that certain Contribution Agreement dated the date hereof by and between the Pledgors and the Operating Partnership (the "Contribution Agreement"); capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Contribution Agreement;

        WHEREAS, Maguire Properties, Inc., a Maryland corporation (the "Company") is the sole general partner of the Operating Partnership;

        WHEREAS, the Pledgors have made the representations and warranties set forth in Article 2 of Exhibit D to the Contribution Agreement in favor of the Operating Partnership;

        WHEREAS, the Pledgors have agreed to indemnify the Operating Partnership, the Company and their affiliates and each of their respective directors, officers, employees, agents and representatives (each, an "Indemnified Party") for certain losses as set forth in Article 3 of Exhibit D to the Contribution Agreement (the "Secured Obligations"); and

        WHEREAS, in order to secure the full and timely performance of the Secured Obligations, pursuant to the Contribution Agreement each of the Pledgors agreed to pledge and grant to the Pledgee, for the Pledgee's own benefit and the benefit of each Indemnified Party, a lien and security interest in, to and under a number of Partnership Units having a value of twenty million dollars ($20,000,000), based on the price per share of common stock in the Public Offering, as more fully described on Exhibit B attached hereto (the "Pledged Units").

        NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     (b) Grant of Security Interest. As collateral security for the payment, performance and observance of the Secured Obligations, now existing or hereafter arising, absolute or contingent, whether or not due and payable, each of the Pledgors pledges to the Pledgee, for its own benefit and for the benefit of each Indemnified Party, and grants to the Pledgee, for its own benefit and the benefit of each Indemnified Party, a security interest in the following property (collectively, the "Collateral"):

                (i) the Pledged Units, as more particularly described in Exhibit B attached hereto;

                (ii) any additional partnership interests in the Operating Partnership ("Partnership Interests") and/or obligations of the Operating Partnership which may at any time hereafter be acquired by any Pledgor in connection with the Pledged Units and the certificates or other instruments or documents evidencing the same;

                (iii) all rights of Pledgor in and to all distributions in kind declared in respect of any or all of the foregoing; and

                (iv) all proceeds and profits of any or all of the foregoing.

        (c) Delivery of Certificates and Instruments. The Pledgors shall deliver to the Pledgee: (a) the original certificates or other instruments or documents evidencing the Pledged Units concurrently with the execution and delivery of this Agreement, and (b) the original certificates or other instruments or documents evidencing all other Collateral (except for Collateral which this Agreement specifically permits the Pledgors to retain) within ten days after a Pledgor's receipt thereof. All Collateral which is certificated securities shall be in bearer form or, if in registered form, shall be issued in the name of the Pledgee or endorsed to the Pledgee or in blank.

        (d) Pledgors Remain Liable. Notwithstanding anything herein to the contrary, (a) the applicable Pledgors shall remain liable under the agreements (including, without limitation, the partnership agreement of Operating Partnership (the "Operating Partnership Agreement")) included in the Collateral to the extent set forth therein to perform all of their duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Pledgee of any of its rights hereunder shall not release any Pledgor from any of its duties or obligations under the agreements (including, without limitation, the Operating Partnership Agreement) included in the Collateral, except to the extent that such duties and obligations may have been terminated by reason of a sale, transfer or other disposition of the Collateral pursuant hereto, and (c) the Pledgee shall have no obligation or liability under the agreements (including, without limitation, the Operating Partnership Agreement) included in the Collateral by reason of this Agreement, nor shall the Pledgee be obligated to perform any of the obligations or duties of any Pledgor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

        (e) Representations, Warranties and Covenants. Each Pledgor represents, warrants and covenants as follows:

            (i) Set forth on Exhibit B attached hereto is a complete and accurate list and description of all Pledged Units delivered by such Pledgor and such Pledgor is the sole holder of record and sole beneficial owner of the Pledged Units set forth opposite its name free and clear of all claims, mortgages, pledges, liens, encumbrances and security interests of every nature whatsoever, except in favor of the Pledgee. All other Collateral hereafter delivered by such Pledgor to the Pledgee will be held of record and beneficially owned by such Pledgor free and clear of all claims, mortgages, pledges, liens, encumbrances and security interests of every nature whatsoever, except in favor of the Pledgee.

            (ii) With respect to each Pledgor which is an entity, the address of its chief executive office and principal place of business, and the location of its books and records relating to the Collateral, is set forth in Section 21 hereof. With respect to each Pledgor which is an individual, the addresses of its principal business is set forth in Section 21 hereof. No Pledgor will change said address or location, or merge or consolidate with any person or change its name, without at least 15 days' prior written notice to the Pledgee, and with respect to any such change in address or name or merger or consolidation, each Pledgor shall execute and deliver to the Pledgee such documents and take such actions as the Pledgee reasonably deems necessary to perfect and protect the Pledgee's security interests in and to the Collateral.

            (iii) Such Pledgor will not create, incur, assume or permit to exist any security interest in the Collateral other than the security interest created pursuant to this Agreement or sell, transfer, assign, pledge or grant a security interest in the Collateral to any person other than the Pledgee.

            (iv) The Collateral consisting of Partnership Interests are fully paid and are not subject to any options to purchase or similar rights of any kind of any person.

            (v) Such Pledgor, if an entity, is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the corporate power and authority to own its properties and to transact the business in which it is engaged.

            (vi) Such Pledgor has the requisite power and authority and, if an individual, full legal right and capacity, to execute and deliver, and to perform its obligations under, this Agreement, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement. Such Pledgor, if an individual living in a community property state, has obtained all consents, approvals or authorizations required under applicable laws relating to the transfer of community property to execute, deliver and perform its obligations under this Agreement.

            (vii) This Agreement constitutes the legal, valid and binding obligation of such Pledgor, enforceable in accordance with its terms.

            (viii) The execution, delivery and performance of this Agreement will not violate (as applicable) any law or regulation, or any order or decree of any court or governmental instrumentality, or any provision of the charter or by-laws of, or any securities issued by, such Pledgor, and will not conflict with, or result in the breach of, or constitute a default under, any indenture, mortgage, deed of trust, agreement or other instrument to which such Pledgor is a party or by which it is bound, and will not result in the creation or imposition of any lien, charge or encumbrance upon any of the property of such Pledgor pursuant to the provisions of any of the foregoing.

            (ix) No consent of any other person (including, without limitation, as applicable, stockholders and creditors of such Pledgor) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental instrumentality is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except for the filing of any financing statements required hereunder.

            (x) The pledge of the Collateral pursuant to this Agreement creates a valid and perfected first priority security interest in such Collateral, subject to any filings or actions required pursuant to the California Uniform Commercial Code or otherwise.

            (xi) It will defend the Pledgee's security interest in the Collateral against the claims and demands of all persons whomsoever.

            (xii) It will take any and all actions necessary to maintain such Pledgor's status as a limited partner of the Operating Partnership and the limited liability represented by the Pledged Units.

            (xiii) Such Pledgor will not enter into or assume any other agreement containing a negative pledge with respect to the Collateral.

        (f) Registration. At any time and from time to time the Pledgee may cause all or any of the Collateral to be transferred to or registered in its name or the name of its nominee or nominees.

        (g) Claims; Value of Collateral.

            (i) Subject to Section 3.6 of Exhibit D to the Contribution Agreement, on or prior to the date which is one year after the Closing (the "Survival Period"), an Indemnified Party may give notice (a "Claim Notice") to one or more of the Pledgors of any liability or claim incurred by or asserted against the Indemnified Party which is subject to indemnification under Article 3 of Exhibit D to the Contribution Agreement. As soon as reasonably practicable after receipt by the Indemnified Party of notice of any liability or claim incurred by or asserted against the Indemnified Party that is subject to indemnification, the Indemnified Party shall give a Claim Notice thereof to the Pledgors, including liabilities or claims to be applied against the indemnification baskets established pursuant to Section 3.6 of Exhibit D to the Contribution Agreement. The Indemnified Party may at its option demand indemnity as soon as a claim has been threatened by a third party, regardless of whether an actual Loss has been suffered, so long as the Indemnified Party shall in good faith determine that such claim is not frivolous and that the Indemnified Party may be liable for, or otherwise incur, a Loss as a result thereof and shall give notice of such determination to Pledgors. The Indemnified Party shall permit the Pledgors, at the Pledgors' option and expense, to assume the defense of any such claim by counsel selected by the Pledgors and reasonably satisfactory to the Indemnified Party, and to settle or otherwise dispose of the same; PROVIDED, HOWEVER, that the Indemnified Party may at all times participate in such defense at its expense; and PROVIDED FURTHER, HOWEVER, that Pledgors shall not, in defense of any such claim, except with the prior written consent of the Indemnified Party in its sole and absolute discretion, consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff in question to the Indemnified Party and its affiliates a release of all liabilities in respect of such claims, or that does not result only in the payment of money damages which is paid in full by the Pledgors. If the Pledgors shall fail to undertake such defense within 30 days after such notice, or within such shorter time as may be reasonable under the circumstances or as required by applicable law, then the Indemnified Party shall have the right to undertake the defense, compromise or settlement of such liability or claim on behalf of and for the account of Pledgors at the Pledgors' sole cost and expense; PROVIDED, HOWEVER, that the Pledgors will not be obligated to indemnify the Indemnified Parties for any compromise or settlement entered into without the Pledgors' prior written consent, which consent shall not be unreasonably withheld.

            (ii) The value of Collateral (the "Value") shall be determined as follows: (i) with respect to Collateral consisting of the Pledged Units or other Partnership Interests, an amount equal to the initial public offering price of shares of the Company's common stock multiplied by the number of shares for which such Collateral is potentially exchangeable; and (ii) for all other Collateral, the fair market value of such Collateral as determined by the Independent Directors of the Company.

        (h) Voting Rights and Certain Payments Prior to Occurrence of Secured Obligations and Other Events.

            (i) Until Collateral may be applied to satisfy a Secured Obligation hereunder, each Pledgor shall be entitled to exercise, as it shall think fit, but in a manner in the judgment of the Pledgee not inconsistent with the terms hereof, the voting power with respect to any such Collateral, and for that purpose the Pledgee shall (if such Collateral shall be registered in the name of the Pledgee or its nominee) execute or cause to be executed from time to time, at the expense of such Pledgor, such proxies or other instruments in favor of such Pledgor or its nominee, in such form and for such purposes as shall be reasonably required by such Pledgor and, if such Pledgor is an entity, shall be specified in a written request therefor of its President or a Vice-President, to enable it to exercise such voting power with respect to such Collateral.

            (ii) Until the Independent Directors of the Company reasonably determine that the outstanding Claims asserted by the Indemnified Parties in one or more Claim Notices may equal or exceed the value of the Collateral then available to satisfy such Claims, each Pledgor shall be entitled to receive and retain for its own account any and all regular cash distributions (but not distributions in the form of Partnership Interests or other securities, distributions in kind or liquidating distributions) and interest at any time and from time to time paid upon any of such Collateral.

            (iii) Notwithstanding anything contained in this Agreement to the contrary, except with the prior consent of the Pledgee, until such time as this Agreement is terminated, no Pledgor shall have the right to exercise any of its redemption rights under Section 8.6 of the Operating Partnership Agreement.

        (i) Extraordinary Payments and Distributions. In case, upon the dissolution or liquidation (in whole or in part) of the Operating Partnership, any sum shall be paid as a liquidating distribution or otherwise upon or with respect to any of the Collateral, such sum shall be paid over to the Pledgee promptly, and in any event within ten days after receipt thereof, to be held by the Pledgee as additional Collateral hereunder. In case any distribution of Partnership Interests shall be made with respect to the Collateral, or Partnership Interests or fractions thereof shall be issued pursuant to any split involving any of the Collateral, or any distribution of capital shall be made on any of the Collateral, or any partnership interests, shares, obligations or other property shall be distributed upon or with respect to the Collateral pursuant to a recapitalization or reclassification of the capital of the Operating Partnership, or pursuant to the dissolution, liquidation (in whole or in part), bankruptcy or reorganization of the Operating Partnership, or pursuant to the merger or consolidation of the Operating Partnership with or into another entity, the partnership interests, shares, obligations or other property so distributed shall be delivered to the Pledgee promptly, and in any event within ten days after receipt thereof, to be held by the Pledgee as additional Collateral hereunder, and all of the same (other than cash) shall constitute Collateral for all purposes hereof.

        (j) Pledgors Obligations Not Affected. The obligations of each Pledgor hereunder shall remain in full force and effect and shall not be impaired by:

            (i) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of any other Pledgor;

            (ii) any amendments to or modifications of any instrument (other than this Agreement) securing any of the Secured Obligations;

            (iii) the taking or additional security for, or any guaranty of, any of the Secured Obligations or the release or discharge or termination of any security or guaranty for any of the Secured Obligations; or

            (iv) the lack of enforceability of any of the Secured Obligations against such Pledgor or any other person, whether or not such Pledgor shall have notice or knowledge of any of the foregoing.

        (k) Voting Rights and Certain Payments After Occurrence of Secured Obligation and Certain Other Events.

            (i) At such time that Collateral may be applied to satisfy a Secured Obligation hereunder, all rights of any Pledgor to exercise or refrain from exercising all voting power with respect to such Collateral and to otherwise exercise all ownership rights arising from such Collateral shall cease, and thereupon the Pledgee shall be entitled to exercise all voting power with respect to such Collateral and otherwise exercise such ownership rights as though the Pledgee were the outright owner of such Collateral. In the event that the Independent Directors of the Company reasonably determine that the outstanding claims asserted by the Indemnified Parties in one or more Claim Notices may equal or exceed the value of the Collateral then available to satisfy such claims, the Pledgor(s) shall no longer be the owner of such Collateral for tax purposes and all rights of any Pledgor to receive and retain the distributions and interest which it would otherwise be authorized to receive and retain pursuant to Section 7 hereof shall cease, and thereupon the Pledgee shall be entitled to receive and retain, as additional Collateral hereunder, any and all distributions and interest at any time and from time to time paid upon any of such Collateral, provided that, concurrent with making such determination, the Pledgee gives notice thereof to the affected Pledgor(s). Upon receipt of any such notice, a Pledgor may submit the matter to arbitration in accordance with the provisions of the Contribution Agreement, and the decision of the arbitrators as to the retention of any such distributions and interest shall be final and binding between the parties and shall be enforceable in any court of competent jurisdiction.

            (ii) All payments, distributions or other property or assets which are received by any Pledgor contrary to the provisions of paragraph (a) of this
Section 10 shall be
received and held in trust for the benefit of the Pledgee, shall be segregated from other funds of such Pledgor and shall be forthwith paid over to the Pledgee.

        (l) Application of Cash Collateral. Any cash received and retained by the Pledgee as additional Collateral pursuant to Section 8 hereof may at any time and from time to time be applied (in whole or in part) by the Pledgee, at its option, to the payment of the Secured Obligations to which such Collateral is subject (in such order as the Pledgee shall in its sole discretion determine).

        (m) Application of Proceeds. Except as otherwise expressly provided herein, any cash received and retained pursuant to Section 8 hereof shall be applied by the Pledgee: first to the payment of the costs and other expenses arising out of such transaction, including reasonable out-of-pocket costs and expenses of the Pledgee and the fees and expenses of its agents and counsel; second to the payment in full of the Secured Obligations; and finally, to the payment to the Pledgor, or his heirs, executives, administrators, successors or assigns or as a court of competent jurisdiction may direct, of any surplus then remaining.

        (n) Remedies With Respect to the Collateral.

            (i) At such time that a claim becomes a Secured Obligation, the Pledgee, without obligation to resort to other security, shall have the right at any time and from time to time receive all or any part of Collateral with a Value equal to the amount of the Secured Obligation, in one or more parcels at the same or different times, and all right, title and interest, claim and demand therein and right of redemption thereof. Recourse against the Pledgors is limited to the rights of the Pledgors in any such Collateral that is applied to satisfy a Secured Obligation.

            (ii) No demand, advertisement or notice, all of which are hereby expressly waived, shall be required in connection with any transfer of Collateral to the Pledgee pursuant to this Agreement.

            (iii) The remedies provided herein in favor of the Pledgee shall not be deemed exclusive, but shall be cumulative, and shall be in addition to all other remedies in favor of the Pledgee existing at law or in equity.

        (o) Care of Collateral. The Pledgee shall have no duty as to the collection or protection of the Collateral or any income thereon or as to the preservation of any rights pertaining thereto, beyond the safe custody of any thereof actually in its possession. With respect to any maturities, calls, conversions, exchanges, redemptions, offers, tenders or similar matters relating to any of the Collateral (herein called "events"), the Pledgee's duty shall be fully satisfied if (i) the Pledgee exercises reasonable care to ascertain the occurrence and to give reasonable notice to the Pledgors of any events applicable to any Collateral which are registered and held in the name of the Pledgee or its nominee, (ii) the Pledgee gives the Pledgors reasonable notice of the occurrence of any events, of which the Pledgee has received actual knowledge, as to any securities which are in bearer form or are not registered and held in the name of the Pledgee or its nominee (the Pledgors agreeing to give the Pledgee reasonable notice of the occurrence of any events applicable to any securities in the possession of the Pledgee of which the Pledgors have received knowledge), and (iii) (a) the Pledgee endeavors to take such action with respect to any of the events as the Pledgors may reasonably and specifically request in writing in sufficient time for such action to be evaluated and taken or (b) if the Pledgee determines that the action requested might adversely affect the value of the Collateral, the collection of the Secured Obligations, or otherwise prejudice the interests of the Pledgee, the Pledgee gives reasonable notice to the Pledgors that any such requested action will not be taken and if the Pledgee makes such determination or if any Pledgor fails to make such timely request, the Pledgee takes such other action as it deems advisable in the circumstances. Except as hereinabove specifically set forth, the Pledgee shall have no further obligation to ascertain the occurrence of, or to notify the Pledgors with respect to, any events and shall not be deemed to assume any such further obligation as a result of the establishment by the Pledgee of any internal procedures with respect to any securities in its possession. Except for any claims, causes of action or demands arising out of the Pledgee's failure to perform its agreements set forth in this Section, the Pledgors release the Pledgee from any claims, causes of action and demands at any time arising out of or with respect to this Agreement, the Collateral and/or any actions taken or omitted to be taken by the Pledgee with respect thereto, and the Pledgors hereby agree to hold the Pledgee harmless from and with respect to any and all such claims, causes of action and demands.

        (p) Power of Attorney. Each Pledgor hereby appoints the Pledgee as such Pledgor's attorney-in-fact for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument which the Pledgee may deem necessary or advisable to accomplish the purposes hereof. Without limiting the generality of the foregoing, the Pledgee shall have the right and power (a) upon application of any Collateral to satisfy a Secured Obligation, to receive, endorse and collect all checks and other orders for the payment of money made payable to a Pledgor representing any interest or other distribution payable in respect of such Collateral or any part thereof and to give full discharge for the same, and (b) to execute endorsements, assignments or other instruments of conveyance or transfer with respect to all or any of the Collateral.

        (q) Further Assurances. The Pledgors shall, at their sole cost and expense, upon request of the Pledgee, duly execute and deliver, or cause to be duly executed and delivered, to the Pledgee such further instruments and documents and take and cause to be taken such further actions as may be necessary or proper in the reasonable opinion of the Pledgee to carry out more effectually the provisions and purposes of this Agreement.

        (r) No Waiver. No failure on the part of the Pledgee to exercise, and no delay on the part of the Pledgee or of any Covered Party in exercising, any of its options, powers, rights or remedies hereunder, or partial or single exercise thereof, shall constitute a waiver thereof or preclude any other or further exercise thereof or the exercise of any other option, power, right or remedy.

        (s) Security Interest Absolute. All rights of the Pledgee hereunder, grant of a security interest in the Collateral and all obligations of the Pledgors hereunder, shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Representations Agreement, any of the Secured Obligations or any Grantor Agreement or any other agreement or instrument relating thereto or relating to the Transactions, (b) any change in any term of all or any of the Secured Obligations or any other amendment or waiver of, or any consent to any departure from, the Representations Agreement, any Grantor Agreement or any other agreement or instrument or (c) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Pledgor in respect of the Secured Obligations or in respect of this Agreement.

        (t) Expenses. Pledgor agrees to pay the Pledgee all reasonable out-of-pocket expenses of the Pledgee (including reasonable expenses for legal services of every kind) of, or incident to the enforcement of, any provisions of this Agreement.

        (u) Return of Collateral. Upon the termination of the Survival Period, the Pledgors shall be entitled to the return of all of the Collateral and all other cash held as additional Collateral hereunder which have not been used or applied toward the payment of the Secured Obligations, unless claims asserted in one or more Claim Notices pursuant to Section 6(a) hereof remain outstanding, in which case Collateral with a Value equal to the aggregate dollar amount of such claims shall be retained by the Pledgee pursuant to the terms hereof pending resolution of such claims pursuant to Section 6 hereof (such retained Collateral to consist of Collateral delivered by any Pledgor which may be liable for such claims or, if more than one Pledgor may be liable as to any claim, then in proportion to such Pledgors' potential liability so long as the Pledgee holds sufficient Collateral of each such Pledgor, and otherwise in any proportion). The assignment by the Pledgee to the Pledgors of such Collateral shall be without representation or warranty of any nature whatsoever and wholly without recourse. Notwithstanding the foregoing, the Pledgors' release of the Pledgee and agreement to hold the Pledgee harmless set forth in the last sentence of
Section 14 hereof shall survive any return of Collateral or termination of this Agreement.

        (v) Notices. All notices and other communications in connection with this Agreement shall be made in writing by hand delivery, registered first-class mail, telex, telecopier, or air courier guaranteeing overnight delivery:

   To the Operating Partnership:

         Maguire Properties, L.P.
         c/o Maguire Partners
         555 West Fifth Street, Suite 5000
         Los Angeles, California 90013
         Phone:  (213) 626-3300
         Facsimile:  (213) 533-5100
         Attn:  Mark Lammas

   To any Pledgor:

         Robert F. Maguire III
         c/o Maguire Partners
         555 West Fifth Street, Suite 5000
         Los Angeles, California 90013
         Phone:  (213) 626-3300
         Facsimile:  (213) 533-5100

        (w) Amendments and Waivers. No amendment or waiver of any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed by the Pledgee and each Pledgor.

        (x) Governing Law. This Agreement and the rights and obligations of the Pledgee and the Pledgors hereunder shall be construed in accordance with and governed by the law of the State of California (without giving effect to the conflict of law principles thereof).

        (y) Submission to Jurisdiction.

            (i) Any legal action or proceeding with respect to this Agreement may be brought in the courts of the State of California or of the United States of America located in California, and, by execution and delivery of this Agreement, each Pledgor hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each Pledgor hereby irrevocably waives, in connection with any such action or proceeding, (i) trial by jury, (ii) any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions and (iii) the right to interpose any setoff, counterclaim or cross-claim.

            (ii) Each Pledgor irrevocably consents to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by certified mail, postage prepaid, to such Pledgor at its address determined pursuant to Section 21 hereof.

            (iii) Nothing herein shall affect the right of the Pledgee to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Pledgor in any other jurisdiction.

        (z) Transfer or Assignment. Except with respect to any assignment or transfer by the Pledgee to an affiliate (which shall not require any Pledgor's consent but as to which the Pledgee will give notice to the Pledgors), none of the Pledgors or Pledgee may assign or transfer any of their respective rights under and interests in this Agreement without the prior written consent of the Pledgors (if the assignor/transferee is the Pledgee) or of the Pledgee (if the assignor/transferee is any Pledgor), which consent shall not be unreasonably withheld or delayed; provided, however, that no consent of any of the Pledgors is required hereunder for (a) the assignment or transfer by the Operating Partnership of any of its rights under and interests in the Contribution Agreement to any permitted assignee under the Contribution Agreement or (b) the Pledgee to act hereunder as agent on behalf of any person who becomes a Indemnified Party. Upon receipt of such consent (if required under this Section
25), the Pledgee may deliver the Collateral or any portion thereof to its assignee/transferee who shall thereupon, to the extent provided in the instrument of assignment, have all of the rights of the Pledgee hereunder with respect to the Collateral, and the Pledgee shall thereafter be fully discharged from any responsibility with respect to the Collateral so delivered to such assignee/transferee. However, no such assignment or transfer shall relieve such assignee/transferee of those duties and obligations of the Pledgee specified hereunder.

        (aa) Benefit of Agreement. This Agreement shall be binding upon and inure to the benefit of the Pledgors and the Pledgee and their respective heirs, successors and permitted assigns, and all subsequent holders of the Secured Obligations.

        (bb) Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original and all of which shall together constitute one and the same agreement.

        (cc) Captions. The captions of the sections of this Agreement have been inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

        (dd) Complete Agreement. This Agreement and the Contribution Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede all other understandings, oral or written, with respect to the subject matter hereof.

        (ee) Severability. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired.

        IN WITNESS WHEREOF, the Pledgors have duly executed this Agreement, and the Pledgee has caused this Agreement to be duly executed by its officers duly authorized, as of the day and year first above written.

                                     PLEDGORS:



                                     Robert F. Maguire III

                                     MAGUIRE PARTNERS, INC.,
                                     a California corporation


                                     By:
                                        ----------------------------------------
                                        Robert F. Maguire III
                                        Title:


                                     MAGUIRE PARTNERS SCS, INC.,
                                     a California corporation


                                     By:
                                        ----------------------------------------
                                        Robert F. Maguire III
                                        Title:

                                     MAGUIRE PARTNERS BGHS, LLC,
                                     a California limited liability company


                                     By:
                                        ----------------------------------------
                                        Robert F. Maguire III
                                        Title:

                                     MAGUIRE PARTNERS PASADENA GEN-PAR, INC., a Delaware corporation


                                     By:
                                        ----------------------------------------
                                        Robert F. Maguire III
                                        Title:

                                     MAGUIRE PARTNERS DEVELOPMENT, LTD.,
                                     a California limited partnership


                                     By:
                                        ----------------------------------------
                                        Robert F. Maguire III
                                        Title:


                                     MAGUIRE PARTNERS -- WFC HOLDINGS, LLC,
                                     a Delaware limited liability company


                                     By:
                                        ----------------------------------------
                                        Robert F. Maguire III
                                        Title:

                                     MAGUIRE/THOMAS PARTNERS INVESTMENTS,
                                     a California general partnership
                                     (which intends to convert to Maguire
                                     Partners - Investments, LLC, a California limited liability company prior to or contemporaneously with the Closing)


                                     By:
                                        ----------------------------------------
                                        Robert F. Maguire III
                                        Title:



                                     PLEDGEE:

                                     MAGUIRE PROPERTIES, L.P.,
                                     a Maryland limited partnership


                                     By:
                                        ----------------------------------------
                                     Name:
                                     Title:

                                    EXHIBIT H
                                       TO
                             CONTRIBUTION AGREEMENT

                          Form of Estoppel Certificate

                          FORM OF ESTOPPEL CERTIFICATE

                                                               ___________, 2002

Maguire Properties, L.P.
555 West Fifth Street, Suite 5000
Los Angeles, CA 90013

         Re: Lease between Landlord name ("Landlord") and ________________ ("Tenant") at address of property (the "Property").

Dear Ladies and Gentlemen:

         You have informed us that Maguire Properties, L.P. (the "Operating Partnership") desires to consolidate the ownership of a portfolio of office and other properties (the "Participating Properties") located in Southern California and Texas, including the Property, through a series of transactions (the "Formation Transactions") whereby the Operating Partnership will acquire direct or indirect interests in the Participating Properties by acquiring direct interests in the Participating Properties (the "Property Interests") or, directly or indirectly, some or all of the interests in certain limited partnerships, certain limited liability companies and certain other entities (collectively, the "Participating Partnerships") which currently own directly or indirectly the Participating Properties, or a combination of the foregoing. The Formation Transactions relate to the proposed initial public offering (the "Public Offering") of the common stock of Maguire Properties, Inc., a Maryland corporation which Salomon Smith Barney and Credit Suisse First Boston (individually and collectively, "Underwriter") are underwriting, and as a condition precedent thereto you have required this certification of the undersigned.

         The undersigned hereby ratifies the Lease (defined below), certifies and agrees:

             1. The lease between Landlord and Tenant dated _________________ is in full force and effect and has not been assigned, modified, supplemented or amended in any way (except as set forth on Exhibit "A" attached hereto) and said lease as so assigned, modified, supplemented or amended (the "Lease") represents the entire agreement between the parties with respect to the premises which are the subject of the Lease (the "Premises").

             2. The Commencement Date (as defined in the Lease) of the Lease was: ____________________________.

             3.   The expiration date of the Lease
                  is:_________________________________ and Tenant has no rights to extend or renew the term of the Lease except as set forth below:_________________________________________________ ;

             4. The rentable square footage of the Premises is:_____________ square feet;

             5. The current Basic Rent payable pursuant to the terms of the Lease is $________________ per month; Tenant's 2002 monthly estimated share of Operating Expenses and Real Property Taxes (as those terms are defined in the Lease) is $________________ ; and further, Tenant currently is required to pay the following additional charges in the following amounts:
                  _____________________ ;

             6. During the term of the Lease, the maximum number of parking passes Landlord is required to provide to Tenant for the Premises currently leased by Tenant is passes for on-site parking and _____________________ passes for off-site parking. Tenant presently is renting_____________________ passes for parking on-site and________ passes for parking off-site;

             7. Tenant has no right or option to expand the Premises, or to lease additional space at the Property[, except as set forth in the Lease];

             8. Tenant has no option or right of first refusal, pursuant to the Lease or otherwise, to purchase the Property or any part thereof;

             9. Tenant is presently solvent and is not subject of any reorganization and/or bankruptcy and is in occupancy, open, and conducting business with the public in the Premises in accordance with all applicable laws;

             10. Any construction allowance or other financial obligation by Landlord to Tenant provided for in the Lease with respect to Tenant's improvements or otherwise has been paid in full and Landlord has performed all work and improvements with respect to the Premises required to be performed by Landlord under the Lease;

             11. Tenant has no defenses, offsets, claims or counterclaims against the enforcement of the Lease by the Landlord or against Tenant's obligations under the Lease as of the date hereof;

             12. No rental has been paid more than thirty (30) days in advance, and Tenant is not entitled to any concession or rebate of rent or other charges from time to time due and payable under the Lease;

             13. Tenant has paid [no security deposit] [a security deposit in the amount of $______________________] under the Lease;

             14. To Tenant's knowledge, Landlord is not in default under the Lease and has not committed any violation of the Lease which with the passage of time or giving of notice would constitute a default under the Lease;

             15. Tenant has no knowledge of any default by it under the Lease or of any violation by it under the Lease which with the passage of time or giving of notice or both would constitute a default by it under the Lease;

             16. No one other than Tenant and its employees occupy the Premises. Tenant has not sublet the Premises except as indicated on Exhibit "A" hereto; and

             17. The statements contained herein may be relied upon by the following entities and their successors and assigns: (i) Operating Partnership, (ii) Underwriter, (iii) the holder of any shares of common stock of the Company ("Shares") issued pursuant to the Public Offering (iv) any servicer or agent acting on behalf of the holders of any Shares and (v) any rating agencies involved in the Formation Transactions or Public Offering.

         Very truly yours,

         TENANT NAME

         By:________________________________________
            Name:___________________________________
            Title:__________________________________

                                  SCHEDULE 1.1

                             LIST OF EXCLUDED NOTES

The "Pasadena Notes" as defined in those certain letter agreements, dated as of January 1, 1996, among Robert F. Maguire III, certain employees of Robert F. Maguire III and Maguire Partners Development, Ltd. (formerly Maguire/Thomas Partners Development, Ltd.) and other side letters and ancillary agreements entered into in connection therewith or other intercompany notes.

$34,789,555 loan from to Bunker Hill Equity, LLC to Maguire Partners BGHS, LLC as evidenced by that certain Promissory Note between the parties dated March 27, 2002.



                                  SCHEDULE 1.1

                                  SCHEDULE 1.2

                               CONTRIBUTED ASSETS

All assets that would be reflected on a balance sheet of Maguire Partners Development Ltd. dated as of the Closing Date (the "Development Closing Balance Sheet"), based on the accounting principles used in and the method of preparation of the attached balance sheet of Maguire Partners Development Ltd. dated as of June 30, 2002 (the "Current Balance Sheet"), which is subsumed in the balance sheet of the "Maguire Properties Predecessor" as defined in the Prospectus (as defined in Exhibit D).

All accounts receivable of Maguire Partners Development Ltd. from a Participating Partnership or Entity (as defined in Exhibit D) that will be owned in whole or in part, directly or indirectly, by the Operating Partnership upon consummation of the Formation Transactions that would appear on the Closing Intercompany Schedule. Such accounts receivable, as of September 30, 2002, are identified on the Intercompany Schedule with the letter "A."

Gas Company Tower Management Agreement - that certain Management Agreement between Maguire Thomas Partners - Fifth & Grand, Ltd. and Maguire Partners Development, Ltd. dated November 7, 1987.

808 South Olive Management Agreement - that certain Management Agreement between Maguire Partners 808 South Olive, LLC and Maguire Partners Development, Ltd. dated ____, 2000.

Library Tower Management Agreement - that certain Management Agreement between Library Square Associates, LLC (originally with Maguire/Thomas Partners - Library Square, Ltd.) and Maguire Partners Development, Ltd. dated May 22, 1987.

Wells Fargo Tower Management Agreement - that certain Amended and Restated Management Agreement between North Tower, LLC and Maguire Partners Development, Ltd., dated April 27, 1998.

KPMG Tower Management and Leasing Agreement - that certain Management and Leasing Agreement between Maguire Partners - 355 S. Grand, LLC and Maguire Partners Development, Ltd. dated September 13, 2002.

Plaza Las Fuentes Management and Leasing Agreement - that certain Management and Leasing Agreement between Maguire Partners/Pasadena Center, Ltd. (f/k/a Maguire/Thomas Partners/Pasadena Center, Ltd.) and Maguire Partners Development, Ltd. (f/k/a Maguire/Thomas Development, Ltd.) dated December 1, 1988.

Solana Management and Leasing Agreement - that certain Management and Leasing Agreement between Maguire Partners - Solana Limited Partnership (successor to Maguire/Thomas Partners - Westlake/Southlake Partnership) and Maguire Partners Development, Ltd. (f/k/a Maguire/Thomas Development, Ltd.) dated November 14, 1985.

1733 Ocean Avenue Development Agreement - that certain First Amendment to and Restatement of Development Agreement between Maguire Thomas Partners Development and the City of Santa Monica dated _______, 1995.

Playa Vista Water's Edge Exclusive Listing and Brokerage Agreement - that certain Exclusive Listing and Brokerage Agreement between Maguire Partners Development, Ltd. and Playa Vista Water's Edge, LLC dated June 27, 2001.


                                  Schedule 1.2

Playa Vista Water's Edge Exclusive Listing Agreement - that certain Exclusive Listing Agreement between Maguire Partners Development, Ltd. and Cushman & Wakefield dated May 22, 2002.

Property Insurance Sharing Agreement - that certain Property Insurance Sharing Agreement, dated as of March 31, 1997, amended April 1, 2000 and April 1, 2002 between North Tower, LLC, Maguire Partners-South Tower, LLC, Library Square Associates, LLC, Maguire Partners-555 West Fifth, LLC, Maguire Partners -- Plaza Las Fuentes, LLC, Maguire Partners-Glendale Center, LLC, Maguire Partners-740 South Olive, Maguire Partners-1733 Ocean, LLC, Maguire Partners 808 South Olive, LLC, Maguire Thomas Partners-17th & Grand, Ltd., Maguire Partners-Solana Limited Partnership, Playa Vista - Water's Edge, LLC, and Maguire Partners Development, Ltd.

SERVICE CONTRACTS ENTERED INTO BY MAGUIRE PARTNERS DEVELOPMENT, LTD.

GAS COMPANY TOWER
Engineering Services Agreement between ABM Engineering and MP Development Janitorial Services Agreement with American Building Maintenance LandscapingServices Agreement with Associated Group
Parking Facility Operator Agreement with Central Parking System
Carpet Cleaning Services Agreement with Clean Up!
Pest Control Services Agreement with Fume-A-Pest and Termite Control Window Washing Services Agreement with The New Porter
Elevator/Escalator Maintenance Agreement with Otis Elevator
Security Services Agreement with Pinkerton Security Services
Metal Maintenance Services Agreement with Stuart Dean Co.
Water Treatment Services Agreement with Water & Energy Systems Technology Fountain Maintenance Agreement with Wetcare
Solid Waste Collection Services Agreement with Zakaroff Recycling Systems

808 SOUTH OLIVE
Parking Facility Operator Agreement with Ampco Parking Inc.
Security Services Agreement with Langner Security Services
Elevator Maintenance Agreement with Otis Elevator Company dated 3/5/02. Waste Services Agreement with WM/Los Angeles North dated 2/3/98

LIBRARY TOWER
Engineering Services Agreement between ABM Engineering and MP Development Janitorial Services Agreement with ABM Janitorial Services
Pool and Fountain Service and Repair Agreement with Aqua Clear Pool Service and Repair
Fire Alarm and Access Control Systems Service Agreement with C.A. Gamble and Associates
Parking Facility Operator Agreement with Central Parking System
Parking Facility Operator Agreement for Westlawn Garage with Central Parking System
Carpet Cleaning Services Agreement with Clean Up, Inc.
Solid Waste Collection and Recycling Services Agreement with Consolidated
Services
Pest Control Services Agreement with Ecolab Pest Elimination
Water Treatment Services Agreement with Garratt Callahan
Automation Systems Management Maintenance Service Agreement with Johnson
Controls
Accelerograph Service Agreement with Kinemetrics Inc.
Terrazzo Floor Care Services Agreement with Natural Stone Restoration
Elevator Maintenance Service Agreement (Library Tower, Bunker Hill & Westlawn Garage) with Otis Elevator


                                  Schedule 1.2

Window Cleaning Agreement with Peerless Building Maintenance
Fire Recall Elevator Testing Services Agreement with Reg 4 Elevator Testing Landscaping Services Agreement with Sequoia Landscape
Metal Maintenance Service Agreement with Stuart Dean Co., Inc.
Security and Fire Alarm System Upgrade Agreement with TRL systems Inc. Security Services Agreement with Universal Protection

WELLS FARGO TOWER & KPMG TOWER
Parking Facility Operator Agreement with Ampco System Parking
Engineering Services Agreement with ABM Engineering.
Vending Services Agreement with Canteen Vending Services.
Maintenance Agreement with Centrifugal Technologies.
Waste Removal Agreement with Consolidated Disposal Services
Janitorial Services Agreement with Diversified Maintenance Services. Compaction Agreement with Greenleaf Compaction.
Building Agreement with Howard Building Corporation
Security Consoles with Jezek and Associates, Inc.
Security Agreement with Langner Security, Inc.
Extermination Agreement with Orkin Pest Control
Elevator Agreement with Otis Elevator Company
Window Cleaning Agreement with Peerless Building Maintenance.
Maintenance Agreement with R.E. Smith.
Interior Design Agreement with Roco D. Zines.
Master Maintenance Agreement with Shared Technologies
Metal Maintenance Agreement with Stuart Dean
Carpet Maintenance Agreement with Universal Flooring.
Water Treatment Agreement with Water Energy Technology, Inc.

PLAZA LAS FUENTES

Engineering Services Agreement with ABM Engineering
Security Agreement with American Commercial Security
Parking Agreement with AMPCO
Janitorial Services Agreement with Diversified Maintenance Services Landscaping Services Agreement with Natural Selection
Uniform Cleaning Agreement with Magic Cleaners
Elevator  Agreement with Otis Elevator Company

GLENDALE CENTER
Engineering Services Agreement with Able Engineering
Parking Facility Operator Agreement with Ampco System Parking.
Janitorial Services Agreement with Diversified Maintenance Services. Elevator Maintenance Agreement with Otis Elevator Company.
Security Services Agreement with Universal Protection Service.

SOLANA
Sweeping and Sanding Agreement with Champion Sweeping Company
Window Washing Agreement with Collins Window Cleaning
Metal Maintenance Agreement with Dallas Metal Service
Pest Control Agreement with Ecolab
CCTV and Badge Reader Maintenance Agreement with Electronic Technologies Co. Water Treatment Agreement with Jentek Water Treatment, Inc.


                                  Schedule 1.2

Plant Maintenance Agreement with the Plant Lady and Company
Uniform Services Agreement with Texas Industrial Services, Inc. (dba Unifirst Corporation)
Engineering Maintenance Agreement with TD Industries
Elevator Maintenance Agreement with Thyssen Dover Elevator
Chiller Maintenance Agreement with Trane
Landscape Services Agreement with The Brickman Group, Ltd.
Janitorial Services Agreement with Britton Building Maintenance

Any other agreements with an unaffiliated third party to which Maguire Partners Development, Ltd. is a party.

Notwithstanding the foregoing, all assets of Maguire Partners Development, Ltd and its affiliates associated with the pending Playa Vista and IBM arbitrations shall be Excluded Assets.


                                  Schedule 1.2

                        MAGUIRE PARTNERS DEVELOPMENT LTD.
                              CURRENT BALANCE SHEET
                                 (JUNE 30, 2002)

                                                                    DEVELOPMENT
                                                                    -----------
ASSETS:

Real Estate Held for Investment:
   Land                                                                      --
   Building and related structures                                           --
   Tenant Improvements                                                       --
   Furniture and equipment                                                   --
                                                                   ------------
   Less - accumulated depreciation                                           --
                                                                   ------------
Cash and Cash Equivalents:
   Restricted                                                                --
   Unrestricted                                                    $  1,700,121
Accounts Receivable, net                                                     --
   Related Party                                                   $  4,803,350
   Other                                                                     --

Tenant Improvement Loans                                                     --

Investment in JV                                                             --

Prepaid Expenses and Other Assets                                  $    563,443

Deferred Rent Receivable                                                     --

Deferred Leasing and Loan Costs, net                               $  1,693,940
                                                                   ------------
                                                                   $  8,760,854
                                                                   ============
LIABILITIES & MEMBER'S EQUITY:

AP and Accrued Liabilities                                         $ 11,411,814

Other Accounts Payable                                             $  2,513,527

Payable to tenants                                                           --

Payable to related party                                                     --

Deferred Ground Lease Payable                                                --


                                  Schedule 1.2

Secured Note Payable                                                         --

Other Secured Note Payable                                         $ 10,000,000

Exit fee                                                                     --

Accrued Interest Payable                                                     --

Capital Lease Payable                                              $    251,026

Minority interest                                                            --

Equity                                                                       --

  Maguire                                                          ($15,415,513)

                                                                   ------------
                                                                   $  8,760,854
                                                                   ============


                                  Schedule 1.2

                                  SCHEDULE 1.4

                               ASSUMED LIABILITIES

      All liabilities that would be reflected on the Development Closing Balance Sheet.

      All accounts payable of Maguire Partners Development Ltd. to a Participating Partnership or Entity (as defined in Exhibit D) that will be owned in whole or in part, directly or indirectly, by the Operating Partnership upon consummation of the Formation Transactions, that would appear on the Closing Intercompany Schedule. Such accounts payable, as of September 30, 2002, are identified on the Intercompany Schedule with the letter "A."

      All contingent liabilities, including, environmental, litigation and tax liabilities, relating to the Contributed Assets, whether or not they would be reflected on the Development Closing Balance Sheet, provided however, that Assumed Liabilities shall not include liabilities for which the Contributors are required to indemnify the Operating Partnership under this Agreement.

      All liabilities for employees which are Contributed Assets.

      All obligations under the Assumed Agreements or contracts included in the Contributed Assets.

      Notwithstanding the foregoing, all liabilities of Maguire Partners Development, Ltd and its affiliates associated with the pending Playa Vista and IBM arbitrations shall be Excluded Liabilities.


                                  Schedule 1.4

                                 SCHEDULE 2.1(E)

                                TENANT ESTOPPELS

                                TENANT ESTOPPELS

        TENANT                                   PROPERTY
        ------                                   --------
SoCal Gas Company/Sempra               Gas Company Tower / Library Tower
IBM                                    Solana
Wells Fargo Bank                       Wells Fargo Tower / Library Tower / Solana
Latham & Watkins                       Library Tower
Morrison & Foerster                    Gas Company Tower
Jones, Day, Reavis & Pogue             Gas Company Tower
LAUSD                                  KPMG Tower/Wells Fargo Tower
Gibson, Dunn & Crutcher                Wells Fargo Tower
White & Case                           Library Tower
Munger Tolles & Olson                  KPMG Tower
Disney Enterprises                     Glendale Center
Arthur Andersen                        Library Tower
Bank of America                        Glendale Center / KPMG Tower
KPMG                                   KPMG Tower
Salomon Smith Barney                   Wells Fargo Tower/Library Tower
McCutchen Doyle                        KPMG Tower
Northern Trust                         KPMG Tower
Dai-Ichi Kangyo Bank                   Gas Company Tower
Time Warner Entertainment              Glendale Center
Oaktree Capital Management             Wells Fargo Tower
Mercedes Benz                          Solana
Fannie Mae                             Plaza Las Fuentes
Thelen, Reid & Priest                  Wells Fargo Tower
Pfizer, Inc.                           Solana
Sidley & Austin                        Gas Company Tower
Gerald Sullivan                        Plaza Las Fuentes
Gemstar Development                    Plaza Las Fuentes
Alexandria Real Estate                 Plaza Las Fuentes


                                 Schedule 2.1(E)